Execution Version AMERICAS 134357331 HERTZ VEHICLE FINANCING III LLC, as Issuer, THE HERTZ CORPORATION, as Administrator, and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee and Securities Intermediary ____________ SERIES 2026-3 SUPPLEMENT dated as of August 27, 2026 to BASE INDENTURE dated as of June 29, 2021 ____________ $245,250,000 Series 2026-3 5.51% Rental Car Asset Backed Notes, Class A $36,000,000 Series 2026-3 6.04% Rental Car Asset Backed Notes, Class B $46,500,000 Series 2026-3 7.02% Rental Car Asset Backed Notes, Class C $30,000,000 Series 2026-3 9.62% Rental Car Asset Backed Notes, Class D $17,250,000 Series 2026-3 10.33% Rental Car Asset Backed Notes, Class E

TABLE OF CONTENTS Page AMERICAS 134357331 i ARTICLE I DEFINITIONS AND CONSTRUCTION ................................................................................ 2 Section 1.1 Defined Terms and References .................................................................................. 2 Section 1.2 Rules of Construction ................................................................................................ 2 ARTICLE II INITIAL ISSUANCE OF SERIES 2026-3 NOTES; FORM OF SERIES 2026-3 NOTES ............................................................................................................................................. 3 Section 2.1 Initial Issuance ........................................................................................................... 3 Section 2.2 Transfer Restrictions for Global Notes ...................................................................... 4 Section 2.3 Definitive Notes ....................................................................................................... 13 Section 2.4 Legal Final Payment Date ....................................................................................... 13 Section 2.5 Required Series Noteholders ................................................................................... 13 Section 2.6 FATCA .................................................................................................................... 13 ARTICLE III INTEREST AND INTEREST RATES ................................................................................ 14 Section 3.1 Interest ..................................................................................................................... 14 ARTICLE IV SERIES-SPECIFIC COLLATERAL ................................................................................... 14 Section 4.1 Granting Clause ....................................................................................................... 14 Section 4.2 Series 2026-3 Accounts ........................................................................................... 15 Section 4.3 Trustee as Securities Intermediary........................................................................... 16 Section 4.4 Demand Notes ......................................................................................................... 18 Section 4.5 Subordination........................................................................................................... 18 Section 4.6 Duty of the Trustee .................................................................................................. 19 Section 4.7 Representations of the Trustee ................................................................................ 19 ARTICLE V PRIORITY OF PAYMENTS ................................................................................................ 19 Section 5.1 Collections Allocation. ............................................................................................ 19 Section 5.2 Application of Funds in the Series 2026-3 Interest Collection Account ................. 19 Section 5.3 Application of Funds in the Series 2026-3 Principal Collection Account ............... 20 Section 5.4 Class A/B/C/D/E Reserve Account Withdrawals .................................................... 22 Section 5.5 Class A/B/C/D/E Letters of Credit and Class A/B/C/D/E Demand Notes .............. 22 Section 5.6 Past Due Rental Payments ....................................................................................... 25 Section 5.7 Class A/B/C/D/E Letters of Credit and Class A/B/C/D/E L/C Cash Collateral Account ............................................................................................................................. 26 Section 5.8 Certain Instructions to the Trustee ........................................................................... 28 Section 5.9 HVF III’s Failure to Instruct the Trustee to Make a Deposit or Payment ............... 28 ARTICLE VI REPRESENTATIONS AND WARRANTIES; COVENANTS; CLOSING CONDITIONS ............................................................................................................................... 29 Section 6.1 Representations and Warranties .............................................................................. 29 Section 6.2 Covenants ................................................................................................................ 29 Section 6.3 Closing Conditions .................................................................................................. 31 Section 6.4 Further Assurances .................................................................................................. 31 ARTICLE VII AMORTIZATION EVENTS ............................................................................................. 32 Section 7.1 Amortization Events ................................................................................................ 32 ARTICLE VIII SUBORDINATION OF NOTES ...................................................................................... 34 Section 8.1 Subordination of Class B Notes ............................................................................... 34 Section 8.2 Subordination of Class C Notes ............................................................................... 34 Section 8.3 Subordination of Class D Notes .............................................................................. 35 Section 8.4 Subordination of Class E Notes ............................................................................... 35

TABLE OF CONTENTS (continued) Page AMERICAS 134357331 (ii) Section 8.5 When Distribution Must be Paid Over .................................................................... 35 ARTICLE IX GENERAL ........................................................................................................................... 35 Section 9.1 Optional Redemption of the Series 2026-3 Notes ................................................... 35 Section 9.2 Information .............................................................................................................. 36 Section 9.3 Confidentiality ......................................................................................................... 36 Section 9.4 Ratification of Base Indenture ................................................................................. 37 Section 9.5 Notice to the Rating Agencies ................................................................................. 37 Section 9.6 Third Party Beneficiary ........................................................................................... 37 Section 9.7 Execution in Counterparts; Electronic Execution .................................................... 37 Section 9.8 Governing Law ........................................................................................................ 37 Section 9.9 Amendments ............................................................................................................ 37 Section 9.10 Administrator to Act on Behalf of HVF III ........................................................... 40 Section 9.11 Successors .............................................................................................................. 40 Section 9.12 Termination of Series Supplement ........................................................................ 40 Section 9.13 Electronic Execution .............................................................................................. 40 Section 9.14 Additional UCC Representations .......................................................................... 40 Section 9.15 Notices ................................................................................................................... 41 Section 9.16 Submission to Jurisdiction ..................................................................................... 42 Section 9.17 Waiver of Jury Trial .............................................................................................. 42 Section 9.18 Trustee Obligations under the Retention Requirements ........................................ 42 SCHEDULE I TO THE SERIES 2026-3 SUPPLEMENT ............................................................. 45 SCHEDULE II TO THE SERIES 2026-3 SUPPLEMENT ............................................................ 86

TABLE OF CONTENTS
(continued)

Page

EXHIBITS AND SCHEDULES

Schedule I	List of Defined Terms
Schedule II	Monthly Noteholders' Statement Information

Exhibit A-1-1	Form of Series 2026-3 144A Global Class A Note
Exhibit A-1-2	Form of Series 2026-3 Regulation S Global Class A Note
Exhibit A-2-1	Form of Series 2026-3 144A Global Class B Note
Exhibit A-2-2	Form of Series 2026-3 Regulation S Global Class B Note
Exhibit A-3-1	Form of Series 2026-3 144A Global Class C Note
Exhibit A-3-2	Form of Series 2026-3 Regulation S Global Class C Note
Exhibit A-4-1	Form of Series 2026-3 144A Global Class D Note
Exhibit A-4-2	Form of Series 2026-3 Regulation S Global Class D Note
Exhibit A-5	Form of Series 2026-3 144A Global Class E Note
Exhibit B-1	Form of Demand Notice
Exhibit B-2	Form of Class A/B/C/D/E Demand Note
Exhibit C-1	Form of Reduction Notice Request Class A/B/C/D/E Letter of Credit
Exhibit D	Form of Lease Payment Deficit Notice
Exhibit E-1	Form of Transfer Certificate: Certificate for Transfer of Class E Notes
Exhibit E-2	Form of Transfer Certificate from 144A Global Note to Regulation S Global Note
Exhibit E-3	Form of Transfer Certificate from Regulation S Global Note to 144A Global Note
Exhibit F-1	Form of Class A/B/C/D/E Letter of Credit

AMERICAS 134357331

(iii)

AMERICAS 134357331 SERIES 2026-3 SUPPLEMENT, dated as of August 27, 2026 (“Series 2026-3 Supplement”), among HERTZ VEHICLE FINANCING III LLC, a special purpose limited liability company established under the laws of Delaware (“HVF III”), THE HERTZ CORPORATION, a Delaware corporation (“Hertz” or, in its capacity as administrator with respect to the Notes, the “Administrator”) and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association, as trustee (together with its successors in trust thereunder as provided in the Base Indenture referred to below, the “Trustee”), and as securities intermediary (in such capacity, the “Securities Intermediary”), to the Base Indenture, dated as of June 29, 2021 (as amended by Amendment No. 1 thereto, dated as of June 27, 2022, and as may be further amended, modified or supplemented from time to time, exclusive of Series Supplements, the “Base Indenture”), each between HVF III and the Trustee. PRELIMINARY STATEMENT WHEREAS, Section 2.3 (Series Supplement for each Series of Notes) of the Base Indenture provides, among other things, that HVF III and the Trustee may at any time and from time to time enter into a Series Supplement for the purpose of authorizing the issuance of one or more Series of Notes; WHEREAS, Hertz, in its capacity as Administrator, has joined in this Series 2026-3 Supplement to confirm certain representations, warranties and covenants made by it in such capacity for the benefit of the Series 2026-3 Noteholders; NOW, THEREFORE, in consideration of the mutual agreements herein contained, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows: DESIGNATION There is hereby created a Series of Notes to be issued pursuant to the Base Indenture and this Series 2026-3 Supplement, and such Series of Notes is hereby designated as Series 2026-3 Rental Car Asset Backed Notes. On the Series 2026-3 Closing Date, the following classes of Series 2026-3 Rental Car Asset Backed Notes shall be issued: (i) the Series 2026-3 5.51% Rental Car Asset Backed Notes, Class A (as referred to herein, the “Class A Notes”); (ii) the Series 2026-3 6.04% Rental Car Asset Backed Notes, Class B (as referred to herein, the “Class B Notes”); (iii) the Series 2026-3 7.02% Rental Car Asset Backed Notes, Class C (as referred to herein, the “Class C Notes”); (iv) the Series 2026-3 9.62% Rental Car Asset Backed Notes, Class D (as referred to herein, the “Class D Notes”); and (v) the Series 2026-3 10.33% Rental Car Asset Backed Notes, Class E (as referred to herein, the “Class E Notes”). The Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes, and the Class E Notes are referred to herein collectively as the “Series 2026-3 Notes” or the “Class A/B/C/D/E Notes”. The Class A/B/C Notes shall be issued in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof. The Class D Notes shall be issued in minimum denominations

2 of $250,000 and integral multiples of $1,000 in excess thereof. The Class E Notes shall be issued in minimum denominations of $3,250,000 and integral multiples of $1,000 in excess thereof. ARTICLE I DEFINITIONS AND CONSTRUCTION Section 1.1 Defined Terms and References. Capitalized terms used herein shall have the meanings assigned to such terms in Schedule I hereto, and if not defined therein, shall have the meanings assigned thereto in the Base Indenture. All Article, Section or Subsection references herein (including, for the avoidance of doubt, in Schedule I hereto) shall refer to Articles, Sections or Subsections of this Series 2026-3 Supplement, except as otherwise provided herein. Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Base Indenture, each capitalized term used or defined herein shall relate only to the Series 2026-3 Notes and not to any other Series of Notes issued by HVF III. Unless otherwise stated herein, all references herein to the “Series 2026-3 Supplement” shall mean the Base Indenture, as supplemented hereby. Section 1.2 Rules of Construction. In this Series 2026-3 Supplement, including the preamble, recitals, attachments, schedules, annexes, exhibits and joinders hereto unless the context otherwise requires: the singular includes the plural and vice versa; references to an agreement or document shall include the preamble, recitals, all attachments, schedules, annexes, exhibits and joinders to such agreement or document, and are to such agreement or document (including all such attachments, schedules, annexes, exhibits and joinders to such agreement or document), as amended, supplemented, restated and otherwise modified from time to time and to any successor or replacement agreement or document, as applicable (unless otherwise stated); reference to any Person includes such Person’s successors and assigns but, if applicable, only if such successors and assigns are not prohibited by this Series 2026-3 Supplement, and reference to any Person in a particular capacity only refers to such Person in such capacity; reference to any gender includes the other gender; reference to any Requirement of Law means such Requirement of Law as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time; “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding such term; with respect to the determination of any period of time, “from” means “from and including” and “to” means “to but excluding”; references to sections of the Code also refer to any successor sections; reference to any Related Document or other contract or agreement means such Related Document, contract or agreement as amended and restated, amended, supplemented or otherwise modified from time to time, but if applicable, only if such amendment, supplement or modification is permitted by the Base Indenture and the other applicable Related Documents; and the language used in this Series 2026-3 Supplement will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party.

3 ARTICLE II INITIAL ISSUANCE OF SERIES 2026-3 NOTES; FORM OF SERIES 2026-3 NOTES Section 2.1 Initial Issuance. Initial Issuance of Series 2026-3 Notes. On the terms and conditions set forth in this Series 2026-3 Supplement, HVF III shall issue, and cause the Trustee to authenticate, the initial 2026- 3 Notes on the Series 2026-3 Closing Date. Such Series 2026-3 Notes shall: (i) have, with respect to each Class of Series 2026-3 Notes, the initial principal amount equal to the Class Initial Principal Amount for such Class, (ii) have, with respect to each Class of Series 2026-3 Notes, the interest rate set forth in the definition of Note Rate for such Class, (iii) be dated the Series 2026-3 Closing Date, (iv) have, with respect to each Class of Series 2026-3 Notes, the maturity date set forth in the definition of Legal Final Payment Date for such Class, (v) be rated, with respect to the Class A Notes, Class B Notes and Class C Notes, by Moody’s and Fitch, and, with respect to the Class D Notes and the Class E Notes, by Moody’s, and (vi) be duly authenticated in accordance with the provisions of the Base Indenture and this Series 2026-3 Supplement on the Series 2026-3 Closing Date. Form of the Series 2026-3 Notes. The Series 2026-3 Notes will be offered and sold by HVF III on the Series 2026-3 Closing Date pursuant to the Series 2026-3 Purchase Agreement. The Class A/B/C/D/E Notes will be resold initially only to (A) qualified institutional buyers (as defined in Rule 144A) (“QIBs”) in reliance on Rule 144A and (B) solely in the case of the Class A/B/C/D Notes, Persons other than U.S. Persons (as defined in Regulation S) in reliance on Regulation S. The Class A/B/C/D Notes following their initial resale may be transferred to (A) QIBs or (B) purchasers in reliance on Regulation S in accordance with the procedures described herein. The Class E Notes following the initial purchase may be transferred to QIBs in reliance on Rule 144A and to “accredited investors” within the meaning of Rule 501(a) under the Securities Act (“Accredited Investors”). The Series 2026-3 Notes will be Book-Entry Notes, and DTC will act as the Depository for the Series 2026-3 Notes. Initial Payment Date. Notwithstanding anything herein or in any Series 2026-3 Related Document to the contrary, the initial Payment Date with respect to the Series 2026-3 Notes shall be September 25, 2026. 144A Global Notes. Each Class of the Series 2026-3 Notes offered and sold in their initial distribution on the Series 2026-3 Closing Date in reliance upon Rule 144A will be issued in the form of one or more global notes in fully registered form, without coupons, substantially in the form set forth with respect to the Class A Notes in Exhibit A-1-1 to this Series 2026-3 Supplement, with respect to the Class B Notes in Exhibit A-2-1 to this Series 2026-3 Supplement, with respect to the Class C Notes in Exhibit A-3-1 to this Series 2026-3 Supplement, with respect to the Class D Notes in Exhibit A-4-1 to this Series 2026-3 Supplement, and with respect to the Class E Notes in Exhibit A-5 to this Series 2026- 3 Supplement, in each case registered in the name of Cede & Co., as nominee of DTC, and deposited with BNY, as custodian of DTC (collectively, the “144A Global Notes”). Solely with respect to the Class A/B/C/D Notes, the aggregate principal amount of such 144A Global Note may from time to time be increased or decreased by adjustments made on the records of BNY, as custodian for DTC, in connection with a corresponding decrease or increase in the aggregate principal amount of the corresponding class

4 of Regulation S Global Notes, as hereinafter provided. Each 144A Global Note shall represent such of the outstanding principal amount of the related Class of Series 2026-3 Notes as shall be specified in the schedule attached thereto, and each shall provide that it shall represent the aggregate principal amount of such Class of Series 2026-3 Notes from time to time endorsed thereon and that the aggregate principal amount of such Class of outstanding Series 2026-3 Notes represented thereby may from time to time be reduced or increased, as applicable, to reflect exchanges and redemptions of such 144A Global Note. Any endorsement of a 144A Global Note to reflect the amount of any increase or decrease in the aggregate principal amount of the Class of outstanding Series 2026-3 Notes represented thereby shall be made by the Trustee in accordance with instructions given by HVF III thereof as required by Section 2.2 (Transfer Restrictions for Global Notes) hereof. Regulation S Global Notes. Each Class of the Class A/B/C/D Notes offered and sold on the Series 2026-3 Closing Date in reliance upon Regulation S will be issued in the form of one or more global notes in fully registered form, without coupons, substantially in the forms set forth with respect to the Class A Notes in Exhibit A-1-2 to this Series 2026-3 Supplement, with respect to the Class B Notes in Exhibit A-2-2 to this Series 2026-3 Supplement, with respect to the Class C Notes in Exhibit A-3-2 to this Series 2026-3 Supplement and with respect to the Class D Notes in Exhibit A-4-2 to this Series 2026-3 Supplement, in each case registered in the name of Cede & Co., as nominee of DTC, and deposited with BNY, as custodian of DTC, for credit to the respective accounts at DTC of the designated agents holding on behalf of Euroclear and Clearstream (collectively, the “Regulation S Global Notes”). The aggregate principal amount of the Regulation S Global Notes may from time to time be increased or decreased by adjustments made on the records of BNY, as custodian for DTC, in connection with a corresponding decrease or increase of aggregate principal amount of the corresponding 144A Global Notes, as hereinafter provided. Each Regulation S Global Note shall represent such of the outstanding principal amount of the related Class of Series 2026-3 Notes as shall be specified in the schedule attached thereto and each shall provide that it shall represent the aggregate principal amount of such Class of Series 2026-3 Notes from time to time endorsed thereon and that the aggregate principal amount of such Class of outstanding Series 2026-3 Notes represented thereby may from time to time be reduced or increased, as applicable, to reflect exchanges and redemptions of such Regulation S Global Note. Any endorsement of a Regulation S Global Note to reflect the amount of any increase or decrease in the aggregate principal amount of the Class of outstanding Series 2026-3 Notes represented thereby shall be made by the Trustee in accordance with instructions given by HVF III thereof as required by Section 2.2 (Transfer Restrictions for Global Notes) hereof. For the avoidance of doubt, no interest in a Class E Note shall be represented by or in the form of a Regulation S Global Note. Section 2.2 Transfer Restrictions for Global Notes. A Global Note may not be transferred, in whole or in part, to any Person other than DTC or a nominee thereof, or to a successor Depository or to a nominee of a successor Depository, and no such transfer to any such other Person may be registered; provided, however, that this Section 2.2(a) (Transfer Restrictions for Global Notes) shall not prohibit any transfer of a Class A Note, a Class B Note, Class C Note or a Class D Note that is issued in exchange for the corresponding Global Note in accordance with Section 2.8 (Transfer and Exchange) of the Base Indenture and shall not prohibit any transfer of a beneficial interest in a Global Note effected in accordance with the other provisions of this Section 2.2 (Transfer Restrictions for Global Notes). The transfer by a Note Owner holding a beneficial interest in a 144A Global Note (other than a Class E Global Note) to a Person who wishes to take delivery thereof in the form of a beneficial interest in such 144A Global Note shall be made upon the deemed representation of the transferee (and, for the avoidance of doubt, each such transferee shall be deemed to represent) that it is purchasing for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB, and is aware that the sale to it is being made in reliance on Rule

5 144A and acknowledges that it has received such information regarding HVF III as such transferee has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A. Any transfer (including the initial transfer to the initial purchasers) of a Class E Note (or any beneficial interest therein) to any Person (a “Transferee”) who wishes to take delivery of such Class E Note (or any beneficial interest therein) shall be made upon receipt by the Administrator, and the Registrar, each at its respective office, of a certificate in substantially the form set forth in Exhibit E-1 hereto containing the representations of such Transferee. Any transfer that occurs without the relevant Transferee’s execution or delivery of the certificate referred to in the immediately preceding sentence will be void ab initio. If a Note Owner holding a beneficial interest in a 144A Global Note (other than a Class E Global Note) wishes at any time to exchange its interest in such 144A Global Note for an interest in the corresponding Regulation S Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Regulation S Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 2.2(d) (Transfer Restrictions for Global Notes). Upon receipt by the Registrar, at the office of the Registrar, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Regulation S Global Note, in a principal amount equal to that of the beneficial interest in such 144A Global Note to be so exchanged or transferred, (ii) a written order from HVF III containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) a certificate in substantially the form set forth in Exhibit E-3 hereto given by the applicable Note Owner holding such beneficial interest in such 144A Global Note, the Registrar shall instruct BNY, as custodian of DTC, to reduce the principal amount of the applicable 144A Global Note, and to increase the principal amount of the applicable Regulation S Global Note, by the principal amount of the beneficial interest in such 144A Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for Euroclear or Clearstream or both, as the case may be) a beneficial interest in such Regulation S Global Note having a principal amount equal to the amount by which the principal amount of such 144A Global Note was reduced upon such exchange or transfer. If a Note Owner holding a beneficial interest in a Regulation S Global Note wishes at any time to exchange its interest in such Regulation S Global Note for an interest in the corresponding 144A Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the corresponding 144A Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 2.2(e) (Transfer Restrictions for Global Notes). Upon receipt by the Registrar, at the office of the Registrar, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in such 144A Global Note in a principal amount equal to that of the beneficial interest in such Regulation S Global Note to be so exchanged or transferred, (ii) a written order from HVF III containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest, and (iii) a certificate in substantially the form set forth in Exhibit E-4 hereto given by such Note Owner, as applicable, holding such beneficial interest in such Regulation S Global Note, the Registrar shall instruct BNY, as custodian of DTC, to reduce the principal amount of such Regulation S Global Note and to increase the principal

6 amount of such 144A Global Note, by the principal amount of the beneficial interest in such Regulation S Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for DTC) a beneficial interest in such 144A Global Note having a principal amount equal to the amount by which the principal amount of such Regulation S Global Note was reduced upon such exchange or transfer. The provisions of the rules and procedures of DTC, the “Operating Procedures of the Euroclear System” and the “Terms and Conditions Governing Use of Euroclear” and the “General Terms and Conditions of Clearstream Banking” and the “Customer Handbook” of Clearstream (collectively, the “Applicable Procedures”) shall be applicable to transfers of beneficial interests in the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes and the Class E Notes which are in the form of Class A Global Notes, Class B Global Notes, Class C Global Notes, Class D Global Notes or the Class E Notes, respectively. The Class A/B/C/D Notes represented by 144A Global Notes shall bear the following legend: THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY STATE SECURITIES LAWS. THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE ONLY (A) TO HERTZ VEHICLE FINANCING III LLC (“HVF III”), (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A (A “QIB”) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF, AND IN ACCORDANCE WITH, REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE RIGHT OF HVF III, PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO IT. The Class A/B/C/D Notes represented by Regulation S Global Notes shall bear the following legend: THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF HERTZ VEHICLE FINANCING III LLC (“HVF III”) THAT THIS NOTE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OF THE STATES,

7 TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES AND ONLY (1) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, (2) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT OR (3) TO HVF III. All Class A/B/C/D Notes represented by Global Notes shall bear the following legend: THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE ISSUER OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN. All Class A/B/C/D/E Notes shall bear the following legend: THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH OWNER OF A BENEFICIAL INTEREST HEREIN, AGREES TO TREAT THE NOTES (OTHER THAN ANY NOTE AT ANY TIME HELD BY THE ISSUER OF SUCH NOTE AS DETERMINED FOR U.S. FEDERAL INCOME TAX PURPOSES OR ANY AFFILIATE THEREOF) AS INDEBTEDNESS FOR APPLICABLE U.S. FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME. All Class A/B/C Notes represented by Global Notes shall bear the following legend: A PROSPECTIVE TRANSFEREE OF THE NOTES OR ANY INTEREST THEREIN MUST REPRESENT (AND SHALL BE DEEMED TO REPRESENT) THAT EITHER (I) IT IS NOT AND IS NOT ACTING ON BEHALF OF, OR USING THE ASSETS OF (A) AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), THAT IS SUBJECT TO TITLE I OF ERISA, (B) A “PLAN” AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “INTERNAL REVENUE CODE”), THAT IS SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE, (C) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF SUCH

8 EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN THE ENTITY (WITHIN THE MEANING OF DEPARTMENT OF LABOR REGULATION 29 C.F.R. 2510.3-101, AS MODIFIED BY SECTION 3(42) OF ERISA) (THE PLANS AND ENTITIES DESCRIBED IN SUBSECTIONS (A) THROUGH (C), “BENEFIT PLANS”) OR (D) ANY GOVERNMENTAL, CHURCH, NON-U.S. OR OTHER PLAN THAT IS SUBJECT TO ANY NON-U.S., FEDERAL, STATE OR LOCAL LAW THAT IS SUBSTANTIALLY SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE INTERNAL REVENUE CODE (“SIMILAR LAW”) OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE ASSETS OF ANY SUCH PLAN, OR (II) ITS ACQUISITION, CONTINUED HOLDING AND DISPOSITION OF SUCH NOTES (OR ANY INTEREST THEREIN) WILL NOT GIVE RISE TO A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE INTERNAL REVENUE CODE (OR RESULT IN A NON-EXEMPT VIOLATION OF ANY SIMILAR LAW). IF A PROSPECTIVE TRANSFEREE OF THE NOTES OR ANY INTEREST THEREIN IS A BENEFIT PLAN, IT MUST REPRESENT (AND SHALL BE DEEMED TO REPRESENT) THAT NONE OF HERTZ VEHICLE FINANCING III LLC, THE INITIAL PURCHASERS OF THE NOTES OR THEIR RESPECTIVE AFFILIATES IS A “FIDUCIARY” (WITHIN THE MEANING OF SECTION 3(21) OF ERISA OR ANY REGULATION THEREUNDER) OF SUCH PROSPECTIVE TRANSFEREE WITH RESPECT TO THE ACQUISITION, HOLDING OR DISPOSITION OF THE NOTES OR AS A RESULT OF ANY EXERCISE BY IT OF ANY RIGHTS IN CONNECTION WITH THE NOTES (UNLESS A STATUTORY OR ADMINISTRATIVE EXEMPTION APPLIES (ALL OF THE APPLICABLE CONDITIONS OF WHICH ARE SATISFIED) OR THE TRANSACTION IS NOT OTHERWISE PROHIBITED), AND ANY COMMUNICATIONS FROM HVF III, THE INITIAL PURCHASERS OF THE NOTES AND THEIR RESPECTIVE AFFILIATES TO ANY PROSPECTIVE TRANSFEREE OF THE NOTES IS RENDERED SOLELY IN ITS CAPACITY AS THE SELLER OF THE NOTES AND NOT AS A FIDUCIARY TO ANY SUCH PROSPECTIVE TRANSFEREE. The Class D Notes shall bear the following legend: A PROSPECTIVE TRANSFEREE OF THE CLASS D NOTES OR ANY INTEREST THEREIN MUST REPRESENT (AND SHALL BE DEEMED TO REPRESENT) THAT IT IS NOT AND IS NOT ACTING ON BEHALF OF, OR USING THE ASSETS OF (A) AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), THAT IS SUBJECT TO TITLE I OF ERISA, (B) A “PLAN” AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “INTERNAL REVENUE CODE”), THAT IS SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE, OR (C) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF SUCH EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN THE ENTITY(WITHIN THE MEANING OF DEPARTMENT OF LABOR REGULATION 29 C.F.R. 2510.3-101, AS MODIFIED BY SECTION 3(42) OF ERISA) (THE PLANS AND ENTITIES DESCRIBED IN SUBSECTIONS (A) THROUGH (C), “BENEFIT PLANS”), AND IF IT IS A GOVERNMENTAL, CHURCH, NON-U.S. OR OTHER PLAN THAT IS SUBJECT TO ANY NON-U.S., FEDERAL, STATE OR LOCAL LAW THAT IS SUBSTANTIALLY SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE INTERNAL REVENUE CODE (“SIMILAR LAW”) OR AN

9 ENTITY WHOSE UNDERLYING ASSETS INCLUDE ASSETS OF ANY SUCH PLAN, ITS ACQUISITION, CONTINUED HOLDING AND DISPOSITION OF SUCH CLASS D NOTES (OR ANY INTEREST THEREIN) WILL NOT CONSTITUTE A NON-EXEMPT VIOLATION OF ANY APPLICABLE SIMILAR LAW. The Class E Notes shall bear the following legend: THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY STATE SECURITIES LAWS. THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE ONLY (A) TO HERTZ VEHICLE FINANCING III LLC ( “HVF III”) (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS EITHER (I) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A (A “QIB”) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (II) AN ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(A) UNDER THE SECURITIES ACT, OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE RIGHT OF THE ISSUER, PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO IT. A PROSPECTIVE TRANSFEREE OF THE CLASS E NOTES OR ANY INTEREST THEREIN MUST REPRESENT (AND SHALL BE DEEMED TO REPRESENT) THAT IT IS NOT AND IS NOT ACTING ON BEHALF OF, OR USING THE ASSETS OF (A) AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), THAT IS SUBJECT TO TITLE I OF ERISA, (B) A “PLAN” AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “INTERNAL REVENUE CODE”), THAT IS SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OR (C) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” BY REASON OF SUCH EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN THE ENTITY (WITHIN THE MEANING OF DEPARTMENT OF LABOR REGULATION 29 C.F.R. 2510.3-101, AS MODIFIED BY SECTION 3(42) OF ERISA) (THE PLANS AND ENTITIES DESCRIBED IN SUBSECTIONS (A) THROUGH (C), “BENEFIT PLANS”), AND IF IT IS A GOVERNMENTAL, CHURCH, NON-U.S. OR OTHER PLAN THAT IS SUBJECT TO ANY NON-U.S., FEDERAL, STATE OR LOCAL LAW THAT IS SUBSTANTIALLY SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE INTERNAL REVENUE CODE (“SIMILAR LAW”) OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE ASSETS OF ANY SUCH PLAN, ITS ACQUISITION, CONTINUED HOLDING AND DISPOSITION OF SUCH CLASS E NOTES (OR ANY INTEREST THEREIN) WILL NOT CONSTITUTE A NON-EXEMPT VIOLATION OF ANY APPLICABLE SIMILAR LAW.

10 THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO HVF III OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN. THE HOLDER (INCLUDING THE INITIAL PURCHASER) OF THIS NOTE OR ANY BENEFICIAL INTEREST THEREIN AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY OTHER PERSON’S ACCOUNT FOR WHICH IT HAS PURCHASED THIS NOTE (OR ANY BENEFICIAL INTEREST THEREIN) THAT AT ALL TIMES (A) SUCH HOLDER IS, AND EACH OTHER PERSON ON BEHALF OF WHICH SUCH HOLDER ACQUIRED THIS NOTE OR ANY INTEREST THEREIN IS, A “UNITED STATES PERSON” WITHIN THE MEANING OF SECTION 7701(a)(30) OF THE INTERNAL REVENUE CODE; (B)(1) EITHER (I) SUCH HOLDER IS NOT AND WILL NOT BECOME FOR U.S. FEDERAL INCOME TAX PURPOSES A PARTNERSHIP, SUBCHAPTER S CORPORATION OR GRANTOR TRUST (EACH SUCH ENTITY A “FLOW-THROUGH ENTITY”) OR (II) IF SUCH HOLDER IS OR BECOMES A FLOW-THROUGH ENTITY, THEN (X) AT ALL TIMES, LESS THAN 50% OF THE VALUE OF ANY BENEFICIAL OWNER’S DIRECT OR INDIRECT INTEREST IN SUCH HOLDER IS AND WILL BE ATTRIBUTABLE, IN THE AGGREGATE, TO SUCH HOLDER’S DIRECT OR INDIRECT INTEREST IN SUCH NOTE OR IN THE ISSUER, AND (Y) SUCH HOLDER IS NOT AND WILL NOT BE PART OF ANY ARRANGEMENT THE PRINCIPAL PURPOSE OF WHICH IS TO PERMIT SUCH HOLDER TO SATISFY THE 100-PARTNER LIMITATION OF U.S. TREASURY REGULATION SECTION 1.7704-1(h)(1)(ii), OR (2) SUCH HOLDER HAS DELIVERED A WRITTEN OPINION OF NATIONALLY RECOGNIZED U.S. TAX COUNSEL THAT THE TRANSFER OF SUCH NOTE TO SUCH HOLDER WILL NOT CAUSE THE ISSUER TO BE TREATED AS A PUBLICLY TRADED PARTNERSHIP TAXABLE AS A CORPORATION FOR U.S. FEDERAL (AND APPLICABLE STATE AND/OR LOCAL) INCOME TAX PURPOSES; (C) SUCH HOLDER IS NOT ACQUIRING AND WILL NOT MARKET, SELL, TRANSFER, EXCHANGE, ASSIGN, CONVEY, PARTICIPATE, PLEDGE OR OTHERWISE DISPOSE OF, SUFFER THE CREATION OF A LIEN ON OR CAUSE TO BE MARKETED THIS NOTE (OR ANY INTEREST THEREIN) IN A PRINCIPAL AMOUNT THAT IS LESS THAN THE CLASS E MINIMUM DENOMINATION, AS DEFINED IN THE SERIES 2026-3 SUPPLEMENT; (D) SUCH HOLDER WILL NOT ACQUIRE OR ENTER INTO ANY

11 FINANCIAL INSTRUMENT OR CONTRACT THE VALUE OF WHICH IS, OR PAYMENTS ON WHICH ARE, DETERMINED BY REFERENCE IN WHOLE OR IN PART TO THIS NOTE OR THE ISSUER (INCLUDING THE AMOUNT OF DISTRIBUTIONS OR PAYMENTS BY THE ISSUER, THE VALUE OF THE ASSETS OF THE ISSUER, OR THE RESULTS OF THE OPERATIONS OF THE ISSUER); (E) SUCH HOLDER IS NOT ACQUIRING AND WILL NOT MARKET, SELL, TRANSFER, EXCHANGE, ASSIGN, CONVEY, PARTICIPATE, PLEDGE OR OTHERWISE DISPOSE OF, SUFFER THE CREATION OF A LIEN ON OR CAUSE TO BE MARKETED THIS NOTE (OR ANY INTEREST THEREIN) OR ANY EQUITY INTEREST IN THE ISSUER ON OR THROUGH AN “ESTABLISHED SECURITIES MARKET” WITHIN THE MEANING OF SECTION 7704(b)(1) OF THE INTERNAL REVENUE CODE AND U.S. TREASURY REGULATION SECTION 1.7704-1(b), INCLUDING, WITHOUT LIMITATION, AN INTERDEALER QUOTATION SYSTEM THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS; (F) SUCH HOLDER WILL NOT MARKET, SELL, TRANSFER, EXCHANGE, ASSIGN, CONVEY, PARTICIPATE, PLEDGE OR OTHERWISE DISPOSE OF, SUFFER THE CREATION OF A LIEN ON OR CAUSE TO BE MARKETED THIS NOTE (OR ANY INTEREST THEREIN) IF SUCH ACTION COULD REASONABLY BE EXPECTED TO (1) CAUSE THE COMBINED NUMBER OF HOLDERS OF (I) CLASS E NOTES OF THE ISSUER, (II) ANY OTHER DEBT OF THE ISSUER (X) FOR WHICH THE ISSUER HAS NOT RECEIVED AN OPINION THAT SUCH DEBT “WILL” BE TREATED AS DEBT FOR U.S. FEDERAL INCOME TAX PURPOSES AND (Y) THAT WAS ISSUED WITH TRANSFER RESTRICTIONS AND CERTIFICATION REQUIREMENTS SUBSTANTIALLY SIMILAR TO THOSE APPLICABLE TO THIS NOTE WHICH RESTRICTIONS AND REQUIREMENTS HAVE NOT SINCE BEEN REMOVED AND (III) ANY OTHER INTERESTS THAT ARE TREATED AS EQUITY INTERESTS IN THE ISSUER FOR U.S. FEDERAL INCOME TAX PURPOSES TO EXCEED NINETY (90) OR (2) OTHERWISE CREATE A MATERIAL RISK THAT THE ISSUER MAY BE TREATED AS A PUBLICLY TRADED PARTNERSHIP FOR U.S. FEDERAL INCOME TAX PURPOSES (AS REASONABLY DETERMINED BY THE ISSUER); AND (G) SUCH HOLDER WILL NOT SELL, TRANSFER, EXCHANGE, ASSIGN, CONVEY, PARTICIPATE, PLEDGE OR OTHERWISE DISPOSE OF THIS NOTE (OR ANY INTEREST THEREIN) TO ANY SUBSEQUENT TRANSFEREE UNLESS, PRIOR TO SUCH ACTION, SUCH SUBSEQUENT TRANSFEREE SHALL HAVE EXECUTED AND DELIVERED TO THE REGISTRAR AND THE ADMINISTRATOR, AND ANY OF THEIR RESPECTIVE SUCCESSORS, AGENTS OR ASSIGNS, A TRANSFER CERTIFICATE IN SUBSTANTIALLY THE FORM OF THE TRANSFER CERTIFICATE SET FORTH IN THE APPLICABLE SERIES SUPPLEMENT. ANY TRANSFER IN VIOLATION OF THIS PARAGRAPH WILL BE VOID AB INITIO. The required legends set forth above shall not be removed from the applicable Class A Notes, Class B Notes, Class C Notes, Class D Notes or Class E Notes except as provided herein. The legend required for a Restricted Note may be removed from such Restricted Note if there is delivered to HVF III and the Registrar such satisfactory evidence, which may include an Opinion of Counsel as may be reasonably required by HVF III, that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers of such Class A Note, Class B Note, Class C Note, Class D Note or Class E Note, as applicable, will not violate the registration requirements of the Securities Act. Upon provision of such satisfactory evidence, HVF III shall deliver to the Trustee an Opinion of Counsel

12 stating that all conditions precedent to such legend removal have been complied with, and the Trustee at the direction of HVF III shall authenticate and deliver in exchange for such Restricted Note a Class A Note, Class B Note, Class C Note, Class D Note or Class E Note or Class A Notes, Class B Notes, Class C Notes, Class D Notes or Class E Notes, as applicable, having an equal aggregate principal amount that does not bear such legend. If such a legend required for a Restricted Note has been removed from a Class A Note, Class B Note, Class C Note, Class D Note or Class E Note as provided above, no other Note issued in exchange for all or any part of such Class A Note, Class B Note, Class C Note, Class D Note or Class E Note, as applicable, shall bear such legend, unless HVF III has reasonable cause to believe that such other Class A Note, Class B Note, Class C Note, Class D Note or Class E Note, as applicable, is a “restricted security” within the meaning of Rule 144A under the Securities Act and instructs the Trustee to cause a legend to appear thereon. The transfer by a Note Owner holding a beneficial interest in a Class A/B/C Note to another Person shall be made upon the deemed representation of the transferee (and, for the avoidance of doubt, each such transferee shall be deemed to represent) that either (i) such transferee is not, and is not acquiring or holding such Class A/B/C Notes (or any interest therein) for or on behalf, or with the assets, of, (A) any “employee benefit plan” (as defined in Section 3(3) of ERISA) that is subject to Title I of ERISA, (B) any “plan” (as defined in Section 4975(e)(1) of the Code) that is subject to Section 4975 of the Code, (C) any entity whose underlying assets include “plan assets” by reason of such employee benefit plan’s or plan’s investment in the entity (within the meaning of Department of Labor Regulation 29 C.F.R. 2510.3-101, as modified by Section 3(42) of ERISA) or (D) any governmental, church, non- U.S. or other plan that is subject to any non-U.S. federal, state or local law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code (“Similar Law”) or any entity whose underlying assets include assets of any such plan, or (ii) such transferee’s purchase, continued holding and disposition of such Class A/B/C Notes (or any interest therein) will not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or result in a non-exempt violation of any Similar Law. The transfer by a Note Owner holding a beneficial interest in a Class D Note to another Person shall be made upon the representation of the transferee (and, for the avoidance of doubt, each such transferee shall be deemed to represent) that such transferee is not and is not acting on behalf of, or using the assets of (A) an “employee benefit plan” (as defined in Section 3(3) of ERISA), that is subject to Title I of ERISA, (B) a “plan”(as defined in Section 4975(e)(1) of the Code), that is subject to Section 4975 of the Code, or (C) an entity whose underlying assets include “plan assets” by reason of such employee benefit plan’s or plan’s investment in the entity (within the meaning of Department of Labor Regulation 29 C.F.R. 2510.3-101, as modified by Section 3(42) of ERISA), and if it is a governmental, church, non-U.S. or other plan that is subject to any Similar Law or an entity whose underlying assets include assets of any such plan, its acquisition and holding of such Class D Notes or any interest therein will not constitute a violation of any applicable Similar Law. The transfer by a Note Owner holding a beneficial interest in a Class E Note to another Person shall be made upon the representation of the transferee (and, for the avoidance of doubt, each such transferee shall be deemed to represent) that such transferee is not and is not acting on behalf of, or using the assets of (A) an “employee benefit plan” (as defined in Section 3(3) of ERISA), that is subject to Title I of ERISA, (B) a “plan”(as defined in Section 4975(e)(1) of the Code), that is subject to Section 4975 of the Code, or (C) an entity whose underlying assets include “plan assets” by reason of such employee benefit plan’s or plan’s investment in the entity (within the meaning of Department of Labor Regulation 29 C.F.R. 2510.3-101, as modified by Section 3(42) of ERISA), and if it is a governmental, church, non-U.S. or other plan that is subject to any Similar Law or an entity whose underlying assets include assets of any such plan, its acquisition and holding of such Class E Notes or any interest therein will not constitute a violation of any applicable Similar Law.

13 Each transferee of any beneficial interest in any Class A/B/C/D Note that is represented by a Global Note will be deemed to have represented and agreed that such transferee is either (A) a QIB and is acquiring such Class A/B/C/D Note for its own account or as a fiduciary or agent for others (which others are also QIBs) for investment purposes and not for distribution in violation of the Securities Act, and it is able to bear the economic risk of an investment in such Class A/B/C/D Note and has such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of purchasing such Class A/B/C/D Note, or (B) not a “U.S. person” (as defined in Regulation S) (and is not purchasing for the account or benefit of a “U.S. person” as defined in Regulation S), is outside the United States and is acquiring such Class A/B/C/D Note pursuant to an exemption from registration in accordance with Rule 903 or Rule 904 of Regulation S. Each transferee of any beneficial interest in any Class E Note that is represented by a Global Note will be deemed to have represented and agreed that such transferee is either (i) a QIB and is acquiring such Class E Note for its own account or as a fiduciary or agent for others (which others are also QIBs) or (ii) an Accredited Investor, and, in each case, is acquiring such Class E Note for investment purposes and not for distribution in violation of the Securities Act, and it is able to bear the economic risk of an investment in such Class E Note and has such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of purchasing such Class E Note. Section 2.3 Definitive Notes. No Note Owner will receive a Definitive Note representing such Note Owner’s interest in the Series 2026-3 Notes other than in accordance with Section 2.13 (Definitive Notes) of the Base Indenture. Definitive Notes shall have such insertions and deletions as are necessary to give effect to the provisions of Section 2.13 (Definitive Notes) of the Base Indenture. Section 2.4 Legal Final Payment Date. The Principal Amount of the Series 2026-3 Notes shall be due and payable on the Legal Final Payment Date. Section 2.5 Required Series Noteholders. In accordance with Section 2.3 (Series Supplement for each Series of Notes) of the Base Indenture, the Majority Series 2026-3 Noteholders shall be the “Required Series Noteholders” with respect to the Series 2026-3 Notes. Section 2.6 FATCA. In the event that a Note Owner receives a Definitive Note representing such Note Owner’s interest in the Class A/B/C/D/E Notes in accordance with Section 2.13 (Definitive Notes) of the Base Indenture: Each Series 2026-3 Noteholder (and any Note Owner of any Series 2026-3 Note) will be required to (i) provide HVF III, the Trustee and their respective agents with any correct, complete and accurate information that may be required under applicable law (or reasonably believed by HVF III to be required under applicable law) for such parties to comply with FATCA, (ii) take any other commercially reasonable actions that HVF III, the Trustee or their respective agents deem necessary to comply with FATCA and (iii) update any such information provided in the preceding clauses (i) or (ii) promptly upon learning that any such information previously provided has become obsolete or incorrect or is otherwise required. Each such holder agrees, or by acquiring such Series 2026-3 Note or an interest in such Series 2026-3 Note will be deemed to agree, that HVF III may provide such information and any other information regarding its investment in such Series 2026-3 Notes to the U.S. Internal Revenue Service or other relevant governmental authority in accordance with applicable law. Each Series 2026-3 Noteholder and Note Owner of any Series 2026-3 Notes also acknowledges that the failure to provide information requested in connection with FATCA may cause HVF III (or its agent) to withhold on payments to such Series 2026-3 Noteholder (or Note Owner of such Series 2026-3 Notes) in accordance with applicable law. Any amounts withheld in order to comply with FATCA will not be grossed up and will be deemed to have been paid in respect of the relevant Series 2026-3 Notes.

14 HVF III, the Trustee and any other Paying Agent are hereby authorized to retain from amounts otherwise distributable to any Series 2026-3 Noteholder sufficient funds for the payment of any such tax that, in their respective sole discretion, is legally owed or required to be withheld by them, including in connection with FATCA (but such authorization shall not prevent HVF III from contesting any such tax in appropriate legal proceedings and withholding payment of such tax, if permitted by law, pending the outcome of such legal proceedings), and to timely remit such amounts to the appropriate taxing authority. If any Series 2026-3 Noteholder or Note Owner of a Series 2026-3 Note wishes to apply for a refund of any such withholding tax, HVF III, the Trustee or such other Paying Agent shall reasonably cooperate with such Person in providing readily available information so long as such Person agrees to reimburse HVF III, the Trustee or such Paying Agent for any out-of-pocket expenses incurred. Nothing herein shall impose an obligation, nor relieve any obligation imposed under applicable law, on the part of HVF III, the Trustee or any other Paying Agent to determine the amount of any tax or withholding obligation on their part or in respect of the Series 2026-3 Notes. ARTICLE III INTEREST AND INTEREST RATES Section 3.1 Interest. Each Class of Series 2026-3 Notes shall bear interest at the applicable Note Rate for such Class in accordance with the definition of Class Interest Amount. On each Payment Date, the Class Interest Amount with respect to such Payment Date shall be paid in accordance with the provisions hereof. If the amounts described in Section 5.3 (Application of Funds in the Series 2026-3 Interest Collection Account) are insufficient to pay the Class Interest Amount for any Class for any Payment Date, payments of such Class Interest Amount to the Noteholders of such Class will be reduced by the amount of such insufficiency (the aggregate amount, if any, of such insufficiency on such Payment Date, the “Class Deficiency Amount”), and interest shall accrue on any such Class Deficiency Amount at the applicable Note Rate in accordance with the definition of Class Interest Amount. ARTICLE IV SERIES-SPECIFIC COLLATERAL Section 4.1 Granting Clause. In order to secure and provide for the repayment and payment of the Note Obligations with respect to the Series 2026-3 Notes, HVF III hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 2026-3 Noteholders, all of HVF III’s right, title and interest in and to the following (whether now or hereafter existing or acquired): each Series 2026-3 Account, including any security entitlement with respect to Financial Assets credited thereto, all funds, Financial Assets or other assets on deposit in each Series 2026-3 Account from time to time; all certificates and instruments, if any, representing or evidencing any or all of each Series 2026-3 Account, the funds on deposit therein or any security entitlement with respect to Financial Assets credited thereto from time to time; all Proceeds of any and all of the foregoing clauses (a) and (b), including cash (with respect to each Series 2026-3 Account, the items in the foregoing clauses (a) and (b) and this clause (c) with respect to such Series 2026-3 Account are referred to, collectively, as the “Series 2026-3 Account Collateral”);

15 each Class A/B/C/D/E Demand Note, including all certificates and instruments, if any, representing or evidencing each Class A/B/C/D/E Demand Note; and all Proceeds of any of the foregoing. Section 4.2 Series 2026-3 Accounts. With respect to the Series 2026-3 Notes only, the following shall apply: Establishment of Series 2026-3 Accounts. (i) HVF III has established and maintained, and shall continue to maintain, in the name of, and under the control of, the Trustee for the benefit of the Series 2026-3 Noteholders three securities accounts: the Series 2026-3 Principal Collection Account (such account, the “Series 2026-3 Principal Collection Account”), the Series 2026-3 Interest Collection Account (such account, the “Series 2026-3 Interest Collection Account”) and the Class A/B/C/D/E Reserve Account (such account, the “Class A/B/C/D/E Reserve Account”). (ii) On or prior to the date of any drawing under a Class A/B/C/D/E Letter of Credit pursuant to Section 5.5 (Class A/B/C/D/E Letters of Credit and Class A/B/C/D/E Demand Notes) or Section 5.7 (Class A/B/C/D/E Letters of Credit and Class A/B/C/D/E L/C Cash Collateral Account), HVF III shall establish and maintain in the name of, and under the control of, the Trustee for the benefit of the Class A/B/C/D/E Noteholders, the Class A/B/C/D/E L/C Cash Collateral Account (the “Class A/B/C/D/E L/C Cash Collateral Account”). (iii) HVF III has established and maintained, and shall continue to maintain, in the name of, and under the control of, the Trustee for the benefit of the Series 2026-3 Noteholders the Series 2026-3 Distribution Account (the “Series 2026-3 Distribution Account”, and together with the Series 2026-3 Principal Collection Account, the Series 2026-3 Interest Collection Account, the Class A/B/C/D/E Reserve Account and the Class A/B/C/D/E L/C Cash Collateral Account, the “Series 2026-3 Accounts”). Series 2026-3 Account Criteria. (i) Each Series 2026-3 Account shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2026-3 Noteholders. (ii) Each Series 2026-3 Account shall be an Eligible Account. If any Series 2026-3 Account is at any time no longer an Eligible Account, HVF III shall, within ten (10) Business Days of an Authorized Officer of HVF III obtaining actual knowledge that such Series 2026-3 Account is no longer an Eligible Account, establish a new Series 2026-3 Account for such non-qualifying Series 2026-3 Account that is an Eligible Account, and if a new Series 2026-3 Account is so established, HVF III shall instruct the Trustee in writing to transfer all cash and investments from such non-qualifying Series 2026-3 Account into such new Series 2026-3 Account. Initially, each of the Series 2026-3 Accounts will be established with The Bank of New York Mellon. Administration of the Series 2026-3 Accounts. (i) HVF III may instruct (by standing instructions or otherwise) any institution maintaining any Series 2026-3 Account (other than the Series 2026-3 Distribution Account) to invest funds on deposit in such Series 2026-3 Account from time to time in Permitted Investments

16 in the name of the Trustee or the Securities Intermediary, and Permitted Investments shall be credited to the applicable Series 2026-3 Account; provided, however, that: A. any such investment in the Class A/B/C/D/E Reserve Account shall mature not later than the Business Day following the date on which such funds were received (including funds received upon a payment in respect of a Permitted Investment made with funds on deposit in the Class A/B/C/D/E Reserve Account); and B. any such investment in the Series 2026-3 Principal Collection Account, the Series 2026-3 Interest Collection Account or the Class A/B/C/D/E L/C Cash Collateral Account shall mature not later than the Business Day prior to the first Payment Date following the date on which such investment was made, unless in any such case any such Permitted Investment is held with the Trustee, then such investment may mature on such Payment Date so long as such funds shall be available for withdrawal on such Payment Date. (ii) HVF III shall not direct the Trustee to dispose of (or permit the disposal of) any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of the initial purchase price of such Permitted Investment. (iii) In the absence of written investment instructions hereunder, funds on deposit in the Series 2026-3 Accounts shall remain uninvested. Earnings from Series 2026-3 Accounts. With respect to each Series 2026-3 Account, all interest and earnings (net of losses and investment expenses) paid on funds on deposit in or on any security entitlement with respect to Financial Assets credited to such Series 2026-3 Account shall be deemed to be on deposit therein and available for distribution unless previously distributed pursuant to the terms hereof. Termination of Series 2026-3 Accounts. (i) On or after the date on which the Series 2026-3 Notes are fully paid, the Trustee, acting in accordance with the written instructions of HVF III, shall withdraw from each Series 2026-3 Account (other than the Class A/B/C/D/E L/C Cash Collateral Account) all remaining amounts on deposit therein and pay such amounts to HVF III. (ii) Upon the termination of this Series 2026-3 Supplement in accordance with its terms, the Trustee, acting in accordance with the written instructions of HVF III, after the prior payment of all amounts due and owing to the Series 2026-3 Noteholders and payable from the Class A/B/C/D/E L/C Cash Collateral Account as provided herein, shall withdraw from the Class A/B/C/D/E L/C Cash Collateral Account all amounts on deposit therein and shall pay such amounts: A. first, pro rata to the Class A/B/C/D/E Letter of Credit Providers, to the extent that there are unreimbursed Class A/B/C/D/E Disbursements due and owing to such Class A/B/C/D/E Letter of Credit Providers, for application in accordance with the provisions of the respective Class A/B/C/D/E Letters of Credit, and B. second, to HVF III any remaining amounts. Section 4.3 Trustee as Securities Intermediary. With respect to each Series 2026-3 Account, the Trustee or other Person maintaining such Series 2026-3 Account shall be the “securities intermediary” (as defined in Section 8-

17 102(a)(14) of the New York UCC) and a “bank” (as defined in Section 9-102(a)(8) of the New York UCC) (the Trustee acting in such capacities, the “Securities Intermediary”) with respect to such Series 2026-3 Account. If the Securities Intermediary in respect of any Series 2026-3 Account is not the Trustee, HVF III shall obtain the express agreement of such Person to the obligations of the Securities Intermediary set forth in this Section 4.3 (Trustee as Securities Intermediary). The Securities Intermediary agrees that: (i) The Series 2026-3 Accounts are accounts to which Financial Assets will be credited; (ii) All securities or other property underlying any Financial Assets credited to any Series 2026-3 Account shall be registered in the name of the Securities Intermediary, indorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any Financial Asset credited to any Series 2026-3 Account be registered in the name of HVF III, payable to the order of HVF III or specially endorsed to HVF III; (iii) All property delivered to the Securities Intermediary pursuant to this Series 2026- 3 Supplement and all Permitted Investments thereof will be promptly credited to the appropriate Series 2026-3 Account; (iv) Each item of property (whether investment property, security, instrument or cash) credited to a Series 2026-3 Account shall be treated as a Financial Asset; (v) If at any time the Securities Intermediary shall receive any order or instructions from the Trustee directing transfer or redemption of any Financial Asset relating to the Series 2026- 3 Accounts or any instruction with respect to the disposition of funds therein, the Securities Intermediary shall comply with such entitlement order or instruction without further consent by HVF III or Administrator; (vi) The Series 2026-3 Accounts shall be governed by the laws of the State of New York, regardless of any provision of any other agreement. For purposes of the New York UCC, New York shall be deemed to be the Securities Intermediary’s jurisdiction (within the meaning of Section 9-304 and Section 8-110 of the New York UCC), and the Series 2026-3 Accounts (as well as the securities entitlements related thereto) shall be governed by the laws of the State of New York; (vii) The Securities Intermediary has not entered into, and until termination of this Series 2026-3 Supplement, will not enter into, any agreement with any other Person relating to the Series 2026-3 Accounts and/or any Financial Assets credited thereto pursuant to which it has agreed to comply with Entitlement Orders or instructions (within the meaning of Section 9-104 of the New York UCC) of such other Person and the Securities Intermediary has not entered into, and until the termination of this Series 2026-3 Supplement will not enter into, any agreement with HVF III purporting to limit or condition the obligation of the Securities Intermediary to comply with Entitlement Orders or instructions (within the meaning of Section 9-104 of the New York UCC) as set forth in Section 4.3(b)(v) (Trustee as Securities Intermediary); and (viii) Except for the claims and interest of the Trustee and HVF III in the Series 2026-3 Accounts, the Securities Intermediary knows of no claim to, or interest in, the Series 2026-3 Accounts or in any Financial Asset credited thereto. If the Securities Intermediary has actual knowledge of the assertion by any other person of any lien, encumbrance, or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process)

18 against any Series 2026-3 Account or in any Financial Asset carried therein, the Securities Intermediary will promptly notify the Trustee, the Administrator and HVF III thereof. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Series 2026-3 Accounts and in all Proceeds thereof and shall be the only person authorized to originate Entitlement Orders (within the meaning of Section 9-304 and Section 8-110 of the New York UCC) in respect of the Series 2026-3 Accounts. Notwithstanding anything in Section 4.1 (Granting Clause), Section 4.2 (Series 2026-3 Accounts) or this Section 4.3 (Trustee as Securities Intermediary) to the contrary, the parties hereto agree that as permitted by Section 8-504(c)(1) of the New York UCC, with respect to any Series 2026-3 Account, the Securities Intermediary may satisfy the duty in Section 8-504(a) of the New York UCC with respect to any cash credited to such Series 2026-3 Account by crediting such Series 2026-3 Account a general unsecured claim against the Securities Intermediary, as a bank, payable on demand, for the amount of such cash. Notwithstanding anything in Section 4.1 (Granting Clause), Section 4.2 (Series 2026-3 Accounts) or this Section 4.3 (Trustee as Securities Intermediary) to the contrary, with respect to any Series 2026-3 Account and any credit balances not constituting Financial Assets credited thereto, the Securities Intermediary shall be acting as a bank (as defined in Section 9-102(a)(8) of the New York UCC) if such Series 2026-3 Account is deemed not to constitute a securities account. Section 4.4 Demand Notes. Trustee Authorized to Make Demands. The Trustee, for the benefit of the Series 2026-3 Noteholders, shall be the only Person authorized to make a demand for payment on any Class A/B/C/D/E Demand Note. Modification of Class A/B/C/D/E Demand Note. Other than pursuant to a payment made upon a demand thereon by the Trustee pursuant to Section 5.5(c) (Class A/B/C/D/E Letters of Credit and Class A/B/C/D/E Demand Notes), HVF III shall not reduce the amount of any Class A/B/C/D/E Demand Note or forgive amounts payable thereunder so that the aggregate undrawn principal amount of the Class A/B/C/D/E Demand Notes after such forgiveness or reduction is less than the greater of (i) the Class A/B/C/D/E Letter of Credit Liquidity Amount as of the date of such reduction or forgiveness and (ii) an amount equal to 0.50% of the Class A/B/C/D/E Principal Amount as of the date of such reduction or forgiveness. Other than in connection with a reduction or forgiveness in accordance with the first sentence of this Section 4.4(b) (Modification of Class A/B/C/D/E Demand Notes) or an increase in the stated amount of any Class A/B/C/D/E Demand Note, HVF III shall not agree to any amendment of any Class A/B/C/D/E Demand Note without first obtaining the prior written consent of the Majority Series 2026-3 Controlling Class. Section 4.5 Subordination. The Series-Specific 2026-3 Collateral has been pledged to the Trustee to secure the Series 2026-3 Notes. For all purposes hereunder and for the avoidance of doubt, the Series-Specific 2026-3 Collateral and each Class A/B/C/D/E Letter of Credit will be held by the Trustee solely for the benefit of the Noteholders of the Series 2026-3 Notes, and no Noteholder of any Series of Notes other than the Series 2026-3 Notes will have any right, title or interest in, to or under the Series- Specific 2026-3 Collateral or any Class A/B/C/D/E Letter of Credit. For the avoidance of doubt, if it is determined that the Series 2026-3 Noteholders have any right, title or interest in, to or under the Series- Specific Collateral with respect to any Series of Notes other than Series 2026-3 Notes, then the Series 2026- 3 Noteholders agree that their right, title and interest in, to or under such Series-Specific Collateral shall be subordinate in all respects to the claims or rights of the Noteholders with respect to such other Series of Notes, and in such case, this Series 2026-3 Supplement shall constitute a subordination agreement for purposes of Section 510(a) of the Bankruptcy Code.

19 Section 4.6 Duty of the Trustee. Except for actions expressly authorized by the Base Indenture or this Series 2026-3 Supplement, the Trustee shall take no action reasonably likely to impair the security interests created hereunder in any of the Series-Specific 2026-3 Collateral now existing or hereafter created or to impair the value of any of the Series-Specific 2026-3 Collateral now existing or hereafter created. Section 4.7 Representations of the Trustee. The Trustee represents and warrants to HVF III that the Trustee satisfies the requirements for a trustee set forth in paragraph (a)(4)(i) of Rule 3a-7 under the Investment Company Act. ARTICLE V PRIORITY OF PAYMENTS Section 5.1 Collections Allocation. Subject to the Past Due Rental Payments Priorities, on each Series 2026-3 Deposit Date, HVF III shall direct the Trustee in writing to apply, and, on such Series 2026-3 Deposit Date, the Trustee shall apply, all amounts deposited into the Collection Account on such date as follows: (a) first, withdraw the Series 2026-3 Daily Interest Allocation, if any, for such date from the Collection Account and deposit such amount in the Series 2026-3 Interest Collection Account; and (b) second, withdraw the Series 2026-3 Daily Principal Allocation, if any, for such date from the Collection Account and deposit such amount into the Series 2026-3 Principal Collection Account. Section 5.2 Application of Funds in the Series 2026-3 Interest Collection Account. Subject to the Past Due Rental Payments Priorities, on each Payment Date, HVF III shall direct the Trustee in writing to apply, and, on such Payment Date, the Trustee shall apply, all amounts then on deposit in the Series 2026-3 Interest Collection Account (after giving effect to all deposits thereto pursuant to Sections 5.3 (Application of Funds in the Series 2026-3 Principal Collection Account), 5.4 (Class A/B/C/D/E Reserve Account Withdrawals) and 5.5 (Class A/B/C/D/E Letters of Credit and Class A/B/C/D/E Demand Notes)) as follows (and in each case only to the extent of funds available in the Series 2026-3 Interest Collection Account): (a) first, to the Series 2026-3 Distribution Account to pay to the Administrator the Series 2026-3 Capped Administrator Fee Amount with respect to such Payment Date; (b) second, to the Series 2026-3 Distribution Account to pay the Trustee the Series 2026-3 Capped Trustee Fee Amount with respect to such Payment Date; provided, that following the occurrence and during the continuation of an Amortization Event, at the direction of the Majority Series 2026-3 Noteholders, the Series 2026-3 Trustee Fee Amount shall not be subject to a cap or may be subject to an increased cap as determined by the Majority Series 2026-3 Noteholders; (c) third, to the Series 2026-3 Distribution Account to pay the Persons to whom the Series 2026-3 Capped Operating Expense Amount with respect to such Payment Date are owing, on a pro rata basis (based on the amount owed to each such Person), such Series 2026- 3 Capped Operating Expense Amounts owing to such Persons on such Payment Date; (d) fourth, to the Series 2026-3 Distribution Account to pay the Class A Noteholders on a pro rata basis (based on the amount owed to each such Class A Noteholder), the Class A Monthly Interest Amount with respect to such Payment Date;

20 (e) fifth, to the Series 2026-3 Distribution Account to pay the Class B Noteholders on a pro rata basis (based on the amount owed to each such Class B Noteholder), the Class B Monthly Interest Amount with respect to such Payment Date; (f) sixth, to the Series 2026-3 Distribution Account to pay the Class C Noteholders on a pro rata basis (based on the amount owed to each such Class C Noteholder), the Class C Monthly Interest Amount with respect to such Payment Date; (g) seventh, to the Series 2026-3 Distribution Account to pay the Class D Noteholders on a pro rata basis (based on the amount owed to each such Class D Noteholder), the Class D Monthly Interest Amount with respect to such Payment Date; (h) eighth, to the Series 2026-3 Distribution Account to pay the Class E Noteholders on a pro rata basis (based on the amount owed to each such Class E Noteholder), the Class E Monthly Interest Amount with respect to such Payment Date; (i) ninth, during the Series 2026-3 Revolving Period, other than on any such Payment Date on which a withdrawal has been made pursuant to Section 5.4(a) (Class A/B/C/D/E Reserve Account Withdrawals), for deposit to the Class A/B/C/D/E Reserve Account in an amount equal to the Class A/B/C/D/E Reserve Account Deficiency Amount, if any, for such date (calculated after giving effect to any withdrawals from the Class A/B/C/D/E Reserve Account pursuant to Section 5.4 (Class A/B/C/D/E Reserve Account Withdrawals)); (j) tenth, to the Series 2026-3 Distribution Account to pay to the Administrator the Series 2026-3 Excess Administrator Fee Amount with respect to such Payment Date; (k) eleventh, to the Series 2026-3 Distribution Account to pay to the Trustee the Series 2026-3 Excess Trustee Fee Amount with respect to such Payment Date; (l) twelfth, to the Series 2026-3 Distribution Account to pay the Persons to whom the Series 2026-3 Excess Operating Expense Amount with respect to such Payment Date are owing, on a pro rata basis (based on the amount owed to each such Person), such Series 2026-3 Excess Operating Expense Amounts owing to such Persons on such Payment Date; (m) thirteenth, during the Series 2026-3 Rapid Amortization Period, for deposit into the Series 2026-3 Principal Collection Account up to the amount necessary to pay the Series 2026-3 Notes in full; and (n) fourteenth, for deposit into the Series 2026-3 Principal Collection Account any remaining amount. Section 5.3 Application of Funds in the Series 2026-3 Principal Collection Account. Subject to the Past Due Rental Payments Priorities, on any Business Day, HVF III may direct the Trustee in writing to apply, and, on each Payment Date, HVF III shall direct the Trustee in writing to apply, and on each such date the Trustee shall apply, all amounts then on deposit in the Series 2026-3 Principal Collection Account on such date (after giving effect to all deposits thereto pursuant to Sections 5.4 (Class A/B/C/D/E Reserve Account Withdrawals) and 5.5 (Class A/B/C/D/E Letters of Credit and Class A/B/C/D/E Demand Notes)) as follows (and in each case only to the extent of funds available in the Series 2026-3 Principal Collection Account on such date): (a) first, if such date is a Payment Date, then for deposit into the Series 2026- 3 Interest Collection Account an amount equal to the Senior Interest Waterfall Shortfall Amount, if any, with respect to such Payment Date;

21 (b) second, during the Series 2026-3 Revolving Period, for deposit into the Class A/B/C/D/E Reserve Account an amount equal to the Class A/B/C/D/E Reserve Account Deficiency Amount, if any, for such date (calculated after giving effect to any withdrawals from the Class A/B/C/D/E Reserve Account pursuant to Section 5.4 (Class A/B/C/D/E Reserve Account Withdrawals) and deposits to the Class A/B/C/D/E Reserve Account on such date pursuant to Section 5.2 (Application of Funds in the Series 2026-3 Interest Collection Account)); (c) third, if such date is a Redemption Date with respect to any Class of Series 2026-3 Notes, then for deposit into the Series 2026-3 Distribution Account to be paid on such date, pro rata, to all Noteholders of such Class to the extent necessary to pay the Principal Amount of such Class, all accrued Class Interest Amount for such Class through the Redemption Date and any Make-Whole Premium with respect to such Class, in each case as of such Redemption Date; (d) fourth, if such date is a Payment Date during the Series 2026-3 Controlled Amortization Period, then for deposit into the Series 2026-3 Distribution Account to be paid on such date (i) first, pro rata, to all Class A Noteholders to the extent necessary to pay the Class Controlled Distribution Amount with respect to the Class A Notes on such Payment Date, (ii) second, pro rata, to all Class B Noteholders to the extent necessary to pay the Class Controlled Distribution Amount with respect to the Class B Notes on such Payment Date, (iii) third, pro rata, to all Class C Noteholders to the extent necessary to pay the Class Controlled Distribution Amount with respect to the Class C Notes on such Payment Date, (iv) fourth, pro rata, to all Class D Noteholders to the extent necessary to pay the Class Controlled Distribution Amount with respect to the Class D Notes on such Payment Date and (v) fifth, pro rata, to all Class E Noteholders to the extent necessary to pay the Class Controlled Distribution Amount with respect to the Class E Notes on such Payment Date; (e) fifth, during the Series 2026-3 Rapid Amortization Period, (i) if such date is after a Payment Date and on or prior to the Determination Date immediately succeeding such Payment Date, then for deposit into the Series 2026-3 Distribution Account to be paid on the Payment Date immediately succeeding such deposit date (a) first, pro rata, to all Class A Noteholders to the extent necessary to pay the Class A Principal Amount with respect to such date, (b) second, pro rata, to all Class B Noteholders to the extent necessary to pay the Class B Principal Amount with respect to such date, (c) third, pro rata, to all Class C Noteholders to the extent necessary to pay the Class C Principal Amount with respect to such date, (d) fourth, pro rata, to all Class D Noteholders to the extent necessary to pay the Class D Principal Amount with respect to such date and (e) fifth, pro rata, to all Class E Noteholders to the extent necessary to pay the Class E Principal Amount with respect to such date, and (ii) if such date is after a Determination Date and on or prior to the Payment Date immediately succeeding such Determination Date, then for deposit into the Series 2026-3 Distribution Account to be paid on the second Payment Date immediately succeeding such deposit date (a) first, pro rata, to all Class A Noteholders to the extent necessary to pay the Class A Principal Amount with respect to such date, (b) second, pro rata, to all Class B Noteholders to the extent necessary to pay the Class B Principal Amount with respect to such date, (c) third, pro rata, to all Class C Noteholders to the extent necessary to pay the Class C Principal Amount with respect to such date, (d) fourth, pro rata, to all Class D Noteholders to the extent necessary to pay the Class D Principal Amount with respect to such date and (e) fifth, pro rata, to all Class E Noteholders to the extent necessary to pay the Class E Principal Amount with respect to such date; (f) sixth, used to pay, first, the principal amount of other Series of Notes that are then required to be paid and, second, at the option of HVF III, to pay the principal amount of other Series of Notes that may be paid under the Base Indenture, in each case to the extent that no

22 Potential Amortization Event with respect to the Series 2026-3 Notes exists as of such date or would occur as a result of such application; and (g) seventh, the balance, if any, will be released to or at the direction of HVF III or, if ineligible for release to HVF III, will remain on deposit in the Series 2026-3 Principal Collection Account. Section 5.4 Class A/B/C/D/E Reserve Account Withdrawals. On each Payment Date, HVF III shall direct the Trustee in writing, prior to 12:00 noon (New York City time) on such Payment Date, to apply, and the Trustee shall apply on such date, all amounts then on deposit (without giving effect to any deposits thereto pursuant to Sections 5.2 (Application of Funds in the Series 2026-3 Interest Collection Account) and 5.3 (Application of Funds in the Series 2026-3 Principal Collection Account)) in the Class A/B/C/D/E Reserve Account as follows (and in each case only to the extent of funds available in the Class A/B/C/D/E Reserve Account): (a) first, to the Series 2026-3 Interest Collection Account an amount equal to the excess, if any, of the Series 2026-3 Payment Date Interest Amount for such Payment Date over the Series 2026-3 Payment Date Available Interest Amount for such Payment Date (with respect to such Payment Date, the excess, if any, of such excess over the Class A/B/C/D/E Available Reserve Account Amount on such Payment Date, the “Class A/B/C/D/E Reserve Account Interest Withdrawal Shortfall”); (b) second, if the Class A/B/C/D/E Principal Deficit Amount is greater than zero on such Payment Date, then to the Series 2026-3 Principal Collection Account an amount equal to such Class A/B/C/D/E Principal Deficit Amount; and (c) third, if on the Legal Final Payment Date the amount to be distributed, if any, from the Series 2026-3 Distribution Account (prior to giving effect to any withdrawals from the Class A/B/C/D/E Reserve Account pursuant to this clause) on such Legal Final Payment Date is insufficient to pay the Class A/B/C/D/E Principal Amount in full on such Legal Final Payment Date, then to the Series 2026-3 Principal Collection Account, an amount equal to such insufficiency; provided that, if no amounts are required to be applied pursuant to this Section 5.4 (Class A/B/C/D/E Reserve Account Withdrawals) on such date, then HVF III shall have no obligation to provide the Trustee such written direction on such date. Section 5.5 Class A/B/C/D/E Letters of Credit and Class A/B/C/D/E Demand Notes. Interest Deficit and Lease Interest Payment Deficit Events — Draws on Class A/B/C/D/E Letters of Credit. If HVF III determines on the Business Day immediately preceding any Payment Date that on such Payment Date there will exist a Class A/B/C/D/E Reserve Account Interest Withdrawal Shortfall with respect to such Payment Date, then HVF III shall instruct the Trustee in writing on or prior to 3:00 p.m. (New York City time) on such Business Day to draw on the Class A/B/C/D/E Letters of Credit, if any, and, upon receipt of such notice by the Trustee, the Trustee shall, no later than 5:00 p.m. (New York City time) on such Business Day, draw an amount, as set forth in such notice, equal to the least of (i) such Class A/B/C/D/E Reserve Account Interest Withdrawal Shortfall, (ii) the Class A/B/C/D/E Letter of Credit Liquidity Amount as of such Payment Date and (iii) the Series 2026-3 Lease Interest Payment Deficit for such Payment Date, by presenting to each Class A/B/C/D/E Letter of Credit Provider a draft accompanied by a Class A/B/C/D/E Certificate of Credit Demand on the Class A/B/C/D/E Letters of Credit; provided, that if the Class A/B/C/D/E L/C Cash Collateral Account has been established and funded, then the Trustee shall withdraw from the Class A/B/C/D/E L/C Cash Collateral Account and deposit into the Series 2026-3 Interest Collection Account an amount as set forth

23 in such notice equal to the lesser of (1) the Class A/B/C/D/E L/C Cash Collateral Percentage on such Payment Date of the least of the amounts described in clauses (i), (ii) and (iii) above and (2) the Class A/B/C/D/E Available L/C Cash Collateral Account Amount on such Payment Date and draw an amount equal to the remainder of such amount on the Class A/B/C/D/E Letters of Credit. The Trustee shall deposit, or cause the deposit of, the proceeds of any such draw on the Class A/B/C/D/E Letters of Credit and the proceeds of any such withdrawal from the Class A/B/C/D/E L/C Cash Collateral Account into the Series 2026-3 Interest Collection Account on such Payment Date. Class A/B/C/D/E Principal Deficit and Lease Principal Payment Deficit Events — Initial Draws on Class A/B/C/D/E Letters of Credit. If HVF III determines on the Business Day immediately preceding any Payment Date that there will exist a Series 2026-3 Lease Principal Payment Deficit with respect to such Payment Date that exceeds the amount, if any, withdrawn from the Class A/B/C/D/E Reserve Account pursuant to Section 5.4(b) (Class A/B/C/D/E Reserve Account Withdrawals), then HVF III shall instruct the Trustee in writing on or prior to 3:00 p.m. (New York City time) on such Business Day to draw on the Class A/B/C/D/E Letters of Credit, if any, in an amount as set forth in such notice equal to the least of: (i) such excess; (ii) the Class A/B/C/D/E Letter of Credit Liquidity Amount (after giving effect to any drawings on the Class A/B/C/D/E Letters of Credit on such Payment Date pursuant to Section 5.5(a) (Class A/B/C/D/E Letters of Credit and Class A/B/C/D/E Demand Notes)); and (iii) (x) on any such Payment Date other than the Legal Final Payment Date, the excess, if any, of the Class A/B/C/D/E Principal Deficit Amount over the amount, if any, withdrawn from the Class A/B/C/D/E Reserve Account pursuant to Section 5.4(b) (Class A/B/C/D/E Reserve Account Withdrawals) and (y) on the Legal Final Payment Date, the excess, if any, of (i) the Class A/B/C/D/E Principal Amount over (ii) the amount to be deposited into the Series 2026-3 Distribution Account (together with any amounts to be deposited therein pursuant to the terms of this Series 2026-3 Supplement (other than this Section 5.5(b) (Class A/B/C/D/E Letters of Credit and Class A/B/C/D/E Demand Notes) and Section 5.5(c) (Class A/B/C/D/E Letters of Credit and Class A/B/C/D/E Demand Notes))) on the Legal Final Payment Date for payment of principal of the Class A/B/C/D/E Notes. Upon receipt of such notice by the Trustee from HVF III in respect of a Series 2026-3 Lease Principal Payment Deficit on the Business Day immediately preceding any Payment Date, the Trustee shall, no later than 5:00 p.m. (New York City time) on such Business Day, draw an amount as set forth in such notice equal to the applicable amount set forth above on the Class A/B/C/D/E Letters of Credit by presenting to each Class A/B/C/D/E Letter of Credit Provider a draft accompanied by a Class A/B/C/D/E Certificate of Credit Demand; provided however, that if the Class A/B/C/D/E L/C Cash Collateral Account has been established and funded, the Trustee shall withdraw from the Class A/B/C/D/E L/C Cash Collateral Account an amount equal to the lesser of (x) the Class A/B/C/D/E L/C Cash Collateral Percentage on such Payment Date of the amount set forth in the notice provided to the Trustee by HVF III and (y) the Class A/B/C/D/E Available L/C Cash Collateral Account Amount on such Payment Date (after giving effect to any withdrawals therefrom on such Payment Date pursuant to Section 5.5(a) (Class A/B/C/D/E Letters of Credit and Class A/B/C/D/E Demand Notes)), and the Trustee shall draw an amount equal to the remainder of such amount on the Class A/B/C/D/E Letters of Credit. The Trustee shall deposit, or cause the deposit of, the proceeds of any such draw on the Class A/B/C/D/E Letters of Credit and the proceeds of any such withdrawal from the Class A/B/C/D/E L/C Cash Collateral Account into the Series 2026-3 Principal Collection Account on such Payment Date.

24 Class A/B/C/D/E Principal Deficit Amount — Draws on Class A/B/C/D/E Demand Note. If (A) on any Determination Date, HVF III determines that the Class A/B/C/D/E Principal Deficit Amount on the next succeeding Payment Date (after giving effect to any withdrawals from the Class A/B/C/D/E Reserve Account on such Payment Date pursuant to Section 5.4(b) (Class A/B/C/D/E Reserve Account Withdrawals) and any draws on the Class A/B/C/D/E Letters of Credit on such Payment Date pursuant to Section 5.5(b) (Class A/B/C/D/E Letters of Credit and Class A/B/C/D/E Demand Notes)) will be greater than zero or (B) on the Determination Date related to the Legal Final Payment Date, HVF III determines that the Class A/B/C/D/E Principal Amount exceeds the amount to be deposited into the Series 2026-3 Distribution Account (together with all amounts to be deposited therein pursuant to the terms of this Series 2026-3 Supplement (other than this Section 5.5(c) (Class A/B/C/D/E Letters of Credit and Class A/B/C/D/E Demand Notes))) on the Legal Final Payment Date for payment of principal of the Class A/B/C/D/E Notes, then, prior to 10:00 a.m. (New York City time) on the second Business Day prior to such Payment Date, HVF III shall instruct the Trustee in writing (and provide the requisite information to the Trustee) to deliver a demand notice substantially in the form of Exhibit B-1 hereto (each a “Class A/B/C/D/E Demand Notice”) on Hertz for payment under the Class A/B/C/D/E Demand Note in an amount equal to the lesser of (i) (x) on any such Determination Date related to a Payment Date other than the Legal Final Payment Date, then the excess, if any, of such Class A/B/C/D/E Principal Deficit Amount over the amount to be deposited into the Series 2026-3 Principal Collection Account in accordance with Section 5.4(b) (Class A/B/C/D/E Reserve Account Withdrawals) and Section 5.5(b) (Class A/B/C/D/E Letters of Credit and Class A/B/C/D/E Demand Notes) and (y) on the Determination Date related to the Legal Final Payment Date, the excess, if any, of (i) the Class A/B/C/D/E Principal Amount over (ii) the amount to be deposited into the Series 2026-3 Distribution Account (together with any amounts to be deposited therein pursuant to the terms of this Series 2026-3 Supplement (other than this Section 5.5(c) (Class A/B/C/D/E Letters of Credit and Class A/B/C/D/E Demand Notes))) on the Legal Final Payment Date for payment of principal of the Class A/B/C/D/E Notes, and (ii) the principal amount of the Class A/B/C/D/E Demand Note. The Trustee shall, prior to 12:00 noon (New York City time) on the second Business Day preceding such Payment Date, deliver such Class A/B/C/D/E Demand Notice to Hertz; provided however, that if an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereto, without the lapse of a period of sixty (60) consecutive days) with respect to Hertz shall have occurred and be continuing, the Trustee shall not be required to deliver such Class A/B/C/D/E Demand Notice to Hertz. The Trustee shall cause the proceeds of any demand on the Class A/B/C/D/E Demand Note to be deposited into the Series 2026-3 Principal Collection Account. Class A/B/C/D/E Principal Deficit Amount — Draws on Class A/B/C/D/E Letters of Credit. If (i) the Trustee shall have delivered a Class A/B/C/D/E Demand Notice as provided in Section 5.5(c) (Class A/B/C/D/E Letters of Credit and Class A/B/C/D/E Demand Notes) and Hertz shall have failed to pay to the Trustee or deposit into the Series 2026-3 Distribution Account the amount specified in such Class A/B/C/D/E Demand Notice in whole or in part by 12:00 noon (New York City time) on the Business Day following the making of the Class A/B/C/D/E Demand Notice, (ii) due to the occurrence of an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of sixty (60) consecutive days) with respect to Hertz, the Trustee shall not have delivered such Class A/B/C/D/E Demand Notice to Hertz, or (iii) there is a Preference Amount, then the Trustee shall draw on the Class A/B/C/D/E Letters of Credit, if any, by 12:00 noon (New York City time) on such Business Day in an amount equal to the lesser of: (i) the amount that Hertz failed to pay under the Class A/B/C/D/E Demand Note, or the amount that the Trustee failed to demand for payment thereunder or the Preference Amount, as the case may be, and (ii) the Class A/B/C/D/E Letter of Credit Amount on such Business Day, in each case by presenting to each Class A/B/C/D/E Letter of Credit Provider a draft accompanied by a Class A/B/C/D/E Certificate of Unpaid Demand Note Demand or, in the case of a Preference Amount, a

25 Class A/B/C/D/E Certificate of Preference Payment Demand; provided however, that if the Class A/B/C/D/E L/C Cash Collateral Account has been established and funded, the Trustee shall withdraw from the Class A/B/C/D/E L/C Cash Collateral Account an amount equal to the lesser of (x) the Class A/B/C/D/E L/C Cash Collateral Percentage on such Business Day of the lesser of the amounts set forth in clauses (i) and (ii) immediately above and (y) the Class A/B/C/D/E Available L/C Cash Collateral Account Amount on such Business Day (after giving effect to any withdrawals therefrom on such Payment Date pursuant to Section 5.5(a) (Class A/B/C/D/E Letters of Credit and Class A/B/C/D/E Demand Notes) and Section 5.5(b) (Class A/B/C/D/E Letters of Credit and Class A/B/C/D/E Demand Notes)), and the Trustee shall draw an amount equal to the remainder of such amount on the Class A/B/C/D/E Letters of Credit. The Trustee shall deposit, or cause the deposit of, the proceeds of any such draw on the Class A/B/C/D/E Letters of Credit and the proceeds of any such withdrawal from the Class A/B/C/D/E L/C Cash Collateral Account into the Series 2026- 3 Principal Collection Account on such date.Draws on the Class A/B/C/D/E Letters of Credit. If there is more than one Class A/B/C/D/E Letter of Credit on the date of any draw on the Class A/B/C/D/E Letters of Credit pursuant to the terms of this Series 2026-3 Supplement (other than pursuant to Section 5.7(b) (Class A/B/C/D/E Letters of Credit and Class A/B/C/D/E L/C Cash Collateral Account)), then HVF III shall instruct the Trustee, in writing, to draw on each Class A/B/C/D/E Letter of Credit an amount equal to the Pro Rata Share for such Class A/B/C/D/E Letter of Credit of such draw on such Class A/B/C/D/E Letter of Credit. Section 5.6 Past Due Rental Payments. On each Series 2026-3 Deposit Date, HVF III will direct the Trustee in writing, prior to 1:00 p.m. (New York City time) on such date, to, and the Trustee shall, withdraw from the Collection Account all Collections then on deposit representing Series 2026-3 Past Due Rent Payments and deposit such amount into the Series 2026-3 Interest Collection Account, and immediately thereafter, the Trustee shall withdraw such amount from the Series 2026-3 Interest Collection Account and apply the Series 2026-3 Past Due Rent Payment in the following order: (i) if the occurrence of the related Series 2026-3 Lease Payment Deficit resulted in one or more Class A/B/C/D/E L/C Credit Disbursements being made under any Class A/B/C/D/E Letters of Credit, then pay to or at the direction of Hertz for reimbursement to each Class A/B/C/D/E Letter of Credit Provider who made such a Class A/B/C/D/E L/C Credit Disbursement an amount equal to the lesser of (x) the unreimbursed amount of such Class A/B/C/D/E Letter of Credit Provider’s Class A/B/C/D/E L/C Credit Disbursement and (y) such Class A/B/C/D/E Letter of Credit Provider’s pro rata portion, calculated on the basis of the unreimbursed amount of each such Class A/B/C/D/E Letter of Credit Provider’s Class A/B/C/D/E L/C Credit Disbursement, of the amount of the Series 2026-3 Past Due Rent Payment; (ii) if the occurrence of such Series 2026-3 Lease Payment Deficit resulted in a withdrawal being made from the Class A/B/C/D/E L/C Cash Collateral Account, then deposit in the Class A/B/C/D/E L/C Cash Collateral Account an amount equal to the lesser of (x) the amount of the Series 2026-3 Past Due Rent Payment remaining after any payments pursuant to clause (i) above and (y) the amount withdrawn from the Class A/B/C/D/E L/C Cash Collateral Account on account of such Series 2026-3 Lease Payment Deficit; (iii) if the occurrence of such Series 2026-3 Lease Payment Deficit resulted in a withdrawal being made from the Class A/B/C/D/E Reserve Account pursuant to Section 5.4(b) (Class A/B/C/D/E Reserve Account Withdrawals), then deposit in the Class A/B/C/D/E Reserve Account an amount equal to the lesser of (x) the amount of the Series 2026-3 Past Due Rent Payment remaining after any payments pursuant to clauses (i) and (ii) above and (y) the Class A/B/C/D/E Reserve Account Deficiency Amount, if any, as of such day; and (iv) any remainder to be deposited into the Series 2026-3 Principal Collection Account.

26 Section 5.7 Class A/B/C/D/E Letters of Credit and Class A/B/C/D/E L/C Cash Collateral Account. Class A/B/C/D/E Letter of Credit Expiration Date — Deficiencies. If as of the date that is sixteen (16) Business Days prior to the then scheduled Class A/B/C/D/E Letter of Credit Expiration Date with respect to any Class A/B/C/D/E Letter of Credit, excluding such Class A/B/C/D/E Letter of Credit from each calculation in clauses (i) through (iii) immediately below but taking into account any substitute Class A/B/C/D/E Letter of Credit that has been obtained from a Class A/B/C/D/E Eligible Letter of Credit Provider and is in full force and effect on such date: (i) the Series 2026-3 Asset Amount would be less than the Series 2026-3 Adjusted Asset Coverage Threshold Amount, in each case as of such date (after giving effect to all deposits to, and withdrawals from, the Class A/B/C/D/E Reserve Account and the Class A/B/C/D/E L/C Cash Collateral Account on such date); (ii) the Class A/B/C/D/E Adjusted Liquid Enhancement Amount would be less than the Class A/B/C/D/E Required Liquid Enhancement Amount, in each case as of such date (after giving effect to all deposits to, and withdrawals from, the Class A/B/C/D/E Reserve Account and the Class A/B/C/D/E L/C Cash Collateral Account on such date); or (iii) the Class A/B/C/D/E Letter of Credit Liquidity Amount would be less than the Class A/B/C/D/E Demand Note Payment Amount, in each case as of such date (after giving effect to all deposits to, and withdrawals from, the Class A/B/C/D/E L/C Cash Collateral Account on such date); then HVF III shall notify the Trustee in writing no later than fifteen (15) Business Days prior to such Class A/B/C/D/E Letter of Credit Expiration Date of: A. the greatest of: (i) the excess, if any, of the Series 2026-3 Adjusted Asset Coverage Threshold Amount over the Series 2026-3 Asset Amount, in each case as of such date (after giving effect to all deposits to, and withdrawals from, the Class A/B/C/D/E Reserve Account and the Class A/B/C/D/E L/C Cash Collateral Account on such date); (ii) the excess, if any, of the Class A/B/C/D/E Required Liquid Enhancement Amount over the Class A/B/C/D/E Adjusted Liquid Enhancement Amount, in each case as of such date (after giving effect to all deposits to, and withdrawals from, the Class A/B/C/D/E Reserve Account and the Class A/B/C/D/E L/C Cash Collateral Account on such date); and (iii) the excess, if any, of the Class A/B/C/D/E Demand Note Payment Amount over the Class A/B/C/D/E Letter of Credit Liquidity Amount, in each case as of such date (after giving effect to all deposits to, and withdrawals from, the Class A/B/C/D/E L/C Cash Collateral Account on such date); provided, that the calculations in each of clauses (A)(i) through (A)(iii) above shall be made on such date, excluding from such calculation of each amount contained therein such Class A/B/C/D/E Letter of Credit but taking into account each substitute Class A/B/C/D/E Letter of Credit that has been obtained from a Class A/B/C/D/E Eligible Letter of Credit Provider and is in full force and effect on such date, and

27 B. the amount available to be drawn on such expiring Class A/B/C/D/E Letter of Credit on such date. Upon receipt of such notice by the Trustee on or prior to 3:00 p.m. (New York City time) on any Business Day, the Trustee shall, no later than 5:00 p.m. (New York City time) on such Business Day (or, in the case of any notice given to the Trustee after 3:00 p.m. (New York City time), by 12:00 noon (New York City time) on the next following Business Day), draw the lesser of the amounts set forth in clauses (A) and (B) above on such Class A/B/C/D/E Letter of Credit by presenting a draft accompanied by a Class A/B/C/D/E Certificate of Termination Demand and shall cause the Class A/B/C/D/E L/C Termination Disbursements to be deposited into the Class A/B/C/D/E L/C Cash Collateral Account. If the Trustee does not receive either notice from HVF III described in above on or prior to the date that is fifteen (15) Business Days prior to each Class A/B/C/D/E Letter of Credit Expiration Date, then the Trustee, by 12:00 noon (New York City time) on the next following Business Day, shall draw the full amount of such Class A/B/C/D/E Letter of Credit by presenting a draft accompanied by a Class A/B/C/D/E Certificate of Termination Demand and shall cause the Class A/B/C/D/E L/C Termination Disbursements to be deposited into the applicable Class A/B/C/D/E L/C Cash Collateral Account. Class A/B/C/D/E Letter of Credit Provider Downgrades. HVF III shall notify the Trustee in writing within one (1) Business Day of an Authorized Officer of HVF III obtaining actual knowledge that any credit rating of any Class A/B/C/D/E Letter of Credit Provider has been downgraded such that such Class A/B/C/D/E Letter of Credit Provider would fail to qualify as a Class A/B/C/D/E Eligible Letter of Credit Provider were such Class A/B/C/D/E Letter of Credit Provider to issue a Class A/B/C/D/E Letter of Credit immediately following such downgrade (with respect to any Class A/B/C/D/E Letter of Credit Provider, a “Class A/B/C/D/E Downgrade Event”). On the thirtieth (30th) day after the occurrence of any Class A/B/C/D/E Downgrade Event with respect to any Class A/B/C/D/E Letter of Credit Provider, or, if such date is not a Business Day, the next succeeding Business Day, HVF III shall notify the Trustee in writing (the “Class A/B/C/D/E Downgrade Withdrawal Amount Notice”) on such date of (i) the greatest of (A) the excess, if any, of the Series 2026-3 Adjusted Asset Coverage Threshold Amount over the Series 2026-3 Asset Amount, (B) the excess, if any, of the Class A/B/C/D/E Required Liquid Enhancement Amount over the Class A/B/C/D/E Adjusted Liquid Enhancement Amount, and (C) the excess, if any, of the Class A/B/C/D/E Demand Note Payment Amount over the Class A/B/C/D/E Letter of Credit Liquidity Amount, in the case of each of clauses (A) through (C) above, as of such date and excluding from the calculation of each amount referenced in such clauses such Class A/B/C/D/E Letter of Credit but taking into account each substitute Class A/B/C/D/E Letter of Credit that has been obtained from a Class A/B/C/D/E Eligible Letter of Credit Provider and is in full force and effect on such date, and (ii) the amount available to be drawn on such Class A/B/C/D/E Letter of Credit on such date (the lesser of such (i) and (ii), the “Class A/B/C/D/E Downgrade Withdrawal Amount”). Upon receipt by the Trustee on or prior to 3:00 p.m. (New York City time) on any Business Day, the Trustee shall, no later than 5:00 p.m. (New York City time) on such Business Day (or, in the case of any notice given to the Trustee after 3:00 p.m. (New York City time), by 12:00 noon (New York City time) on the next following Business Day), shall draw on the Class A/B/C/D/E Letters of Credit issued by such Class A/B/C/D/E Letter of Credit Provider in an amount (in the aggregate) equal to the Class A/B/C/D/E Downgrade Withdrawal Amount specified in such notice by presenting a draft accompanied by a Class A/B/C/D/E Certificate of Termination Demand and shall cause the Class A/B/C/D/E L/C Termination Disbursement to be deposited into a Class A/B/C/D/E L/C Cash Collateral Account. Reductions in Stated Amounts of the Class A/B/C/D/E Letters of Credit. If the Trustee receives a written notice from HVF III, substantially in the form of Exhibit C-1 hereto, requesting a reduction in the stated amount of any Class A/B/C/D/E Letter of Credit, then the Trustee shall within two (2) Business Days of the receipt of such notice deliver to the Class A/B/C/D/E Letter of Credit Provider who issued such Class A/B/C/D/E Letter of Credit a Class A/B/C/D/E Notice of Reduction requesting a reduction in the stated amount of such Class A/B/C/D/E Letter of Credit in the amount

28 requested in such notice effective on the date set forth in such notice; provided, that on such effective date, immediately after giving effect to the requested reduction in the stated amount of such Class A/B/C//E Letter of Credit, (i) the Class A/B/C/D/E Adjusted Liquid Enhancement Amount will equal or exceed the Class A/B/C/D/E Required Liquid Enhancement Amount, (ii) the Class A/B/C/D/E Letter of Credit Liquidity Amount will equal or exceed the Class A/B/C/D/E Demand Note Payment Amount and (iii) no Aggregate Asset Amount Deficiency will exist immediately after giving effect to such reduction. Class A/B/C/D/E L/C Cash Collateral Account Surpluses and Class A/B/C/D/E Reserve Account Surpluses. (i) On each Payment Date, HVF III may direct the Trustee to, and the Trustee, acting in accordance with the written instructions of HVF III, shall, withdraw from the Class A/B/C/D/E Reserve Account an amount equal to the Class A/B/C/D/E Reserve Account Surplus, if any, and pay such Class A/B/C/D/E Reserve Account Surplus to HVF III. (ii) On each Payment Date on which there is a Class A/B/C/D/E L/C Cash Collateral Account Surplus, HVF III may direct the Trustee to, and the Trustee, acting in accordance with the written instructions of HVF III, shall, subject to the limitations set forth in this Section 5.7(d) (Class A/B/C/D/E Letters of Credit and Class A/B/C/D/E L/C Cash Collateral Account), withdraw the amount specified by HVF III from the Class A/B/C/D/E L/C Cash Collateral Account specified by HVF III and apply such amount in accordance with the terms of this Section 5.7(d) (Class A/B/C/D/E Letters of Credit and Class A/B/C/D/E L/C Cash Collateral Account). The amount of any such withdrawal from the Class A/B/C/D/E L/C Cash Collateral Account shall be limited to the least of (a) the Class A/B/C/D/E Available L/C Cash Collateral Account Amount on such Payment Date, (b) the Class A/B/C/D/E L/C Cash Collateral Account Surplus on such Payment Date and (c) the excess, if any, of the Class A/B/C/D/E Letter of Credit Liquidity Amount on such Payment Date over the Class A/B/C/D/E Demand Note Payment Amount on such Payment Date. Any amounts withdrawn from the Class A/B/C/D/E L/C Cash Collateral Account pursuant to this Section 5.7(d) (Class A/B/C/D/E Letters of Credit and Class A/B/C/D/E L/C Cash Collateral Account) shall be paid: first, to the Class A/B/C/D/E Letter of Credit Providers, to the extent that there are unreimbursed Class A/B/C/D/E Disbursements due and owing to such Class A/B/C/D/E Letter of Credit Providers in respect of the Class A/B/C/D/E Letters of Credit, for application in accordance with the provisions of the respective Class A/B/C/D/E Letters of Credit, and second, to HVF III, any remaining amounts. Section 5.8 Certain Instructions to the Trustee. If on any date the Class A/B/C/D/E Principal Deficit Amount is greater than zero or HVF III determines that there exists a Series 2026-3 Lease Principal Payment Deficit, then HVF III shall promptly provide written notice thereof to the Trustee. On or before 3:00 p.m. (New York City time) on the Business Day immediately preceding each Payment Date, HVF III shall notify the Trustee of the amount of any Series 2026-3 Lease Payment Deficit, such notification to be in the form of Exhibit D hereto (each a “Lease Payment Deficit Notice”). Section 5.9 HVF III’s Failure to Instruct the Trustee to Make a Deposit or Payment. If HVF III fails to give notice or instructions to make any payment from or deposit into the Collection Account or any Series 2026-3 Account required to be given by HVF III, at the time specified herein or in any other

29 Series 2026-3 Related Document (including applicable grace periods), the Trustee shall make such payment or deposit into or from the Collection Account or such Series 2026-3 Account without such notice or instruction from HVF III; provided, that HVF III, upon request of the Trustee, promptly provides the Trustee with all information necessary to allow the Trustee to make such a payment or deposit. When any payment or deposit hereunder or under any other Series 2026-3 Related Document is required to be made by the Trustee at or prior to a specified time, HVF III shall deliver any applicable written instructions with respect thereto reasonably in advance of such specified time. If HVF III fails to give instructions to draw on any Class A/B/C/D/E Letters of Credit with respect to a Class of Series 2026-3 Notes required to be given by HVF III, at the time specified in this Series 2026-3 Supplement, the Trustee shall draw on such Class A/B/C/D/E Letters of Credit with respect to such Class of Series 2026-3 Notes without such instruction from HVF III; provided, that HVF III, upon request of the Trustee, promptly provides the Trustee with all information necessary to allow the Trustee to draw on each such Class A/B/C/D/E Letter of Credit. ARTICLE VI REPRESENTATIONS AND WARRANTIES; COVENANTS; CLOSING CONDITIONS Section 6.1 Representations and Warranties. Each of HVF III and the Administrator hereby make the representations and warranties applicable to it as set forth below in this Section 6.1 (Representations and Warranties): HVF III. HVF III represents and warrants that each of its representations and warranties in the Series 2026-3 Related Documents is true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date) and further represents and warrants, in each case for the benefit of the Trustee and the Series 2026-3 Noteholders, that: (i) no Amortization Event or Potential Amortization Event, in each case with respect to the Series 2026-3 Notes, is continuing; and (ii) on the Series 2026-3 Closing Date, HVF III has furnished to the Trustee copies of all Series 2026-3 Related Documents to which it is a party as of the Series 2026-3 Closing Date, all of which are in full force and effect as of the Series 2026-3 Closing Date. Administrator. The Administrator represents and warrants that each representation and warranty made by it in each Series 2026-3 Related Document, is true and correct in all material respects as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date). Section 6.2 Covenants. Each of HVF III and the Administrator severally covenants and agrees that, until the Series 2026-3 Notes have been paid in full, it shall: Performance of Obligations. Duly and timely perform all of its covenants (both affirmative and negative) and obligations under each Series 2026-3 Related Document to which it is a party. Margin Stock. Not permit any (i) part of the proceeds of the sale of the Series 2026-3 Notes to be (x) used to purchase or carry any “margin stock” (as defined or used in the regulations of the Board of Governors of the Federal Reserve System, including Regulations T, U and X thereof) or (y) loaned to others for the purpose of purchasing or carrying any margin stock or (ii) amounts owed with respect to the Series 2026-3 Notes to be secured, directly or indirectly, by any margin stock.

30 Series 2026-3 Third-Party Market Value Procedures. Comply with the Series 2026-3 Third-Party Market Value Procedures in all material respects. Noteholder Statement AUP. On or prior to the Payment Date occurring in July 2026 and in July of each subsequent year, the Administrator shall cause a firm of independent certified public accountants or independent consultants (which may be designated by the Administrator in its sole and absolute discretion) to deliver to HVF III, a report addressed to the Administrator and HVF III, summarizing the results of certain procedures with respect to certain documents and records relating to the Eligible Vehicles during the preceding calendar year. The procedures to be performed and reported upon by such firm of independent certified public accountants or independent consultants shall be those determined by the Administrator in its sole and absolute discretion. Financial Statements and Other Reporting. Solely with respect to HVF III, furnish or cause to be furnished to each Series 2026-3 Noteholder: (i) commencing on the Series 2026-3 Closing Date, within one hundred twenty (120) days after the end of each of Hertz’s fiscal years, copies of the Annual Report on Form 10-K filed by Hertz with the SEC or, if Hertz is not a reporting company, information equivalent to that which would be required to be included in the financial statements contained in such an Annual Report if Hertz were a reporting company, including consolidated financial statements consisting of a balance sheet of Hertz and its consolidated subsidiaries as at the end of such fiscal year and statements of income, stockholders’ equity and cash flows of Hertz and its consolidated subsidiaries for such fiscal year, setting forth in comparative form the corresponding figures for the preceding fiscal year (if applicable), certified by and containing an opinion, unqualified as to scope, of a firm of independent certified public accountants of nationally recognized standing selected by Hertz; and (ii) commencing on the Series 2026-3 Closing Date, within sixty (60) days after the end of each of the first three quarters of each of Hertz’s fiscal years, copies of the Quarterly Report on Form 10-Q filed by Hertz with the SEC or, if Hertz is not a reporting company, information equivalent to that which would be required to be included in the financial statements contained in such a Quarterly Report if Hertz were a reporting company, including (x) financial statements consisting of consolidated balance sheets of Hertz and its consolidated subsidiaries as at the end of such quarter and statements of income, stockholders’ equity and cash flows of Hertz and its consolidated subsidiaries for each such quarter, setting forth in comparative form the corresponding figures for the corresponding periods of the preceding fiscal year (if applicable), all in reasonable detail and certified (subject to normal year-end audit adjustments) by a senior financial officer of Hertz as having been prepared in accordance with GAAP. The financial data that shall be delivered to the Series 2026-3 Noteholders pursuant to the foregoing paragraphs (i) and (ii) shall be prepared in conformity with GAAP. Notwithstanding the foregoing provisions of this Article VI (Representations and Warranties; Covenants; Closing Conditions), if any audited or reviewed financial statements or information required to be included in any such filing are not reasonably available on a timely basis as a result of such Hertz’s accountants not being “independent” (as defined pursuant to the Exchange Act and the rules and regulations of the SEC thereunder), HVF III, in lieu of furnishing or causing to be furnished the information, documents and reports so required to be furnished, may elect to make a filing on an alternative form or transmit or make available unaudited or unreviewed financial statements or information substantially similar to such required audited or reviewed financial statements or information, provided that HVF III shall in any event be required to furnish or cause to be furnished such filing and so transmit or make available such audited or reviewed financial statements or information no later than the first anniversary of the date on which the

31 same was otherwise required pursuant to the preceding provisions of this Article VI (Representations and Warranties; Covenants; Closing Conditions). Notwithstanding the foregoing provisions of this Article VI (Representations and Warranties; Covenants; Closing Conditions), HVF III’s obligations to furnish or cause to be furnished any documents, reports, notices or other information pursuant to this Article VI (Representations and Warranties; Covenants; Closing Conditions) shall be deemed satisfied with respect to such documents, reports, notices or other information upon (i) the same (or hyperlinks to the same) having been posted on Hertz’s website (or such other website address as HVF III may specify by written notice to the Trustee from time to time) or (ii) the same (or hyperlinks to same) having been posted on Hertz’s behalf on an internet or intranet website to which the Series 2026-3 Noteholders have access (whether a commercial, government (including, without limitation, EDGAR) or third-party website or whether sponsored by or on behalf of the Series 2026-3 Noteholders). With respect to any documents, reports, notices or other information electronically furnished in accordance with the preceding sentence, such documents, reports, notices or other information shall be deemed furnished on the date posted in accordance with clause (i) or (ii), as the case may be, of the preceding sentence. Section 6.3 Closing Conditions. The effectiveness of this Series 2026-3 Supplement is subject to the conditions precedent set forth in Section 2.3 (Series Supplement for each Series of Notes) of the Base Indenture. Section 6.4 Further Assurances. HVF III shall do such further acts and things, and execute and deliver to the Trustee such additional assignments, agreements, powers and instruments, as are necessary or desirable to maintain the security interest of the Trustee in the Series-Specific 2026-3 Collateral on behalf of the Series 2026-3 Noteholders as a perfected security interest subject to no prior Liens (other than Series 2026-3 Permitted Liens) and to carry into effect the purposes of this Series 2026-3 Supplement or the other Series 2026-3 Related Documents or to better assure and confirm unto the Trustee or the Series 2026-3 Noteholders their rights, powers and remedies hereunder, including, without limitation filing all UCC financing statements, continuation statements and amendments thereto necessary to achieve the foregoing. If HVF III fails to perform any of its agreements or obligations under this Section 6.4(a) (Further Assurances), the Trustee shall, at the direction of the Majority Series 2026-3 Noteholders, itself perform such agreement or obligation, and the expenses of the Trustee incurred in connection therewith shall be payable by HVF III upon the Trustee’s demand therefor. The Trustee is hereby authorized to execute and file any financing statements, continuation statements or other instruments necessary or appropriate to perfect or maintain the perfection of the Trustee’s security interest in the Series-Specific 2026-3 Collateral. Unless otherwise specified in this Series 2026-3 Supplement, if any amount payable under or in connection with any of the Series-Specific 2026-3 Collateral shall be or become evidenced by any promissory note, chattel paper or other instrument, such note, chattel paper or instrument shall be deemed to be held in trust and immediately pledged and physically delivered to the Trustee hereunder, and shall, subject to the rights of any Person in whose favor a prior Lien has been perfected, be duly indorsed in a manner satisfactory to the Trustee and delivered to the Trustee promptly. HVF III shall warrant and defend the Trustee’s right, title and interest in and to the Series-Specific 2026-3 Collateral and the income, distributions and proceeds thereof, for the benefit of the Trustee on behalf of the Series 2026-3 Noteholders, against the claims and demands of all Persons whomsoever. On or before March 31 of each calendar year, commencing with March 31, 2026, HVF III shall furnish to the Trustee an Opinion of Counsel either stating that, in the opinion of such

32 counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Series 2026-3 Supplement, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements, continuation statements and amendments thereto as are necessary to maintain the perfection of the lien and security interest created by this Series 2026-3 Supplement in the Series-Specific 2026-3 Collateral and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain the perfection of such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re- recording and refiling of this Series 2026-3 Supplement, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements, continuation statements and amendments thereto that will, in the opinion of such counsel, be required to maintain the perfection of the lien and security interest of this Series 2026-3 Supplement in the Series-Specific 2026- 3 Collateral until March 31 in the following calendar year. ARTICLE VII AMORTIZATION EVENTS Section 7.1 Amortization Events. If any one of the following events shall occur: all principal of and interest on the Series 2026-3 Notes are not paid in full on or prior to the Expected Final Payment Date; HVF III defaults in the payment of any interest on, or other amount (for the avoidance of doubt, other than principal) payable in respect of, the Series 2026-3 Notes when due and payable and such default continues for a period of five (5) consecutive Business Days; a Class A/B/C/D/E Liquid Enhancement Deficiency exists and continues to exist for at least five (5) consecutive Business Days; any Aggregate Asset Amount Deficiency exists and continues to exist for a period of five (5) consecutive Business Days; the Collection Account, any Collateral Account in which Collections are on deposit as of such date or any Series 2026-3 Account (other than the Class A/B/C/D/E Reserve Account, and the Class A/B/C/D/E L/C Cash Collateral Account) shall be subject to any injunction, estoppel or other stay or a Lien (other than any Lien described in clause (iii) of the definition of Series 2026-3 Permitted Lien) and thirty (30) consecutive days elapse without such Lien having been released or discharged; (i) the Class A/B/C/D/E Reserve Account is subject to an injunction, estoppel or other stay or a Lien (other than any Lien described in clause (iii) of the definition of Series 2026-3 Permitted Liens) or (ii) other than as a result of a Series 2026-3 Permitted Lien, the Trustee fails to have a valid and perfected first priority security interest in the Class A/B/C/D/E Reserve Account Collateral (or HVF III or any Affiliate thereof so asserts in writing), in each case, for a period of thirty (30) days and during such period the Class A/B/C/D/E Adjusted Liquid Enhancement Amount (excluding the Class A/B/C/D/E Available Reserve Account Amount) would be less than the Class A/B/C/D/E Required Liquid Enhancement Amount; after the funding of the Class A/B/C/D/E L/C Cash Collateral Account, (i) the Class A/B/C/D/E L/C Cash Collateral Account is subject to an injunction, estoppel or other stay or a Lien (other than any Lien described in clause (iii) of the definition of Series 2026-3 Permitted Liens) or (ii) other than as a result of a Series 2026-3 Permitted Lien, the Trustee fails to have a valid and perfected first priority security interest in the Class A/B/C/D/E L/C Cash Collateral Account Collateral (or HVF III

33 or any Affiliate thereof so asserts in writing), in each case, for a period of thirty (30) days and during such period the Class A/B/C/D/E Adjusted Liquid Enhancement Amount, excluding therefrom the Class A/B/C/D/E Available L/C Cash Collateral Account Amount, would be less than the Class A/B/C/D/E Required Liquid Enhancement Amount; other than as a result of a Series 2026-3 Permitted Lien, the Trustee shall for any reason cease to have a valid and perfected first priority security interest in the Series 2026-3 Collateral (other than the Class A/B/C/D/E Reserve Account Collateral, the Class A/B/C/D/E L/C Cash Collateral Account Collateral or any Class A/B/C/D/E Letter of Credit) or HVF III or any Affiliate thereof so asserts in writing, and in any such case such cessation shall continue for thirty (30) consecutive days or such assertion shall not have been rescinded within thirty (30) consecutive days; there shall have been filed against HVF III a notice of (i) a U.S. federal tax lien from the Internal Revenue Service, (ii) a Lien from the Pension Benefit Guaranty Corporation under the Code or Section 303(k) of ERISA for failure to make a required installment or other payment to a plan to which such section applies, or (iii) any other Lien (other than a Series 2026-3 Permitted Lien) that could reasonably be expected to attach to the assets of HVF III and, in each case, thirty (30) consecutive days elapse without such notice having been effectively withdrawn or such Lien been released or discharged; any Administrator Default shall have occurred; any of the Series 2026-3 Related Documents or any material portion thereof shall cease, for any reason, to be in full force and effect, enforceable in accordance with its terms (other than in accordance with the terms thereof or as otherwise expressly permitted in the Series 2026-3 Related Documents) or Hertz, any Lessee or HVF III shall so assert any of the foregoing in writing and such written assertion shall not have been rescinded within ten (10) consecutive Business Days following the date of such written assertion, in each case, other than any such cessation (i) resulting from the application of the Bankruptcy Code (other than as a result of an Event of Bankruptcy with respect to HVF III, any Lessee, or Hertz in any capacity) or (ii) as a result of any waiver, supplement, modification, amendment or other action not prohibited by the Series 2026-3 Related Documents; HVF III fails to comply with any of its other agreements or covenants in any Series 2026-3 Related Document and the failure to so comply materially and adversely affects the interests of the Series 2026-3 Noteholders and continues to materially and adversely affect the interests of the Series 2026-3 Noteholders for a period of thirty (30) consecutive days after the earlier of (i) the date on which an Authorized Officer of HVF III obtains actual knowledge thereof or (ii) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to HVF III by the Trustee or to HVF III and the Trustee by the Majority Series 2026-3 Controlling Class; or any representation made by HVF III in any Series 2026-3 Related Document is false and such false representation materially and adversely affects the interests of the Series 2026-3 Noteholders and the event or condition that caused such representation to be false is not cured for a period of thirty (30) consecutive days after the earlier of (i) the date on which an Authorized Officer of HVF III obtains actual knowledge thereof or (ii) the date that written notice thereof is given to HVF III by the Trustee or to HVF III and the Trustee by the Majority Series 2026-3 Controlling Class. Then, in the case of: (i) any event described in Sections 7.1(a) through (d) (Amortization Events) or described in Section 9.1(e) (Amortization Events) of the Base Indenture, an “Amortization Event” with respect to the Series 2026-3 Notes will immediately occur without any notice or other action on the part of the Trustee or any Series 2026-3 Noteholder, and

(ii) any event described in <u>Sections 7.1(e)</u> through <u>(m)</u> (*Amortization Events*) or described in Sections 9.1(f), 9.1(g), 9.1(k) or 9.1(l) (*Amortization Events*) of the Base Indenture, so long as such event is continuing, either the Trustee may, by written notice to HVF III, or the Majority Series 2026-3 Controlling Class may, by written notice to HVF III and the Trustee, declare that an "<u>Amortization Event</u>" with respect to the Series 2026-3 Notes has occurred as of the date of the notice.

An Amortization Event, as well as any Potential Amortization Event related thereto, with respect to the Series 2026-3 Notes described in <u>Sections 7.1(c)</u> through <u>(m)</u> (*Amortization Events*) above may be waived with the written consent of the Majority Series 2026-3 Controlling Class. An Amortization Event, as well as any Potential Amortization Event related thereto, with respect to the Series 2026-3 Notes described in <u>Sections 7.1(a)</u> and <u>(b)</u> (*Amortization Events*) above may be waived with the written consent of the Class A Noteholders holding more than 50% of the Class A Principal Amount, the Class B Noteholders holding more than 50% of the Class B Principal Amount, the Class C Noteholders holding more than 50% of the Class C Principal Amount, the Class D Noteholders holding more than 50% of the Class D Principal Amount and the Class E Noteholders holding more than 50% of the Class E Principal Amount, at the time of such Amortization Event or Potential Amortization Event.

For the avoidance of doubt, with respect to any Potential Amortization Event with respect to the Series 2026-3 Notes, if the event or condition giving rise (directly or indirectly) to such Potential Amortization Event ceases to be continuing (through cure, waiver or otherwise), then such Potential Amortization Event will cease to exist and will be deemed to have been cured for every purpose under the Series 2026-3 Related Documents.

The Amortization Events set forth above are in addition to, and not in lieu of, the Amortization Events set forth in the Base Indenture applicable to all Series of Notes.

ARTICLE VIII

<u>SUBORDINATION OF NOTES</u>

Section 8.1 <u>Subordination of Class B Notes</u>. Subject to <u>Sections 5.2</u> (*Application of Funds in the Series 2026-3 Interest Collection Account*) and <u>5.3</u> (*Application of Funds in the Series 2026-3 Principal Collection Account*), no payments on account of interest with respect to the Class B Notes shall be made on any Payment Date until all payments of interest then due and payable with respect to the Class A Notes on such Payment Date (including, without limitation, all accrued interest, all Class A Deficiency Amounts and all interest accrued on such Class A Deficiency Amounts) have been paid in full, and during the Series 2026-3 Controlled Amortization Period no payments of principal of Class B Notes shall be made unless and until the Class Controlled Distribution Amounts payable to the Class A Notes has been paid in full and during the Series 2026-3 Rapid Amortization Period, no payments of principal of the Class B Notes will be made unless and until the aggregate outstanding principal amount of the Class A Notes has been paid in full.

Section 8.2 <u>Subordination of Class C Notes</u>. Subject to <u>Sections 5.2</u> (*Application of Funds in the Series 2026-3 Interest Collection Account*) and <u>5.3</u> (*Application of Funds in the Series 2026-3 Principal Collection Account*), no payments on account of interest with respect to the Class C Notes shall be made on any Payment Date until all payments of interest then due and payable with respect to the Class A Notes and the Class B Notes on such Payment Date (including, without limitation, all accrued interest, all Class A Deficiency Amounts and all Class B Deficiency Amounts and all interest accrued on such Class A Deficiency Amounts and Class B Deficiency Amounts) have been paid in full, and during the Series 2026-3 Controlled Amortization Period, no payments of principal with respect to the Class C Notes shall be made unless and until the Class Controlled Distribution Amounts payable to the Class A Notes and Class B Notes

34

35 have been paid in full and during the Series 2026-3 Rapid Amortization Period, no payments of principal of Class C Notes will be made unless and until the aggregate outstanding principal amount of the Class A Notes and the Class B Notes has been paid in full. Section 8.3 Subordination of Class D Notes. Subject to Sections 5.2 (Application of Funds in the Series 2026-3 Interest Collection Account) and 5.3 (Application of Funds in the Series 2026-3 Principal Collection Account), no payments on account of interest with respect to the Class D Notes shall be made on any Payment Date until all payments of interest then due and payable with respect to the Class A Notes, the Class B Notes and the Class C Notes on such Payment Date (including, without limitation, all accrued interest, all Class A Deficiency Amounts, Class B Deficiency Amounts and all Class C Deficiency Amounts and all interest accrued on such Class A Deficiency Amounts, Class B Deficiency Amounts and Class C Deficiency Amounts) have been paid in full, and during the Series 2026-3 Controlled Amortization Period no payments of principal of Class D Notes shall be made unless and until the Class Controlled Distribution Amounts payable to the Class A Notes, Class B Notes and Class C Notes have been paid in full and during the Series 2026-3 Rapid Amortization Period, no payments of principal of the Class D Notes will be made unless and until the aggregate outstanding principal amount of the Class A Notes, Class B Notes and Class C Notes has been paid in full. Section 8.4 Subordination of Class E Notes. Subject to Sections 5.2 (Application of Funds in the Series 2026-3 Interest Collection Account) and 5.3 (Application of Funds in the Series 2026-3 Principal Collection Account), no payments on account of interest with respect to the Class E Notes shall be made on any Payment Date until all payments of interest then due and payable with respect to the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes on such Payment Date (including, without limitation, all accrued interest, all Class A Deficiency Amounts, all Class B Deficiency Amounts, all Class C Deficiency Amounts and all Class D Deficiency Amounts and all interest accrued on such Class A Deficiency Amounts, Class B Deficiency Amounts, Class C Deficiency Amounts and Class D Deficiency Amounts) have been paid in full and during the Series 2026-3 Rapid Amortization Period, no payments on account of principal with respect to the Class E Notes shall be made on any Payment Date until all Class Controlled Distribution Amounts payable and all payments of principal then due and payable with respect to the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes on such Payment Date has been paid in full. Section 8.5 When Distribution Must be Paid Over. In the event that any Series 2026-3 Noteholder (or Series 2026-3 Note Owner) receives any payment of any principal, interest or other amounts with respect to the Series 2026-3 Notes at a time when such Series 2026-3 Noteholder (or Series 2026-3 Note Owner, as the case may be) has actual knowledge that such payment is prohibited by the preceding sections of this Article VIII (Subordination of Notes), such payment shall be held by such Series 2026-3 Noteholder (or Series 2026-3 Note Owner, as the case may be) in trust for the benefit of, and shall be paid forthwith over and delivered to, the Trustee for application consistent with the preceding sections of this Article VIII (Subordination of Notes). ARTICLE IX GENERAL Section 9.1 Optional Redemption of the Series 2026-3 Notes. On any Business Day prior to the Expected Final Payment Date, HVF III may, at its option, redeem any Class of Series 2026-3 Notes (such date, with respect to such Class of Notes, the “Redemption Date”), in whole but not in part, at a redemption price equal to 100% of the outstanding Principal Amount thereof plus any Make-Whole Premium (including accrued and unpaid Class Interest Amount with respect to such Class through such Redemption Date based upon the number of days of

36 unpaid interest divided by 360) due with respect to such Class as of such Redemption Date, each of which amounts shall be payable in accordance with Section 5.3 (Application of Funds in the Series 2026-3 Principal Collection Account); provided that no Class of Series 2026-3 Notes may be redeemed pursuant to the foregoing if any Senior Class of Series 2026-3 Notes with respect to such Class of Series 2026-3 Notes would remain outstanding immediately after giving effect to such redemption; provided, however, the foregoing restriction on redemption in order of priority shall not be deemed to limit any transaction that results in the exchange or refinancing of a Class of Series 2026-3 Notes. If HVF III elects to redeem any Class of Series 2026-3 Notes pursuant to Sections 9.1(a) (Optional Redemption of the Series 2026-3 Notes), then HVF III shall notify the Trustee in writing at least seven (7) days prior to the intended date of redemption of (i) such intended date of redemption (which may be an estimated date, confirmed to the Series 2026-3 Noteholders no later than three (3) Business Days prior to the date of redemption), and (ii) the applicable Class of Series 2026-3 Notes subject to redemption and the CUSIP number with respect to such Class. Upon receipt of a notice of redemption from HVF III, the Trustee shall give notice of such redemption to the Series 2026-3 Noteholders of the Class of Series 2026-3 Notes to be redeemed. Such notice by the Trustee shall be given not less than three (3) days prior to the intended date of redemption. Section 9.2 Information. On or before 12:00 p.m. eastern standard time of the fourth (4th) Business Day prior to each Payment Date (unless otherwise agreed to by the Trustee), HVF III shall furnish to the Trustee a Monthly Noteholders’ Statement with respect to the Series 2026-3 Notes setting forth the information set forth on Schedule II (Monthly Noteholders’ Statement Information) hereto (including reasonable detail of the materially constituent terms thereof, as determined by HVF III) in any reasonable format. Upon any amendment to any of the Series 2026-3 Related Documents, HVF III shall, not more than five (5) Business Days thereafter, provide the amended version of such Series 2026- 3 Related Document to the Trustee, and the Trustee shall furnish a copy of such amended Series 2026-3 Related Document no later than the second (2nd) succeeding Business Day following such receipt by the Trustee, which obligation to furnish shall be deemed satisfied upon the Trustee’s posting, or causing to be posted, such amended Series 2026-3 Related Document to the website specified in clause (a) above (or any successor or replacement website, in accordance with such clause (a)). Section 9.3 Confidentiality. The Trustee and each Series 2026-3 Note Owner agrees, by its acceptance and holding of a beneficial interest in a Series 2026-3 Note, that it shall not disclose any Confidential Information to any Person without the prior written consent of HVF III, which such consent must be evident in a writing signed by an Authorized Officer of HVF III, other than (a) such person’s directors, trustees, officers, employees, agents, attorneys, independent or internal auditors and affiliates who agree to hold confidential the Confidential Information; (b) such person’s financial advisors and other professional advisors who agree to hold confidential the Confidential Information; (c) any other Series 2026-3 Note Owner; (d) any person of the type that would be, to such person’s knowledge, permitted to acquire an interest in the Series 2026-3 Notes in accordance with the requirements of this Series 2026-3 Supplement to which such person sells or offers to sell any such interest in the Series 2026-3 Notes or any part thereof and that agrees to hold confidential the Confidential Information in accordance with this Series 2026-3 Supplement; (e) any federal or state or other regulatory, governmental or judicial authority having jurisdiction over such person; (f) the National Association of Insurance Commissioners or any similar organization, or any nationally-recognized rating agency that requires access to information about the investment portfolio or such person; (g) any reinsurers or liquidity or credit providers that agree to hold confidential the Confidential Information; (h) any other person with the consent of HVF III; or (i) any other person to which such delivery or disclosure may be necessary or appropriate (A) to effect compliance with

37 any law, rule, regulation, statute or order applicable to such person, (B) in response to any subpoena or other legal process upon prior notice to HVF III (unless prohibited by applicable law or other requirement having the force of law), (C) in connection with any litigation to which such person is a party upon prior notice to HVF III (unless prohibited by applicable law or other requirement having the force of law) or (D) if an Amortization Event with respect to the Series 2026-3 Notes has occurred and is continuing, to the extent such person may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under the Series 2026-3 Notes, this Series 2026-3 Supplement or any other document relating to the Series 2026-3 Notes. Section 9.4 Ratification of Base Indenture. As supplemented by this Series 2026-3 Supplement, the Base Indenture is in all respects ratified and confirmed and the Base Indenture as so supplemented by this Series 2026-3 Supplement shall be read, taken, and construed as one and the same instrument (except as otherwise specified herein). Section 9.5 Notice to the Rating Agencies. The Trustee shall provide to each Rating Agency a copy of each notice to the Series 2026-3 Noteholders delivered to the Trustee pursuant to this Series 2026- 3 Supplement or any other Related Document. The Trustee shall provide notice to each Rating Agency of any consent by the Series 2026-3 Noteholders to the waiver of the occurrence of any Amortization Event with respect to the Series 2026-3 Notes. HVF III will provide each Rating Agency rating the Series 2026- 3 Notes with a copy of any operative Manufacturer Program upon written request by such Rating Agency. Section 9.6 Third Party Beneficiary. Nothing in this Series 2026-3 Supplement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto and their successors and assigns expressly permitted herein) any legal or equitable right, remedy or claim under or by reason of this Series 2026-3 Supplement. Section 9.7 Execution in Counterparts; Electronic Execution. This Series 2026-3 Supplement may be executed in any number of counterparts (including by facsimile or electronic transmission (including .pdf file, .jpeg file, Adobe Sign, or DocuSign)), each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart signature page of this Series 2026-3 Supplement by facsimile or any such electronic transmission shall be effective as delivery of a manually executed counterpart of this Series 2026-3 Supplement and shall have the same legal validity and enforceability as a manually executed signature to the fullest extent permitted by applicable law. Any electronically signed document delivered via email from a person purporting to be an authorized officer shall be considered signed or executed by such authorized officer on behalf of the applicable person and will be binding on all parties hereto to the same extent as if it were manually executed. Section 9.8 Governing Law. THIS SERIES 2026-3 SUPPLEMENT, AND ALL MATTERS ARISING OUT OF OR RELATING TO THIS SERIES 2026-3 SUPPLEMENT, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAW OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAW. Section 9.9 Amendments. This Series 2026-3 Supplement may be amended or modified, and any provision may be waived, in accordance with the following paragraphs of this Section 9.9 (Amendments): Without the Consent of the Series 2026-3 Noteholders. Without the consent of any Series 2026-3 Noteholder, HVF III and the Trustee, at any time and from time to time, may enter into

38 one or more amendments, modifications or waivers, in form satisfactory to the Trustee, for any of the following purposes: (i) to add to the covenants of HVF III for the benefit of any Series 2026-3 Noteholder or to surrender any right or power herein conferred upon HVF III (provided, however, that HVF III shall not pursuant to this Section 9.9(a)(i) (Without Consent of the Noteholders) surrender any right or power it has under any Related Document other than to the Trustee or the Series 2026-3 Noteholders); (ii) to cure any mistake, ambiguity, defect, or inconsistency or to correct or supplement any provision contained in any Series Supplement or in any Notes issued thereunder; (iii) to provide for uncertificated Series 2026-3 Notes in addition to certificated Series 2026-3 Notes; (iv) to add to or change any of the provisions of this Series 2026-3 Supplement to such extent as shall be necessary to permit or facilitate the issuance of Series 2026-3 Notes in bearer form, registrable or not registrable as to principal, and with or without interest coupons; (v) to conform this Series 2026-3 Supplement to the terms of the offering document(s) for the Series 2026-3 Notes; (vi) to correct or supplement any provision in this Series 2026-3 Supplement which may be inconsistent with any other provision herein or in the Base Indenture or to make any other provisions with respect to matters or questions arising under this Series 2026-3 Supplement or in the Base Indenture; (vii) to evidence and provide for the addition of medium-duty trucks in the Indenture Collateral and/or the Series Collateral; (viii) to add or change any provisions of this Series 2026-3 Supplement to such extent as shall be necessary to facilitate implementation of any Enhancement, including any additions or changes to Section 5.2 (Application of Funds in the Series 2026-3 Interest Collection Account), Section 5.3 (Application of Funds in the Series 2026-3 Principal Collection Account) to provide for the payment of amounts owing to any Enhancement Provider under an Enhancement Agreement solely if such payments are made to the Enhancement Provider only after the payment of all principal amounts required to be paid to the Series 2026-3 Noteholders; and (ix) to effect any other amendment that does not materially adversely affect the interests of the Series 2026-3 Noteholders; provided, however, that (i) as evidenced by an Officer’s Certificate of HVF III, such action shall not materially adversely affect the interests of the Series 2026-3 Noteholders, (ii) any amendment or modification shall not be effective until the Series 2026-3 Rating Agency Condition has been satisfied with respect to such amendment or modification (unless 100% of the Series 2026-3 Noteholders have consented thereto) and (iii) HVF III shall provide each Rating Agency notice of such amendment or modification promptly after its execution. With the Consent of the Majority Series 2026-3 Noteholders. Except as provided in Section 9.9(a) (Amendments) or Section 9.9(c) (Amendments), this Series 2026-3 Supplement may from time to time be amended, modified or waived, if (i) such amendment, modification or waiver is in writing and is consented to in writing by HVF III, the Trustee and the Majority Series 2026-3 Noteholders, (ii) in the case of an amendment or modification, the Series 2026-3 Rating Agency Condition is satisfied (unless otherwise consented to in writing by 100% of the Series 2026-3 Noteholders) with respect to such amendment or modification and (iii) HVF III shall provide each Rating Agency notice of such amendment

39 or modification promptly after its execution; provided that, with respect to any such amendment, modification or waiver that does not adversely affect in any material respect one or more Classes, Subclasses and/or Tranches of the Series 2026-3 Notes, as evidenced by an Officer’s Certificate of HVF III, each such Class, Subclass and/or Tranche will be deemed not Outstanding for purposes of the consent required pursuant to clause (i) of this Section 9.9(b) (Amendments) (and the calculation of the Majority Series 2026-3 Noteholders (including the Aggregate Principal Amount) will be modified accordingly); With the Consent of 100% of the Series 2026-3 Noteholders. Notwithstanding the foregoing Sections 9.9(a) and (b) (Amendments), without the consent of 100% of the Series 2026-3 Noteholders affected by such amendment, modification or waiver, no amendment, modification or waiver (other than any waiver effected pursuant to Section 7.1 (Amortization Events)) shall: (i) amend or modify the definition of “Majority Series 2026-3 Noteholders” or Section 2.5 (Required Series Noteholders) in this Series 2026-3 Supplement or otherwise reduce the percentage of Series 2026-3 Noteholders whose consent is required to take any particular action hereunder; (ii) extend the due date for, or reduce the amount of any scheduled repayment or prepayment of principal of or interest on any Series 2026-3 Note (or reduce the principal amount of or rate of interest on any Series 2026-3 Note or otherwise change the manner in which interest is calculated); or (iii) amend or modify Section 2.1(a) (Initial Issuance), Section 4.1 (Granting Clause), Section 5.2 (Application of Funds in the Series 2026-3 Interest Collection Account), Section 5.3 (Application of Funds in the Series 2026-3 Principal Collection Account), Section 5.4 (Class A/B/C/D/E Reserve Account Withdrawals), Section 7.1 (Amortization Events) (other than pursuant to any waiver effected pursuant to Section 7.1 (Amortization Events) of this Series 2026-3 Supplement), Section 9.9(a), (b) or (c) (Amendments) or Section 9.18 (Trustee Obligations under the Retention Requirements), or otherwise amend or modify any provision relating to the amendment or modification of this Series 2026-3 Supplement or that pursuant to the Series 2026- 3 Related Documents expressly requires the consent of 100% of the Series 2026-3 Noteholders or each Series 2026-3 Noteholder affected by such amendment or modification; Series 2026-3 Supplemental Indentures. Each amendment or other modification to this Series 2026-3 Supplement shall be set forth in a Series 2026-3 Supplemental Indenture. The initial effectiveness of each Series 2026-3 Supplemental Indenture shall be subject to the delivery to the Trustee of an Opinion of Counsel (which may be based on an Officer’s Certificate) that such Series 2026-3 Supplemental Indenture is authorized or permitted by this Series 2026-3 Supplement. The Trustee to Sign Amendments, etc. The Trustee shall sign any Series 2026- 3 Supplemental Indenture authorized or permitted pursuant to this Section 9.9 (Amendments) if such Series 2026-3 Supplemental Indenture does not adversely affect the rights, duties, liabilities or immunities of the Trustee, and if such Series 2026-3 Supplemental Indenture does adversely affect the rights, duties, liabilities or immunities of the Trustee, then the Trustee may, but need not, sign it. In signing such Series 2026-3 Supplemental Indenture, the Trustee shall be entitled to receive, if requested, and, subject to Section 7.2 (Limited Liability Company and Governmental Authorization) of the Base Indenture, shall be fully protected in relying upon, an Officer’s Certificate of HVF III and an Opinion of Counsel (which may be based on an Officer’s Certificate) as conclusive evidence that such Series 2026-3 Supplemental Indenture is authorized or permitted by this Section 9.9 (Amendments) and that all conditions precedent specified in this Section 9.9 (Amendments) have been satisfied, and that it will be valid and binding upon HVF III in accordance with its terms.

40 Consent to Substance. It shall not be necessary for the consent of any Person pursuant to Section 9.9(a) (Amendments) or Section 9.9(b) (Amendments) for such Person to approve the particular form of any proposed amendment or waiver, but it shall be sufficient if such Person consents to the substance thereof. Section 9.10 Administrator to Act on Behalf of HVF III. Pursuant to the Administration Agreement, the Administrator has agreed to provide certain services to HVF III and to take certain actions on behalf of HVF III, including performing or otherwise satisfying any action, determination, calculation, direction, instruction, notice, delivery or other performance obligation, in each case, permitted or required by HVF III pursuant to this Series 2026-3 Supplement. Each Noteholder by its acceptance of a Note and the Trustee by its execution hereof, hereby consents to the provision of such services and the taking of such action by the Administrator in lieu of HVF III and hereby agrees that HVF III’s obligations hereunder with respect to any such services performed or action taken shall be deemed satisfied to the extent performed or taken by the Administrator and to the extent so performed or taken by the Administrator shall be deemed for all purposes hereunder to have been so performed or taken by HVF III; provided, that for the avoidance of doubt, none of the foregoing shall create any payment obligation of the Administrator or relieve HVF III of any payment obligation hereunder; provided, further, that if an Amortization Event with respect to the Series 2026-3 Notes has occurred and is continuing or if a Limited Liquidation Event of Default has occurred and the Administrator has failed to take any action on behalf of HVF III that HVF III is required to take pursuant to the this Series 2026-3 Supplement, all or any determinations, calculations, directions, instructions, notices, deliveries or other actions required to be effected by HVF III or the Administrator hereunder may be effected or directed by the Majority Series 2026-3 Noteholders or any appointed agent or representative thereof, and HVF III shall, and shall cause the Administrator to, provide reasonable assistance in furtherance of the foregoing, and the Trustee shall follow any such direction as if delivered by the Administrator or by the Administrator on behalf of HVF III, in each case to the extent such direction is consistent with this Series 2026-3 Supplement and the Related Documents. Section 9.11 Successors. All agreements of HVF III in this Series 2026-3 Supplement and with respect to the Series 2026-3 Notes shall bind its successor; provided, however, except as provided in Section 9.9 (Amendments), HVF III may not assign its obligations or rights under this Series 2026-3 Supplement or any Series 2026-3 Note. All agreements of the Trustee in this Series 2026-3 Supplement shall bind its successor. Section 9.12 Termination of Series Supplement. This Series 2026-3 Supplement shall cease to be of further effect when (i) all Outstanding Series 2026-3 Notes theretofore authenticated and issued have been delivered (other than destroyed, lost, or stolen Series 2026-3 Notes that have been replaced or paid) to the Trustee for cancellation, (ii) HVF III has paid all sums payable hereunder and (iii) the Class A/B/C/D/E Demand Note Payment Amount is equal to zero or the Class A/B/C/D/E Letter of Credit Liquidity Amount is equal to zero. Section 9.13 Electronic Execution. This Series 2026-3 Supplement may be transmitted and/or signed in accordance with Section 9.7 (Execution in Counterparts, Electronic Execution) hereto. Section 9.14 Additional UCC Representations. Without limiting any other representation or warranty given by HVF III in the Base Indenture, HVF III hereby makes the representations and warranties set forth below in this Section 9.14 (Additional UCC Representations) for the benefit of the Trustee and the Series 2026-3 Noteholders, in each case, as of the date hereof. General. (i) The Series 2026-3 Supplement creates a valid and continuing security interest (as defined in the applicable UCC) in the Class A/B/C/D/E Demand Note and all of its proceeds (the “Series Collateral”) in favor of the Trustee for the benefit of the Series 2026-3 Noteholders and in the

41 case of each of clause (a) and (b) is prior to all other Liens on such Indenture Collateral and Series Collateral, as applicable, except for Series 2026-3 Permitted Liens, respectively, and is enforceable as such against creditors and purchasers from HVF III. (ii) HVF III owns and has good and marketable title to the Indenture Collateral and the Series Collateral free and clear of any lien, claim, or encumbrance of any Person, except for Series 2026-3 Permitted Liens, respectively. Characterization. The Class A/B/C/D/E Demand Note constitutes an “instrument” within the meaning of the applicable UCC and all Manufacturer Receivables constitute “accounts” or “general intangibles” within the meaning of the applicable UCC. Perfection by Filing. HVF III has caused or will have caused, within ten (10) days after the Series 2026-3 Closing Date, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in any accounts and general intangibles included in the Series Collateral granted to the Trustee. Perfection by Possession. All original copies of the Class A/B/C/D/E Demand Note that constitute or evidence the Class A/B/C/D/E Demand Note have been delivered to the Trustee. Priority. (i) Other than the security interest granted to the Trustee pursuant to the Series 2026-3 Supplement, HVF III has not pledged, assigned, sold or granted a security interest in, or otherwise conveyed, any of the Series Collateral. HVF III has not authorized the filing of and is not aware of any financing statements against HVF III that include a description of collateral covering the Series Collateral, other than any financing statement relating to the security interests granted to the Trustee, as secured party under the Series 2026-3 Supplement, respectively, or that has been terminated. HVF III is not aware of any judgment or tax lien filings against HVF III. (ii) The Class A/B/C/D/E Demand Note does not contain any marks or notations indicating that it has been pledged, assigned or otherwise conveyed to any Person other than the Trustee. Section 9.15 Notices. Unless otherwise specified herein, all notices, requests, instructions and demands to or upon any party hereto to be effective shall be given (i) in the case of HVF III and the Trustee, in the manner set forth in Section 13.1 (Notices) of the Base Indenture, and (ii) in the case of the Administrator, unless otherwise specified by the Administrator by notice to the respective parties hereto, in writing and delivered in person or mailed by first-class mail (registered or certified, return receipt requested), e-mail, facsimile or overnight air courier guaranteeing next day delivery, to: The Hertz Corporation 8501 Williams Road Estero, Florida 33928 Attention: Treasury Department / General Counsel Phone: [*] Fax: [*] E-mail: [*] Any notice (i) given in person shall be deemed delivered on the date of delivery of such notice, (ii) given by first class mail shall be deemed given five (5) days after the date that such notice is mailed, (iii) delivered by e-mail or facsimile shall be deemed given on the date of delivery of such notice if received before 12:00 noon ET or the next Business Day if received at or after 12:00 noon ET, and (iv)

42 delivered by overnight air courier shall be deemed delivered one (1) Business Day after the date that such notice is delivered to such overnight courier. Section 9.16 Submission to Jurisdiction. Each of the parties hereto hereby irrevocably and unconditionally (i) submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court in New York County or federal court of the United States of America for the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to the Base Indenture, this Series 2026-3 Supplement, the Series 2026-3 Notes or the transactions contemplated hereby, or for recognition or enforcement of any judgment arising out of or relating to the Base Indenture, this Series 2026-3 Supplement, the Series 2026-3 Notes or the transactions contemplated hereby; (ii) agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, federal court; (iii) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law; (iv) consents that any such action or proceeding may be brought in such courts and waives any objection it may now or hereafter have to the laying of venue of any such action or proceeding in any such court and any objection it may now or hereafter have that such action or proceeding was brought in an inconvenient court, and agrees not to plead or claim the same; and (v) consents to service of process in the manner provided for notices in Section 9.15 (Notices) (provided that, nothing in this Series 2026-3 Supplement shall affect the right of any such party to serve process in any other manner permitted by law). Section 9.17 Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THE BASE INDENTURE, THIS SERIES 2026-3 SUPPLEMENT, THE SERIES 2026- 3 NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY. Section 9.18 Trustee Obligations under the Retention Requirements. In no event shall the Trustee have any responsibility to monitor compliance with or enforce compliance with credit risk retention requirements for asset-backed securities or other rules or regulations relating to risk retention. The Trustee shall not be charged with knowledge of such rules, nor shall it be liable to any Series 2026-3 Noteholder or any other party for violation of such rules now or hereafter in effect.

Signature Page to HVF III Series 2026-3 Supplement IN WITNESS WHEREOF, HVF III, the Trustee and the Administrator have caused this Series 2026-3 Supplement to be duly executed by their respective officers hereunto duly authorized as of the day and year first above written. HERTZ VEHICLE FINANCING III LLC, as Issuer By: /s/ Mark E. Johnson Name: Mark E. Johnson Title: President and Treasurer THE HERTZ CORPORATION, as Administrator By: /s/ Mark E. Johnson Name: Mark E. Johnson Title: Senior Vice President and Treasurer

Signature Page to HVF III Series 2026-3 Supplement THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee By: /s/ Hadassah Kangal Yee Name: Hadassah Kangal Yee Title: Vice President

45 AMERICAS 134357331 SCHEDULE I TO THE SERIES 2026-3 SUPPLEMENT DEFINITIONS LIST “144A Global Notes” has the meaning specified in Section 2.1(e) (Initial Issuance) of this Series 2026-3 Supplement. “Alternative Equivalent Rating” means, with respect to any date and any Person with respect to whom the alternative Rating Agency does not maintain a public Relevant Alternative Rating as of such date, (a) if such Person has an Equivalent Rating Agency Rating from three of the Equivalent Rating Agencies as of such date, then the median of the Corresponding Alternative Ratings for such Person as of such date; (b) if such Person has an Equivalent Rating Agency Rating from only two of the Equivalent Rating Agencies as of such date, then the lower Corresponding Alternative Rating for such Person as of such date; and (c) if such Person has an Equivalent Rating Agency Rating from only one of the Equivalent Rating Agencies as of such date, then the Corresponding Alternative Rating for such Person as of such date. “Applicable Procedures” has the meaning specified in Section 2.2(f) (Transfer Restrictions for Global Notes) of this Series 2026-3 Supplement. “Base Indenture” has the meaning specified in the Preamble. “Base Rent” has the meaning specified in the Lease. “Benefit Plan” means (i) an “employee benefit plan” (as defined in Section 3(3) of ERISA) that is subject to Title I of ERISA, (ii) any “plan” (as defined in Section 4975(E)(1) of the Code) that is subject to Section 4975 of the Code or (iii) any entity deemed to hold the “assets” of any such employee benefit plan or plan (within the meaning of 29 C.F.R. Section 2510.3-101, as modified by Section 3(42) of ERISA, or otherwise under ERISA). “Blackbook Guide” has the meaning specified in the Lease. “BNY” means The Bank of New York Mellon Trust Company, N.A., a national banking association, and its successors and assigns. “Class” means a class of the Series 2026-3 Notes, which may be the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes or the Class E Notes. “Class A Deficiency Amount” means the Class Deficiency Amount for the Class A Notes. “Class A Global Note” means a Class A Note that is a Regulation S Global Note or a 144A Global Note. “Class A Monthly Interest Amount” means, with respect to any Series 2026-3 Interest Period, an amount equal to the Class Interest Amount for the Class A Notes. “Class A Noteholder” means the Person in whose name a Class A Note is registered in the Note Register.

46 AMERICAS 134357331 “Class A Notes” means any one of the Series 2026-3 Fixed Rate Rental Car Asset Backed Notes, Class A, executed by HVF III and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-1-1 or Exhibit A-1-2 to this Series 2026-3 Supplement. “Class A Principal Amount” means, when used with respect to any date, an amount equal to the Class Principal Amount for the Class A Notes. “Class A/B/C Notes” means the Class A Notes, the Class B Notes, and the Class C Notes, collectively. “Class A/B/C/D/E Adjusted Liquid Enhancement Amount” means, as of any date of determination, the Class A/B/C/D/E Liquid Enhancement Amount, as of such date, excluding from the calculation thereof the amount available to be drawn under any Class A/B/C/D/E Defaulted Letter of Credit, as of such date. “Class A/B/C/D/E Adjusted Principal Amount” means, as of any date of determination, the excess, if any, of (A) the Class A/B/C/D/E Principal Amount as of such date over (B) the Series 2026-3 Principal Collection Account Amount as of such date. “Class A/B/C/D/E Available L/C Cash Collateral Account Amount” means, as of any date of determination, the amount of cash on deposit in and Permitted Investments credited to the Class A/B/C/D/E L/C Cash Collateral Account as of such date. “Class A/B/C/D/E Available Reserve Account Amount” means, as of any date of determination, the amount of cash on deposit in and Permitted Investments credited to the Class A/B/C/D/E Reserve Account as of such date. “Class A/B/C/D/E Certificate of Credit Demand” means a certificate substantially in the form of Annex A to a Class A/B/C/D/E Letter of Credit. “Class A/B/C/D/E Certificate of Preference Payment Demand” means a certificate substantially in the form of Annex C to a Class A/B/C/D/E Letter of Credit. “Class A/B/C/D/E Certificate of Termination Demand” means a certificate substantially in the form of Annex D to a Class A/B/C/D/E Letter of Credit. “Class A/B/C/D/E Certificate of Unpaid Demand Note Demand” means a certificate substantially in the form of Annex B to Class A/B/C/D/E Letter of Credit. “Class A/B/C/D/E Defaulted Letter of Credit” means, as of any date of determination, each Class A/B/C/D/E Letter of Credit that, as of such date, an Authorized Officer of the Administrator has actual knowledge that: (a) such Class A/B/C/D/E Letter of Credit is not in full force and effect (other than in accordance with its terms or otherwise as expressly permitted in such Class A/B/C/D/E Letter of Credit), (b) an Event of Bankruptcy has occurred with respect to the Class A/B/C/D/E Letter of Credit Provider of such Class A/B/C/D/E Letter of Credit and is continuing, (c) such Class A/B/C/D/E Letter of Credit Provider has repudiated such Class A/B/C/D/E Letter of Credit or such Class A/B/C/D/E Letter of Credit Provider has failed to honor a draw thereon made in accordance with the terms thereof, or

47 AMERICAS 134357331 (d) a Class A/B/C/D/E Downgrade Event has occurred and is continuing for at least thirty (30) consecutive days with respect to the Class A/B/C/D/E Letter of Credit Provider of such Class A/B/C/D/E Letter of Credit. “Class A/B/C/D/E Demand Note” means each demand note made by Hertz, substantially in the form of Exhibit B-2 to this Series 2026-3 Supplement. “Class A/B/C/D/E Demand Note Payment Amount” means, as of any date of determination, the excess, if any, of (a) the aggregate amount of all proceeds of demands made on the Class A/B/C/D/E Demand Note that were deposited into the Series 2026-3 Distribution Account and paid to the Series 2026-3 Noteholders during the one (1) year period ending on such date of determination over (b) the amount of any Preference Amount relating to such proceeds that has been repaid to HVF III (or any payee of HVF III) with the proceeds of any Class A/B/C/D/E L/C Preference Payment Disbursement (or any withdrawal from any Class A/B/C/D/E L/C Cash Collateral Account); provided, however, that if an Event of Bankruptcy (or the occurrence of an event described in clause (a) of the definition thereof, without the lapse of a period of sixty (60) consecutive days) with respect to Hertz shall have occurred on or before such date of determination, the Class A/B/C/D/E Demand Note Payment Amount shall equal (i) on any date of determination until the conclusion or dismissal of the proceedings giving rise to such Event of Bankruptcy without continuing jurisdiction by the court in such proceedings (or on any earlier date upon which the statute of limitations in respect of avoidance actions in such proceedings has run or when such actions otherwise become unavailable to the bankruptcy estate), the Class A/B/C/D/E Demand Note Payment Amount as if it were calculated as of the date of the occurrence of such Event of Bankruptcy and (ii) on any date of determination thereafter, $0. “Class A/B/C/D/E Demand Notice” has the meaning specified in Section 5.5(c) (Class A/B/C/D/E Letters of Credit and Class A/B/C/D/E Demand Notes) of this Series 2026-3 Supplement. “Class A/B/C/D/E Disbursement” shall mean any Class A/B/C/D/E L/C Credit Disbursement, any Class A/B/C/D/E L/C Preference Payment Disbursement, any Class A/B/C/D/E L/C Termination Disbursement or any Class A/B/C/D/E L/C Unpaid Demand Note Disbursement under the Class A/B/C/D/E Letters of Credit or any combination thereof, as the context may require. “Class A/B/C/D/E Downgrade Event” has the meaning specified in Section 5.5(b) (Class A/B/C/D/E Letters of Credit and Class A/B/C/D/E Demand Notes) of this Series 2026-3 Supplement. “Class A/B/C/D/E Downgrade Withdrawal Amount” has the meaning specified in Section 5.5(b) (Class A/B/C/D/E Letters of Credit and Class A/B/C/D/E Demand Notes) of this Series 2026-3 Supplement. “Class A/B/C/D/E Downgrade Withdrawal Amount Notice” has the meaning specified in Section 5.5(b) (Class A/B/C/D/E Letters of Credit and Class A/B/C/D/E Demand Notes) of this Series 2026- 3 Supplement. “Class A/B/C/D/E Eligible Letter of Credit Provider” means a Person having, at the time of the issuance of the related Class A/B/C/D/E Letter of Credit, (i) if such Person has a long-term issuer default rating from Fitch and Fitch is rating any Class of Series 2026-3 Notes at such time, then a long-term issuer default rating from Fitch of at least “A” and (iv) if such Person has a short-term issuer default rating from Fitch and Fitch is rating any Class of Series 2026-3 Notes at such time, then a short-term issuer default rating from Fitch of at least “F1”; (iii) if such Person has a long-term senior unsecured debt rating (or the equivalent thereof) from Moody’s and Moody’s is rating any Class of Series 2026-3 Notes at such time, then a long-term senior unsecured debt rating (or the equivalent thereof) from Moody’s of at least “A1”;(iv) if such Person has a short-term senior unsecured debt credit rating (or the equivalent thereof) from Moody’s and Moody’s is rating any Class of Series 2026-3 Notes at such time, then a short-term senior unsecured

48 AMERICAS 134357331 debt credit rating (or the equivalent thereof) from Moody’s of at least “P-1”; (v) if such Person has a long- term senior unsecured debt rating (or the equivalent thereof) from DBRS and DBRS is rating any Class of Series 2026-3 Notes at such time, then a long-term senior unsecured debt rating (or the equivalent thereof) from DBRS of at least “A (high)” and (vi) if such Person has a short-term senior unsecured debt credit rating (or the equivalent thereof) from DBRS and DBRS is rating any Class of Series 2026-3 Notes at such time, then a short-term senior unsecured debt credit rating (or the equivalent thereof) from DBRS of at least “R-1”. “Class A/B/C/D/E L/C Cash Collateral Account” has the meaning specified in Section 4.2(a)(ii) (Series 2026-3 Accounts) of this Series 2026-3 Supplement. “Class A/B/C/D/E L/C Cash Collateral Account Collateral” means the Series 2026-3 Account Collateral with respect to the Class A/B/C/D/E L/C Cash Collateral Account. “Class A/B/C/D/E L/C Cash Collateral Account Surplus” means, with respect to any Payment Date, the lesser of (a) the Class A/B/C/D/E Available L/C Cash Collateral Account Amount and (b) the excess, if any, of the Class A/B/C/D/E Adjusted Liquid Enhancement Amount over the Class A/B/C/D/E Required Liquid Enhancement Amount on such Payment Date. “Class A/B/C/D/E L/C Cash Collateral Percentage” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Class A/B/C/D/E Available L/C Cash Collateral Account Amount as of such date and the denominator of which is the Class A/B/C/D/E Letter of Credit Liquidity Amount as of such date. “Class A/B/C/D/E L/C Credit Disbursement” means an amount drawn under a Class A/B/C/D/E Letter of Credit pursuant to a Class A/B/C/D/E Certificate of Credit Demand. “Class A/B/C/D/E L/C Preference Payment Disbursement” means an amount drawn under a Class A/B/C/D/E Letter of Credit pursuant to a Class A/B/C/D/E Certificate of Preference Payment Demand. “Class A/B/C/D/E L/C Termination Disbursement” means an amount drawn under a Class A/B/C/D/E Letter of Credit pursuant to a Class A/B/C/D/E Certificate of Termination Demand. “Class A/B/C/D/E L/C Unpaid Demand Note Disbursement” means an amount drawn under a Class A/B/C/D/E Letter of Credit pursuant to a Class A/B/C/D/E Certificate of Unpaid Demand Note Demand. “Class A/B/C/D/E Letter of Credit” means an irrevocable letter of credit (i) substantially in the form of Exhibit F to this Series 2026-3 Supplement and issued by a Class A/B/C/D/E Eligible Letter of Credit Provider in favor of the Trustee for the benefit of the Series 2026-3 Noteholders or (ii) if issued after the Series 2026-3 Closing Date and not substantially in the form of Exhibit F to this Series 2026-3 Supplement, that satisfies the Series 2026-3 Rating Agency Condition. “Class A/B/C/D/E Letter of Credit Amount” means, as of any date of determination, the lesser of (a) the sum of (i) the aggregate amount available to be drawn as of such date under the Class A/B/C/D/E Letters of Credit, as specified therein, and (ii) if the Class A/B/C/D/E L/C Cash Collateral Account has been established and funded pursuant to Section 4.2(a)(ii) (Series 2026-3 Accounts), the Class A/B/C/D/E Available L/C Cash Collateral Account Amount as of such date and (b) the aggregate undrawn principal amount of the Class A/B/C/D/E Demand Note as of such date. “Class A/B/C/D/E Letter of Credit Expiration Date” means, with respect to any Class A/B/C/D/E Letter of Credit, the expiration date set forth in such Class A/B/C/D/E Letter of Credit, as such date may be extended in accordance with the terms of such Class A/B/C/D/E Letter of Credit.

49 AMERICAS 134357331 “Class A/B/C/D/E Letter of Credit Liquidity Amount” means, as of any date of determination, the sum of (a) the aggregate amount available to be drawn as of such date under each Class A/B/C/D/E Letter of Credit, as specified therein, and (b) if a Class A/B/C/D/E L/C Cash Collateral Account has been established pursuant to Section 4.2(a)(ii) (Series 2026-3 Accounts), the Class A/B/C/D/E Available L/C Cash Collateral Account Amount as of such date. “Class A/B/C/D/E Letter of Credit Provider” means each issuer of a Class A/B/C/D/E Letter of Credit. “Class A/B/C/D/E Liquid Enhancement Amount” means, as of any date of determination, the sum of (a) the Class A/B/C/D/E Letter of Credit Liquidity Amount and (b) the Class A/B/C/D/E Available Reserve Account Amount as of such date. “Class A/B/C/D/E Liquid Enhancement Deficiency” means, as of any date of determination, the Class A/B/C/D/E Adjusted Liquid Enhancement Amount is less than the Class A/B/C/D/E Required Liquid Enhancement Amount as of such date. “Class A/B/C/D/E Noteholders” means the Class A Noteholders, the Class B Noteholders, the Class C Noteholders, the Class D Noteholders and the Class E Noteholders, collectively. “Class A/B/C/D/E Notes” means the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes and the Class E Notes, collectively. “Class A/B/C/D/E Notice of Reduction” means a notice in the form of Annex E to a Class A/B/C/D/E Letter of Credit. “Class A/B/C/D/E Principal Amount” means, as of any date of determination, the sum of the Class A Principal Amount, the Class B Principal Amount, the Class C Principal Amount, the Class D Principal Amount and the Class E Principal Amount, in each case, as of such date. “Class A/B/C/D/E Principal Deficit Amount” means, on any date of determination, the excess, if any, of (a) the Class A/B/C/D/E Adjusted Principal Amount on such date over (b) the Series 2026- 3 Asset Amount on such date; provided, however, the Class A/B/C/D/E Principal Deficit Amount on any date that is prior to the Legal Final Payment Date occurring during the period commencing on and including the date of the filing by Hertz of a petition for relief under Chapter 11 of the Bankruptcy Code to but excluding the date on which Hertz shall have resumed making all payments of Monthly Variable Rent required to be made by it under the Leases, shall mean the excess, if any, of (x) the Class A/B/C/D/E Adjusted Principal Amount on such date over (y) the sum of (1) the Series 2026-3 Asset Amount on such date and (2) the lesser of (a) the Class A/B/C/D/E Liquid Enhancement Amount on such date and (b) the Class A/B/C/D/E Required Liquid Enhancement Amount on such date. “Class A/B/C/D/E Required Liquid Enhancement Amount” means, as of any date of determination, an amount equal to the product of (a) 3.75% and (b) the Class A/B/C/D/E Adjusted Principal Amount as of such date. “Class A/B/C/D/E Required Reserve Account Amount” means, with respect to any date of determination, an amount equal to the greater of: (a) the excess, if any, of (i) the Class A/B/C/D/E Required Liquid Enhancement Amount over (ii) the Class A/B/C/D/E Letter of Credit Liquidity Amount, in each case, as of such date,

50 AMERICAS 134357331 excluding from the calculation of such excess the amount available to be drawn under any Class A/B/C/D/E Defaulted Letter of Credit as of such date, and: (b) the excess, if any, of: (i) the Series 2026-3 Adjusted Asset Coverage Threshold Amount (excluding therefrom the Class A/B/C/D/E Available Reserve Account Amount) over (ii) the Series 2026-3 Asset Amount, in each case as of such date. “Class A/B/C/D/E Reserve Account” has the meaning specified in Section 4.2(a)(i) (Series 2026-3 Accounts) of this Series 2026-3 Supplement. “Class A/B/C/D/E Reserve Account Collateral” means the Series 2026-3 Account Collateral with respect to the Class A/B/C/D/E Reserve Account. “Class A/B/C/D/E Reserve Account Deficiency Amount” means, as of any date of determination, the excess, if any, of the Class A/B/C/D/E Required Reserve Account Amount for such date over the Class A/B/C/D/E Available Reserve Account Amount for such date. “Class A/B/C/D/E Reserve Account Interest Withdrawal Shortfall” has the meaning specified in Section 5.4(a) (Class A/B/C/D/E Reserve Account Withdrawals) of this Series 2026-3 Supplement. “Class A/B/C/D/E Reserve Account Surplus” means, as of any date of determination, the excess, if any, of the Class A/B/C/D/E Available Reserve Account Amount (after giving effect to any deposits thereto and withdrawals and releases therefrom on such date) over the Class A/B/C/D/E Required Reserve Account Amount, in each case, as of such date. “Class B Deficiency Amount” means the Class Deficiency Amount for the Class B Notes. “Class B Global Note” means a Class B Note that is a Regulation S Global Note or a 144A Global Note. “Class B Monthly Interest Amount” means, with respect to any Series 2026-3 Interest Period, an amount equal to the Class Interest Amount for the Class B Notes. “Class B Noteholder” means the Person in whose name a Class B Note is registered in the Note Register. “Class B Notes” means any one of the Series 2026-3 Fixed Rate Rental Car Asset Backed Notes, Class B, executed by HVF III and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-2-1 or Exhibit A-2-2 to this Series 2026-3 Supplement. “Class B Principal Amount” means, when used with respect to any date, an amount equal to the Class Principal Amount for the Class B Notes. “Class C Deficiency Amount” means the Class Deficiency Amount for the Class C Notes. “Class C Global Note” means a Class C Note that is a Regulation S Global Note or a 144A Global Note. “Class C Monthly Interest Amount” means, with respect to any Series 2026-3 Interest Period, an amount equal to the Class Interest Amount for the Class C Notes.

51 AMERICAS 134357331 “Class C Noteholder” means the Person in whose name a Class C Note is registered in the Note Register. “Class C Notes” means any one of the Series 2026-3 Fixed Rate Rental Car Asset Backed Notes, Class C, executed by HVF III and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-3-1 or Exhibit A-3-2 to this Series 2026-3 Supplement. “Class C Principal Amount” means, when used with respect to any date, an amount equal to the Class Principal Amount of the Class C Notes. “Class Carryover Controlled Amortization Amount” means, with respect to any Payment Date during the Series 2026-3 Controlled Amortization Period and any Class of Series 2026-3 Notes, the amount, if any, by which the amount paid to the Noteholders of such Class pursuant to Section 5.4(c) (Application of Funds in the Series 2026-3 Principal Collection Account) on the previous Payment Date was less than the Class Controlled Distribution Amount for the previous Payment Date for such Class. “Class Controlled Amortization Amount” means with respect to any Payment Date during the Series 2026-3 Controlled Amortization Period, for each Class, one-sixth of the Class Initial Principal Amount of such Class. “Class Controlled Distribution Amount” means, with respect to any Payment Date and any Class of Series 2026-3 Notes during the Series 2026-3 Controlled Amortization Period, an amount equal to the sum of the Class Controlled Amortization Amount for such Class and such Payment Date and any Class Carryover Controlled Amortization Amount for such Class and such Payment Date. “Class D Deficiency Amount” means the Class Deficiency Amount for the Class D Notes. “Class D Global Note” means a Class D Note that is a Regulation S Global Note or a 144A Global Note. “Class D Monthly Interest Amount” means, with respect to any Series 2026-3 Interest Period, an amount equal to the Class Interest Amount for the Class D Notes. “Class D Noteholder” means the Person in whose name a Class D Note is registered in the Note Register. “Class D Notes” means any one of the Series 2026-3 Fixed Rate Rental Car Asset Backed Notes, Class D, executed by HVF III and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-4-1 or Exhibit A-4-2 to this Series 2026-3 Supplement. “Class D Principal Amount” means the Class Principal Amount of the Class D Notes. “Class Deficiency Amount” has the meaning specified in Section 3.1 (Interest) of this Series 2026-3 Supplement. “Class E Global Note” means a Class E Note that is a 144A Global Note. “Class E Minimum Denomination” shall mean $3,250,000. “Class E Monthly Interest Amount” means, with respect to any Series 2026-3 Interest Period, an amount equal to the Class Interest Amount for the Class E Notes. “Class E Noteholder” means the Person in whose name a Class E Note is registered in the Note Register.

52 AMERICAS 134357331 “Class E Notes” means any one of the Series 2026-3 Fixed Rate Rental Car Asset Backed Notes, Class E, executed by HVF III and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-5 to this Series 2026-3 Supplement. “Class E Principal Amount” means the Class Principal Amount of the Class E Notes. “Class Initial Principal Amount” means, for each Class of the Series 2026-3 Notes, the amount set forth in the following table: Class Initial Principal Amount A $245,250,000 B $36,000,000 C $46,500,000 D $30,000,000 E $17,250,000 “Class Interest Amount” means, for each Class of Notes for any Series 2026-3 Interest Period (a) with respect to the initial Series 2026-3 Interest Period, an amount equal to the product of (i) the applicable Note Rate for such Class, (ii) the Class Initial Principal Amount for such Class, and (iii) 28/360, and (b) with respect to each Series 2026-3 Interest Period thereafter, an amount equal to sum of (i) the product of (A) one-twelfth of the applicable Note Rate for such Class, and (B) the Class Principal Amount for such Class as of the first day of such Series 2026-3 Interest Period, after giving effect to any principal payments made on such date, plus (ii) the aggregate amount of any unpaid Class Deficiency Amounts for such Class, after giving effect to all payments made on the preceding Payment Date (together with any accrued interest on such Class Deficiency Amounts at the applicable Note Rate for such Class). “Class Principal Amount” means, when used with respect to Class and any date, an amount equal to (a) the Class Initial Principal Amount with respect to such Class minus (b) the sum of the amount of principal payments made to the Noteholders of such Class on or prior to such date minus (c) the principal amount of any Series 2026-3 Notes of such Class that have been delivered to the Trustee for cancellation pursuant to the Base Indenture and for which no replacement Series 2026-3 Note was issued on or prior to such date. “Confidential Information” means information that Hertz or any Affiliate thereof (or any successor to any such Person in any capacity) furnishes to a Noteholder or a Note Owner, but does not include any such information (i) that is or becomes generally available to the public other than as a result of a disclosure by a Noteholder or a Note Owner or other Person to which a Noteholder or a Note Owner delivered such information, (ii) that was in the possession of a Noteholder or a Note Owner prior to its being furnished to such Noteholder or Note Owner by Hertz or any Affiliate thereof; provided that, there exists no obligation of any such Person to keep such information confidential, or (iii) that is or becomes available to a Noteholder or a Note Owner from a source other than Hertz or an Affiliate thereof; provided that, such source is not (1) known, or would not reasonably be expected to be known, to a Noteholder or a Note Owner to be bound by a confidentiality agreement with Hertz or any Affiliate thereof, as the case may be, or (2) known, or would not reasonably be expected to be known, to a Noteholder or a Note Owner to be otherwise prohibited from transmitting the information by a contractual, legal or fiduciary obligation. “Controlling Person” means a Person (other than a Benefit Plan) that has discretionary authority or control with respect to the assets of HVF III or that provides investment advice for a fee (direct or indirect) with respect to such assets (or an “affiliate” of such a Person (as defined in the Plan Assets Regulation)).

53 AMERICAS 134357331 “Corresponding Alternative Rating” means, for each Equivalent Rating Agency Rating for any Person, the Alternative Rating Agency rating designation corresponding to the row in which such Equivalent Rating Agency Rating appears in the table set forth below. Alternative Rating Moody’s S&P AAA Aaa AAA AA(H) Aa1 AA+ AA Aa2 AA AA(L) Aa3 AA- A(H) A1 A+ A A2 A A(L) A3 A- BBB(H) Baa1 BBB+ BBB Baa2 BBB BBB(L) Baa3 BBB- BB(H) Ba1 BB+ BB Ba2 BB BB(L) Ba3 BB- B-High B1 B+ B B2 B B(L) B3 B- CCC(H) Caa1 CCC+ CCC Caa2 CCC CCC(L) Caa3 CCC- CC(H) Ca CC CC C “DBRS” means DBRS, Inc. or any successor thereto. “Determination Date” means the date five (5) Business Days prior to each Payment Date. “Disposition Proceeds” means, with respect to each Non-Program Vehicle, the net proceeds from the sale or disposition of such Non-Program Vehicle to any Person (other than any portion of such proceeds payable by the Lessee thereof pursuant to the Lease). “Equivalent Rating Agency” means each of DBRS, Fitch, Moody’s and S&P. “Equivalent Rating Agency Rating” means, with respect to any Equivalent Rating Agency and any Person as of any date of determination, the Relevant Rating by such Equivalent Rating Agency with respect to such Person as of such date. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended. “Expected Final Payment Date” means, with respect to the Series 2026-3 Notes, the Payment Date in February 2030. “FATCA” means Sections 1471 through 1474 of the Code, any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b) of the Code, or any U.S. or non-U.S. fiscal or regulatory legislation, rules, guidelines or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of such sections of the Code or analogous provisions of non-U.S. law. “Final Base Rent” has the meaning specified in the Lease.

54 AMERICAS 134357331 “Global Notes” means, collectively, the Class A Global Notes, the Class B Global Notes, the Class C Global Notes, the Class D Global Notes and the Class E Global Notes that are Regulation S Global Notes or 144A Global Notes. “Lease Payment Deficit Notice” has the meaning specified in Section 5.12(b) (Certain Instructions to the Trustee) of this Series 2026-3 Supplement. “Legal Final Payment Date” means, with respect to the Series 2026-3 Notes, the Payment Date in February 2031. “Majority Series 2026-3 Controlling Class” means (i) for so long as the Class A Notes are outstanding, Class A Noteholders holding more than 50% of the principal amount of the Class A Notes, (ii) if no Class A Notes are outstanding, Class B Noteholders holding more than 50% of the principal amount of the Class B Notes, (iii) if no Class A Notes or Class B Notes are outstanding, Class C Noteholders holding more than 50% of the principal amount of the Class C Notes, (iv) if no Class A Notes, Class B Notes or Class C Notes are outstanding, Class D Noteholders holding more than 50% of the principal amount of the Class D Notes, and (v) if no Class A Notes, Class B Notes, Class C Notes or Class D Notes are outstanding, Class E Noteholders holding more than 50% of the principal amount of the Class E Notes. “Majority Series 2026-3 Noteholders” means Series 2026-3 Noteholders holding more than 50% of the Series 2026-3 Principal Amount (excluding any other Series 2026-3 Notes held by HVF III or any Affiliate of HVF III (other than Series 2026-3 Notes held by an Affiliate Issuer)). The Majority Series 2026-3 Noteholders shall be the “Required Series Noteholders” with respect to the Series 2026-3 Notes. “Make-Whole End Date” means, with respect to the Series 2026-3 Notes, the date that is six months prior to the commencement of the Series 2026-3 Controlled Amortization Period. “Make-Whole Premium” means, with respect to any Series 2026-3 Note on its related Redemption Date, (a) for any Redemption Date occurring prior to the Make-Whole End Date the present value on such Redemption Date of all required remaining scheduled interest payments due on such Series 2026-3 Note on each Payment Date occurring prior to the Make-Whole End Date (excluding accrued and unpaid interest through such Redemption Date), computed using a discount rate equal to the Treasury Rate plus 0.25%, as calculated by HVF III (or by the HVF III’s designee) and (b) for any Redemption Date after the Make-Whole End Date, zero. “Monthly Blackbook Mark” has the meaning specified in the Lease. “Monthly NADA Mark” has the meaning specified in the Lease. “NADA Guide” means the National Automobile Dealers Association, Official Used Car Guide, Eastern Edition. “Net Book Value” has the meaning specified in the Lease. “Note Owner” means with respect to any Global Note, any Person who is a beneficial owner of an interest in such Global Note, as reflected on the books of DTC, or on the books of a Person maintaining an account with DTC (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of DTC). “Note Rate” means, with respect to each Class of Series 2026-3 Notes issued on the Series 2026-3 Closing Date, the rate set forth in the following table: Class Note Rate A 5.51%

55 AMERICAS 134357331 B 6.04% C 7.02% D 9.62% E 10.33% “Outstanding” means with respect to the Series 2026-3 Notes (or any Class of Series 2026- 3 Notes), all Series 2026-3 Notes (or Series 2026-3 Notes of a particular Class, as applicable) theretofore authenticated and delivered under the Base Indenture and this Series 2026-3 Supplement, except (a) Series 2026-3 Notes theretofore cancelled or delivered to the Registrar for cancellation, (b) Series 2026-3 Notes that have not been presented for payment but funds for the payment of which are on deposit in the Series 2026-3 Distribution Account and are available for payment in full of such Series 2026-3 Notes, and Series 2026-3 Notes that are considered paid pursuant to Section 8.1 (Payment of Notes) of the Base Indenture, and (c) Series 2026-3 Notes in exchange for or in lieu of other Series 2026-3 Notes that have been authenticated and delivered pursuant to the Base Indenture unless proof satisfactory to the Trustee is presented that any such Series 2026-3 Notes are held by a purchaser for value. “Past Due Rent Payment” means, with respect to any Series 2026-3 Lease Payment Deficit and any Lessee, any payment of Base Rent, Monthly Variable Rent or other amounts payable by such Lessee under the Lease with respect to which such Series 2026-3 Lease Payment Deficit applied, which payment occurred on or prior to the fifth Business Day after the occurrence of such Series 2026-3 Lease Payment Deficit and which payment is in satisfaction (in whole or in part) of such Series 2026-3 Lease Payment Deficit. “Past Due Rental Payments Priorities” means the priorities of payments set forth in Section 5.7 (Past Due Rental Payments) of this Series 2026-3 Supplement. “Permitted Investments” means negotiable instruments or securities, payable in Dollars, represented by instruments in bearer or registered in book-entry form which evidence: (i) obligations the full and timely payment of which are to be made by or is fully guaranteed by the United States of America other than financial contracts whose value depends on the values or indices of asset values; (ii) demand deposits of, time deposits in, or certificates of deposit issued by, any depositary institution or trust company incorporated under the laws of the United States of America or any state thereof whose short-term debt is rated “P-1” by Moody’s and “A-1+” by S&P and subject to supervision and examination by Federal or state banking or depositary institution authorities; provided, however, that at the earlier of (x) the time of the investment and (y) the time of the contractual commitment to invest therein, the certificates of deposit or short-term deposits, if any, or long- term unsecured debt obligations (other than such obligation whose rating is based on collateral or on the credit of a Person other than such institution or trust company) of such depositary institution or trust company shall have a credit rating from S&P of “A-1+” and a credit rating from Moody’s of “P-1” in the case of certificates of deposit or short-term deposits, or a rating from S&P not lower than “AA” and a rating from Moody’s not lower than “Aa2” in the case of long-term unsecured obligations; (iii) commercial paper having, at the earlier of (x) the time of the investment and (y) the time of the contractual commitment to invest therein, a rating from S&P of “A-1+” and a rating from Moody’s of “P-1”;

56 AMERICAS 134357331 (iv) bankers’ acceptances issued by any depositary institution or trust company described in clause (ii) above; (v) investments in money market funds rated “AAAm” by S&P and “Aaa-mf” by Moody’s, or otherwise approved in writing by S&P or Moody’s, as applicable; (vi) Eurodollar time deposits having a credit rating from S&P of “A-1+” and a credit rating from Moody’s of “P-1”; (vii) repurchase agreements involving any of the Permitted Investments described in clauses (i) and (vi) above and the certificates of deposit described in clause (ii) above which are entered into with a depository institution or trust company, having a commercial paper or short-term certificate of deposit rating of “A-1+” by S&P and “P-1” by Moody’s; and (viii) any other instruments or securities, if each Rating Agency then rating any outstanding Class of Series 2026-3 Notes at the request of HVF III will not have advised in writing that the investment in such instruments or securities will result in the reduction or withdrawal of its then-current rating of such outstanding Class of Series 2026-3 Notes; provided, that for so long as Fitch is rating any Class of Series 2026-3 Notes, (x) any investment in a money market fund rated by Fitch will only be a Permitted Investment if such money market fund has a rating of “AAAmf” from Fitch, (y) any investment in commercial paper will only be a Permitted Investment if such commercial paper has (at the earlier of the time of the investment and the time of the contractual commitment to invest therein) a rating of “F1” from Fitch, and (z) any other Permitted Investment (other than those described in clause (i) above) will only be a Permitted Investment if the institution issuing such Permitted Investment has a long-term issuer default rating of at least “A” by Fitch and a short-term issuer default rating of “F1” by Fitch. “Plan Assets Regulation” means United States Department of Labor Regulation Section 2510.3-101, as modified by Section 3(42) of ERISA. “Preference Amount” means any amount previously paid by Hertz pursuant to the Class A/B/C/D/E Demand Note and distributed to the Series 2026-3 Noteholders in respect of amounts owing under the Series 2026-3 Notes that is recoverable or that has been recovered (and not subsequently repaid) as a voidable preference by the trustee in a bankruptcy proceeding of Hertz pursuant to the Bankruptcy Code in accordance with a final nonappealable order of a court having competent jurisdiction. “Pro Rata Share” means, with respect to each Class A/B/C/D/E Letter of Credit issued by any Class A/B/C/D/E Letter of Credit Provider, as of any date, the fraction (expressed as a percentage) obtained by dividing (A) the available amount under such Class A/B/C/D/E Letter of Credit as of such date by (B) an amount equal to the aggregate available amount under all Class A/B/C/D/E Letters of Credit as of such date; provided, that solely for purposes of calculating the Pro Rata Share with respect to any Class A/B/C/D/E Letter of Credit Provider as of any date, if the related Class A/B/C/D/E Letter of Credit Provider has not complied with its obligation to pay the Trustee the amount of any draw under such Class A/B/C/D/E Letter of Credit made prior to such date, the available amount under such Class A/B/C/D/E Letter of Credit as of such date shall be treated as reduced (for calculation purposes only) by the amount of such unpaid demand and shall not be reinstated for purposes of such calculation unless and until the date as of which such Class A/B/C/D/E Letter of Credit Provider has paid such amount to the Trustee and been reimbursed by Hertz for such amount (provided that the foregoing calculation shall not in any manner reduce a Class

57 AMERICAS 134357331 A/B/C/D/E Letter of Credit Provider’s actual liability in respect of any failure to pay any demand under any of its Class A/B/C/D/E Letters of Credit). “QIB” has the meaning specified in Section 2.1(b) (Initial Issuance) of this Series 2026-3 Supplement. “Rating Agencies” means (i) with respect to the Class A Notes the Class B Notes and the Class C Notes, Moody’s and Fitch, (ii) with respect to the Class D Notes and the Class E Notes, Moody’s and (iii) with respect to any Class of Series 2026-3 Notes, any other nationally recognized rating agency rating the Series 2026-3 Notes at the request of HVF III; provided that, if at any time any nationally recognized rating agency ceases to rate any Class of Series 2026-3 Notes, such rating agency shall be deemed to no longer constitute a Rating Agency with respect to such Class of Series 2026-3 Notes for so long as such rating agency continues not to rate such Class of Series 2026-3 Notes. “Record Date” means, with respect to any Payment Date, the last day of the Related Month; provided that the Record Date with respect to the initial Payment Date shall be the Series 2026-3 Closing Date. “Redemption Date” has the meaning specified in Section 9.1(a) (Optional Redemption of the Series 2026-3 Notes) of this Series 2026-3 Supplement. “Regulation S” means Regulation S promulgated under the Securities Act. “Regulation S Global Notes” has the meaning specified in Section 2.1(e) (Initial Issuance) of this Series 2026-3 Supplement. “Related Month” means, (i) with respect to any Payment Date or Determination Date, the most recently ended calendar month and (ii) with respect to any other date, the calendar month in which such date occurs. “Relevant Alternative Rating” means, with respect to any Person as of any date of determination: (a) if such Person has both a senior unsecured rating by the alternative Rating Agency and a long-term issuer default rating by the alternative Rating Agency as of such date, then the higher of such two ratings as of such date, and (b) if such Person has only one of a senior unsecured rating by the alternative Rating Agency and a long-term issuer default rating by the alternative Rating Agency as of such date, then such rating of such Person as of such date; provided, that if such Person does not have any such ratings as of such date, then there shall be no Relevant Alternative Rating with respect to such Person as of such date. “Relevant DBRS Rating” means, with respect to any Person as of any date of determination: (a) if such Person has both a long term issuer rating by DBRS and a senior unsecured rating by DBRS as of such date, then the higher of such two ratings as of such date and (b) if such Person has only one of a long term issuer rating by DBRS and a senior unsecured rating by DBRS as of such date, then such rating of such Person as of such date; provided that if such Person does not have any of such ratings as of such date, then there shall be no Relevant DBRS Rating with respect to such Person as of such date. “Relevant Fitch Rating” means, with respect to any Person as of any date of determination: (a) if such Person has both a senior unsecured rating by Fitch and a long-term issuer default rating by Fitch as of such date, then the higher of such two ratings as of such date, and (b) if such Person has only one of a senior unsecured rating by Fitch and a long-term issuer default rating by Fitch as of such date, then such rating of such Person as of such date; provided, that if such Person does not have any of such ratings as of such date, then there shall be no Relevant Fitch Rating with respect to such Person as of such date. “Relevant Moody’s Rating” means, with respect to any Person as of any date of determination, (a) if such Person has both a long term senior unsecured rating by Moody’s and a long term

58 AMERICAS 134357331 corporate family rating by Moody’s as of such date, then the higher of such two ratings as of such date, and (b) if such Person has only one of a long term senior unsecured rating by Moody’s and a long term corporate family rating by Moody’s as of such date, then such rating of such Person as of such date; provided that if such Person does not have any of such ratings as of such date, then there shall be no Relevant Moody’s Rating with respect to such Person as of such date. “Relevant Rating” means, with respect to any Equivalent Rating Agency and any Person as of any date of determination, (a) with respect to Moody’s, the Relevant Moody’s Rating with respect to such Person as of such date, (b) with respect to Fitch, the Relevant Fitch Rating with respect to such Person as of such date, (c) with respect to DBRS, the Relevant DBRS Rating with respect to such Person as of such date, (d) with respect to S&P, the Relevant S&P Rating with respect to such Person as of such date and (e) with respect to any alternative Rating Agency, the Relevant Alternative Rating with respect to such Person as of such date. “Relevant S&P Rating” means, with respect to any Person as of any date of determination, the long term local issuer rating by S&P of such Person as of such date; provided that if such Person does not have a long term local issuer rating by S&P as of such date, then there shall be no Relevant S&P Rating with respect to such Person as of such date. “Restricted Notes” means the Global Notes and all other Series 2026-3 Notes evidencing the obligations, or any portion of the obligations, initially evidenced by the Global Notes, other than certificates transferred or exchanged upon certification as provided in Article II of this Series 2026-3 Supplement. “Rule 144A” means Rule 144A promulgated under the Securities Act. “SEC” means the U.S. Securities and Exchange Commission. “Securities Intermediary” has the meaning specified in Section 4.3(a) (Trustee as Securities Intermediary) of this Series 2026-3 Supplement. “Senior Class of Series 2026-3 Notes” means (a) with respect to the Class B Notes, the Class A Notes, (b) with respect to the Class C Notes, the Class A Notes and the Class B Notes, (c) with respect to the Class D Notes, the Class A Notes, the Class B Notes and the Class C Notes and (d) with respect to the Class E Notes, the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes. “Senior Interest Waterfall Shortfall Amount” means, with respect to any Payment Date, the excess, if any, of (a) the sum of the amounts payable (without taking into account availability of funds) pursuant to Sections 5.2(a) through (i) (Application of Funds in the Series 2026-3 Interest Collection Account) on such Payment Date over (b) the sum of (i) the Series 2026-3 Payment Date Available Interest Amount with respect to the Series 2026-3 Interest Period ending on such Payment Date and (ii) the aggregate amount of all deposits into the Series 2026-3 Interest Collection Account with proceeds of the Class A/B/C/D/E Reserve Account, each Class A/B/C/D/E Demand Note, each Class A/B/C/D/E Letter of Credit and each Class A/B/C/D/E L/C Cash Collateral Account, in each case made since the immediately preceding Payment Date; provided that the amount calculated pursuant to the preceding clause (b)(ii) shall be calculated on a pro forma basis and prior to giving effect to any withdrawals from the Series 2026-3 Principal Collection Account for deposit into the Series 2026-3 Interest Collection Account on such Payment Date. “Series 2026-3 Account Collateral” has the meaning specified in Section 4.1 (Granting Clause) of this Series 2026-3 Supplement.

59 AMERICAS 134357331 “Series 2026-3 Accounts” has the meaning specified in Section 4.2(a)(iii) (Series 2026-3 Accounts) of this Series 2026-3 Supplement. “Series 2026-3 Accrued Amounts” means, on any date of determination, the sum of the amounts payable (without taking into account availability of funds) pursuant to Sections 5.3(a) through (l) (Application of Funds in the Series 2026-3 Interest Collection Account) that have accrued and remain unpaid as of such date. The Series 2026-3 Accrued Amounts shall be the “Accrued Amounts” with respect to the Series 2026-3 Notes. “Series 2026-3 Adjusted Asset Coverage Threshold Amount” means, as of any date of determination, the greater of (a) the excess, if any, of (i) the Series 2026-3 Asset Coverage Threshold Amount over (ii) the sum of (A) the Class A/B/C/D/E Letter of Credit Amount and (B) the Class A/B/C/D/E Available Reserve Account Amount and (b) the Class A/B/C/D/E Adjusted Principal Amount, in each case, as of such date. The Series 2026-3 Adjusted Asset Coverage Threshold Amount shall be the “Asset Coverage Threshold Amount” with respect to the Series 2026-3 Notes. “Series 2026-3 Adjusted Principal Amount” means, as of any date of determination, the excess, if any, of (A) the Series 2026-3 Principal Amount as of such date over (B) the Series 2026-3 Principal Collection Account Amount as of such date. The Series 2026-3 Adjusted Principal Amount shall be the “Series Adjusted Principal Amount” with respect to the Series 2026-3 Notes. “Series 2026-3 Administrator Fee Amount” means, with respect to any Payment Date, an amount equal to the Series 2026-3 Percentage of fees payable to the Administrator pursuant to the Administration Agreement on such Payment Date. “Series 2026-3 Asset Amount” means, as of any date of determination, the product of (i) the Series 2026-3 Floating Allocation Percentage as of such date and (ii) the Aggregate Asset Amount as of such date. “Series 2026-3 Asset Coverage Threshold Amount” means, as of any date of determination, the Class A/B/C/D/E Adjusted Principal Amount divided by the Series 2026-3 Blended Advance Rate, in each case as of such date. “Series 2026-3 Blended Advance Rate” means, as of any date of determination, the least of the Series 2026-3 Alternative Blended Advance Rate as of such date, the Series 2026-3 Moody’s Blended Advance Rate as of such date and 91.00%. “Series 2026-3 Capped Administrator Fee Amount” means, with respect to any Payment Date, an amount equal to the lesser of (i) the Series 2026-3 Administrator Fee Amount with respect to such Payment Date and (ii) $600,000. “Series 2026-3 Capped Operating Expense Amount” means, with respect to any Payment Date the lesser of (i) the Series 2026-3 Operating Expense Amount, with respect to such Payment Date and (ii) the excess, if any, of (x) $600,000 over (y) the sum of the Series 2026-3 Administrator Fee Amount and the Series 2026-3 Trustee Fee Amount, in each case with respect to such Payment Date. “Series 2026-3 Capped Trustee Fee Amount” means, with respect to any Payment Date, an amount equal to the lesser of (i) the Series 2026-3 Trustee Fee Amount, with respect to such Payment Date and (ii) the excess, if any, of $600,000 over the Series 2026-3 Administrator Fee Amount with respect to such Payment Date.

60 AMERICAS 134357331 “Series 2026-3 Carrying Charges” means, as of any day, the sum of (in each case, exclusive of any Carrying Charges): (i) all fees or other costs, expenses and indemnity amounts, if any, payable by HVF III to: (a) the Trustee (other than Series 2026-3 Trustee Fee Amounts), (b) the Administrator (other than Series 2026-3 Administrator Fee Amounts), (c) the Back-Up Disposition Agent, or (d) any other party to a Series 2026-3 Related Document, in each case under and in accordance with such Series 2026-3 Related Document, plus (ii) any other operating expenses of HVF III that have been invoiced as of such date and are then payable by HVF III relating the Series 2026-3 Notes. “Series 2026-3 Closing Date” means August 27, 2026. “Series 2026-3 Collateral” means the Indenture Collateral, each Class A/B/C/D/E Letter of Credit, the Series 2026-3 Account Collateral with respect to each Series 2026-3 Account and each Class A/B/C/D/E Demand Note. “Series 2026-3 Controlled Amortization Period” means the period commencing upon the close of business September 25, 2029 (or, if such day is not a Business Day, the Business Day immediately preceding such day), and, in each case, continuing to the earliest of (i) the commencement of the Series 2026-3 Rapid Amortization Period, (ii) the date on which the Series 2026-3 Notes are fully paid and (iii) the termination of this Series 2026-3 Supplement. “Series 2026-3 Daily Interest Allocation” means, on each Series 2026-3 Deposit Date, the Series 2026-3 Invested Percentage (as of such date) of the aggregate amount of Interest Collections deposited into the Collection Account on such date. “Series 2026-3 Daily Principal Allocation” means, on each Series 2026-3 Deposit Date, an amount equal to the Series 2026-3 Invested Percentage (as of such date) of the aggregate amount of Principal Collections deposited into the Collection Account on such date. “Series 2026-3 Alternative AAA Components” means each of: (i) the Series 2026-3 Alternative Eligible Investment Grade Program Vehicle Amount; (ii) the Series 2026-3 Alternative Eligible Investment Grade Program Receivable Amount; (iii) the Series 2026-3 Alternative Eligible Non-Investment Grade Program Vehicle Amount; (iv) the Series 2026-3 Alternative Eligible Non-Investment Grade (High) Program Receivable Amount; (v) the Series 2026-3 Alternative Eligible Non-Investment Grade (Low) Program Receivable Amount;

61 AMERICAS 134357331 (vi) the Series 2026-3 Alternative Eligible Investment Grade Non-Program Vehicle Amount; (vii) the Series 2026-3 Alternative Eligible Non-Investment Grade Non-Program Vehicle Amount; (viii) the Cash Amount; (ix) the Due and Unpaid Lease Payment Amount; and (x) the Series 2026-3 Alternative Remainder AAA Amount. “Series 2026-3 Alternative AAA Select Component” means each Series 2026-3 Alternative AAA Component other than the Due and Unpaid Lease Payment Amount. “Series 2026-3 Alternative Adjusted Advance Rate” means, as of any date of determination, with respect to any Series 2026-3 Alternative AAA Select Component, a percentage equal to the greater of: (a) (i) the Series 2026-3 Alternative Baseline Advance Rate with respect to such Series 2026-3 Alternative AAA Select Component as of such date, minus (ii) the Series 2026-3 Alternative Concentration Excess Advance Rate Adjustment as of such date, if any, with respect to such Series 2026-3 Alternative AAA Select Component, minus (iii) the Series 2026-3 Alternative MTM/DT Advance Rate Adjustment as of such date, if any, with respect to such Series 2026-3 Alternative AAA Select Component; and (b) zero. “Series 2026-3 Alternative Baseline Advance Rate” means, with respect to each Series 2026-3 Alternative AAA Select Component, the percentage set forth opposite such Series 2026-3 Alternative AAA Select Component in the following table: Series 2026-3 Alternative AAA Select Component Series 2026-3 Alternative Baseline Advance Rate Series 2026-3 Alternative Eligible Investment Grade Program Vehicle Amount 95.00% Series 2026-3 Alternative Eligible Investment Grade Program Receivable Amount 95.00% Series 2026-3 Alternative Eligible Non-Investment Grade Program Vehicle Amount 93.00% Series 2026-3 Alternative Eligible Non-Investment Grade (High) Program Receivable Amount 93.00% Series 2026-3 Alternative Eligible Non-Investment Grade (Low) Program Receivable Amount 0.00%

62 AMERICAS 134357331 Series 2026-3 Alternative Eligible Investment Grade Non-Program Vehicle Amount 91.00% Series 2026-3 Alternative Eligible Non-Investment Grade Non-Program Vehicle Amount 91.00% Series 2026-3 Medium-Duty Truck Amount 65.00% Cash Amount 100.00% Series 2026-3 Alternative Remainder AAA Amount 0.00% “Series 2026-3 Alternative Blended Advance Rate” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Series 2026-3 Alternative Blended Advance Rate Weighting Numerator and the denominator of which is the Series 2026-3 Alternative Blended Advance Rate Weighting Denominator, in each case as of such date. “Series 2026-3 Alternative Blended Advance Rate Weighting Denominator” means, as of any date of determination, an amount equal to the sum of each Series 2026-3 Alternative AAA Select Component, in each case as of such date. “Series 2026-3 Alternative Blended Advance Rate Weighting Numerator” means, as of any date of determination, an amount equal to the sum of an amount with respect to each Series 2026-3 Alternative AAA Select Component equal to the product of such Series 2026-3 Alternative AAA Select Component and the Series 2026-3 Alternative Adjusted Advance Rate with respect to such Series 2026-3 Alternative AAA Select Component, in each case as of such date. “Series 2026-3 Alternative Concentration Adjusted Advance Rate” means as of any date of determination, (i) with respect to the Series 2026-3 Alternative Eligible Investment Grade Non- Program Vehicle Amount, the excess, if any, of the Series 2026-3 Alternative Baseline Advance Rate with respect to such Series 2026-3 Alternative Eligible Investment Grade Non-Program Vehicle Amount over the Series 2026-3 Alternative Concentration Excess Advance Rate Adjustment with respect to such Series 2026-3 Alternative Eligible Investment Grade Non- Program Vehicle Amount, in each case as of such date, and (ii) with respect to the Series 2026-3 Alternative Eligible Non-Investment Grade Non- Program Vehicle Amount, the excess, if any, of the Series 2026-3 Alternative Baseline Advance Rate with respect to such Series 2026-3 Alternative Eligible Non-Investment Grade Non-Program Vehicle Amount over the Series 2026-3 Alternative Concentration Excess Advance Rate Adjustment with respect to such Series 2026-3 Alternative Eligible Non-Investment Grade Non- Program Vehicle Amount, in each case as of such date. “Series 2026-3 Alternative Concentration Excess Advance Rate Adjustment” means, with respect to any Series 2026-3 Alternative AAA Select Component as of any date of determination, the lesser of (a) the percentage equivalent of a fraction, the numerator of which is (I) the product of (A) the portion of the Series 2026-3 Alternative Concentration Excess Amount, if any, allocated to such Series 2026-3 Alternative AAA Select Component by HVF III and (B) the Series 2026-3 Alternative Baseline Advance Rate with respect to such Series 2026-3 Alternative AAA Select Component, and the denominator of which is (II) such Series 2026-3 Alternative AAA Select Component, in each case as of such date, and (b) the Series 2026-3 Alternative Baseline Advance Rate with respect to such Series 2026-3 Alternative AAA Component; provided that, the portion of the Series 2026-3 Alternative Concentration Excess Amount allocated pursuant to the preceding clause (a)(I)(A) shall not exceed the portion of such Series 2026-3

63 AMERICAS 134357331 Alternative AAA Select Component that was included in determining whether such Series 2026-3 Alternative Concentration Excess Amount exists. “Series 2026-3 Alternative Concentration Excess Amount” means, as of any date of determination, the sum of (i) the Series 2026-3 Alternative Manufacturer Concentration Excess Amount with respect to each Manufacturer as of such date, if any, (ii) the Series 2026-3 Alternative Non-Liened Vehicle Concentration Excess Amount as of such date, if any, (iii) the Series 2026-3 Alternative Medium- Duty Truck Concentration Excess Amount and (iv) the Series 2026-3 Alternative Non-Investment Grade (High) Program Receivable Concentration Excess Amount as of such date, if any; provided that, for purposes of calculating this definition as of any such date (i) the Net Book Value of any Eligible Vehicle and the amount of Series 2026-3 Alternative Eligible Manufacturer Receivables, in each case, included in the Series 2026-3 Alternative Manufacturer Amount for the Manufacturer of such Eligible Vehicle for purposes of calculating the Series 2026-3 Alternative Manufacturer Concentration Excess Amount and designated by HVF III to constitute Series 2026-3 Alternative Manufacturer Concentration Excess Amounts, as of such date, shall not be included in the Series 2026-3 Non-Liened Vehicle Amount for purposes of calculating the Series 2026-3 Alternative Non-Liened Vehicle Concentration Excess Amount as of such date, the Series 2026-3 Medium-Duty Truck Amount for purposes of calculating the Series 2026- 3 Alternative Medium-Duty Truck Concentration Excess Amount as of such date or the Series 2026-3 Alternative Eligible Non-Investment Grade (High) Program Receivable Amount for purposes of calculating the Series 2026-3 Alternative Non-Investment Grade (High) Program Receivable Concentration Excess Amount as of such date, (ii) the Net Book Value of any Eligible Vehicle included in the Series 2026-3 Non- Liened Vehicle Amount for purposes of calculating the Series 2026-3 Alternative Non-Liened Vehicle Concentration Excess Amount and designated by HVF III to constitute Series 2026-3 Alternative Non- Liened Vehicle Concentration Excess Amounts as of such date, shall not be included in the Series 2026-3 Alternative Manufacturer Amount for the Manufacturer of such Eligible Vehicle for purposes of calculating the Series 2026-3 Alternative Manufacturer Concentration Excess Amount, as of such date or the Series 2026-3 Medium-Duty Truck Amount for purposes of calculating the Series 2026-3 Alternative Medium- Duty Truck Concentration Excess Amount as of such date, (iii) the Net Book Value of any Eligible Vehicle that is a medium-duty truck included in the Series 2026-3 Medium-Duty Truck Amount for purposes of calculating the Series 2026-3 Alternative Medium-Duty Truck Concentration Excess Amount and designated by HVF III to constitute Series 2026-3 Alternative Medium-Duty Truck Concentration Excess Amounts as of such date, shall not be included in the Series 2026-3 Alternative Manufacturer Amount for the Manufacturer of such Eligible Vehicle for purposes of calculating the Series 2026-3 Alternative Manufacturer Concentration Excess Amount, as of such date or the Series 2026-3 Non-Liened Vehicle Amount for purposes of calculating the Series 2026-3 Alternative Non-Liened Vehicle Concentration Excess Amount as of such date, (iv) the amount of any Series 2026-3 Alternative Eligible Manufacturer Receivables included in the Series 2026-3 Alternative Eligible Non-Investment Grade (High) Program Receivable Amount for purposes of calculating the Series 2026-3 Alternative Non-Investment Grade (High) Program Receivable Concentration Excess Amount and designated by HVF III to constitute Series 2026-3 Alternative Non-Investment Grade (High) Program Receivable Concentration Excess Amounts as of such date, shall not be included in the Series 2026-3 Alternative Manufacturer Amount for the Manufacturer with respect to such Series 2026-3 Alternative Eligible Manufacturer Receivable for purposes of calculating the Series 2026-3 Alternative Manufacturer Concentration Excess Amount, as of such date, and (v) the determination of which Eligible Vehicles (or the Net Book Value thereof) or Series 2026-3 Alternative Eligible Manufacturer Receivables are designated as constituting (A) Series 2026-3 Alternative Non- Liened Vehicle Concentration Excess Amounts, (B) Series 2026-3 Alternative Medium-Duty Truck Concentration Excess Amounts, (C) Series 2026-3 Alternative Manufacturer Concentration Excess Amounts and (D) Series 2026-3 Alternative Non-Investment Grade (High) Program Receivable Concentration Excess Amounts, in each case, as of such date shall be made iteratively by HVF III in its reasonable discretion.

64 AMERICAS 134357331 “Series 2026-3 Alternative Eligible Investment Grade Non-Program Vehicle Amount” means, as of any date of determination, the sum of the Net Book Value as of such date of each Series 2026- 3 Alternative Investment Grade Non-Program Vehicle for which the Disposition Date has not occurred as of such date. “Series 2026-3 Alternative Eligible Investment Grade Program Receivable Amount” means, as of any date of determination, the sum of all Series 2026-3 Alternative Eligible Manufacturer Receivables, in each case, as of such date by all Series 2026-3 Alternative Investment Grade Manufacturers. “Series 2026-3 Alternative Eligible Investment Grade Program Vehicle Amount” means, as of any date of determination, the sum of the Net Book Value as of such date of each Series 2026-3 Alternative Investment Grade Program Vehicle for which the Disposition Date has not occurred as of such date. “Series 2026-3 Alternative Eligible Manufacturer Receivable” means, as of any date of determination: (i) each Manufacturer Receivable due from any Manufacturer that has a Relevant Alternative Rating as of such date of at least “A(L)” (or, if such Manufacturer does not have a Relevant Alternative Rating as of such date, then the Alternative Equivalent Rating of at least “A- ”) pursuant to a Manufacturer Program that, as of such date, has not remained unpaid for more than 150 calendar days past the Disposition Date with respect to the Eligible Vehicle giving rise to such Manufacturer Receivable; (ii) each Manufacturer Receivable due from any Manufacturer that (a) has a Relevant Alternative Rating as of such date of (i) less than “A(L)” and (ii) at least “BBB(L)” or (b) if such Manufacturer does not have a Relevant Alternative Rating as of such date, then the Alternative Equivalent Rating as of such date of (i) less than “A(L)” and (ii) at least “BBB(L)”, in either such case of the foregoing clause (a) or (b), pursuant to a Manufacturer Program that, as of such date, has not remained unpaid for more than 120 calendar days past the Disposition Date with respect to the Eligible Vehicle giving rise to such Manufacturer Receivable; and (iii) each Manufacturer Receivable due from a Series 2026-3 Alternative Non- Investment Grade (High) Manufacturer or a Series 2026-3 Alternative Non-Investment Grade (Low) Manufacturer, in any case, pursuant to a Manufacturer Program, that, as of such date, has not remained unpaid for more than 90 calendar days past the Disposition Date with respect to the Eligible Vehicle giving rise to such Manufacturer Receivable. “Series 2026-3 Alternative Eligible Non-Investment Grade (High) Program Receivable Amount” means, as of any date of determination, the sum of all Series 2026-3 Alternative Eligible Manufacturer Receivables, in each case, as of such date by all Series 2026-3 Alternative Non-Investment Grade (High) Manufacturers. “Series 2026-3 Alternative Eligible Non-Investment Grade (Low) Program Receivable Amount” means, as of any date of determination, the sum of all Series 2026-3 Alternative Eligible Manufacturer Receivables, in each case, as of such date by all Series 2026-3 Alternative Non-Investment Grade (Low) Manufacturers. “Series 2026-3 Alternative Eligible Non-Investment Grade Non-Program Vehicle Amount” means, as of any date of determination, the sum of the Net Book Value of each Series 2026-3 Alternative Non-Investment Grade Non-Program Vehicle for which the Disposition Date has not occurred as of such date.

65 AMERICAS 134357331 “Series 2026-3 Alternative Eligible Non-Investment Grade Program Vehicle Amount” means, as of any date of determination, the sum of Net Book Values as of such date of each Series 2026-3 Alternative Non-Investment Grade (High) Program Vehicle and each Series 2026-3 Alternative Non- Investment Grade (Low) Program Vehicle, in each case, for which the Disposition Date has not occurred as of such date. “Series 2026-3 Alternative Investment Grade Manufacturer” means, as of any date of determination, any Manufacturer that has a Relevant Alternative Rating as of such date of at least “BBB(L)” (or, if such Manufacturer does not have a Relevant Alternative Rating as of such date, then the Alternative Equivalent Rating of “BBB(L)”)as of such date; provided that, upon any withdrawal or downgrade of any rating of any Manufacturer by the alternative Rating Agency (or, if such Manufacturer is not rated by the alternative Rating Agency, any Equivalent Rating Agency), such Manufacturer may, in HVF III’s sole discretion, be deemed to have the rating applicable thereto immediately preceding such withdrawal or downgrade (as applicable) by the alternative Rating Agency (or, if such Manufacturer is not rated by the alternative Rating Agency, the Alternative Equivalent Rating) for a period of thirty (30) days following the earlier of (x) the date on which an Authorized Officer of any of the Administrator, HVF III or the Servicer obtains actual knowledge of such withdrawal or downgrade (as applicable) and (y) the date on which the Trustee notifies the Administrator in writing of such withdrawal or downgrade (as applicable. “Series 2026-3 Alternative Investment Grade Non-Program Vehicle” means, as of any date of determination, any Eligible Vehicle manufactured by a Series 2026-3 Alternative Investment Grade Manufacturer that is not a Series 2026-3 Alternative Investment Grade Program Vehicle as of such date. “Series 2026-3 Alternative Investment Grade Program Vehicle” means, as of any date of determination, any Program Vehicle manufactured by a Series 2026-3 Alternative Investment Grade Manufacturer that is subject to a Manufacturer Program on the Vehicle Operating Lease Commencement Date for such Program Vehicle unless it has been redesignated (and as of such date remains so designated) as a Non-Program Vehicle pursuant to Section 2.5 (Redesignation of Vehicles) of the Lease (or such other similar section of another Lease, as applicable) as of such date. “Series 2026-3 Alternative Manufacturer Amount” means, as of any date of determination and with respect to any Manufacturer, the sum of: (i) the aggregate Net Book Value of all Eligible Vehicles manufactured by such Manufacturer as of such date; and (ii) the aggregate amount of all Series 2026-3 Alternative Eligible Manufacturer Receivables due from such Manufacturer. “Series 2026-3 Alternative Manufacturer Concentration Excess Amount” means, with respect to any Manufacturer as of any date of determination, the excess, if any, of the Series 2026-3 Alternative Manufacturer Amount with respect to such Manufacturer as of such date over the Series 2026- 3 Maximum Manufacturer Amount with respect to such Manufacturer as of such date; provided that, for purposes of calculating such excess as of any such date (i) the Net Book Value of any Eligible Vehicle included in the Series 2026-3 Alternative Manufacturer Amount for the Manufacturer of such Eligible Vehicle for purposes of calculating the Series 2026-3 Alternative Manufacturer Concentration Excess Amount and designated by HVF III to constitute Series 2026-3 Alternative Manufacturer Concentration Excess Amounts, as of such date, shall not be included in either of (x) the Series 2026-3 Non-Liened Vehicle Amount for purposes of calculating the Series 2026-3 Alternative Non-Liened Vehicle Concentration Excess Amount as of such date or (y) the Series 2026-3 Medium-Duty Truck Amount for purposes of calculating the Series 2026-3 Alternative Medium-Duty Truck Concentration Excess Amount as of such date, (ii) the Net Book Value of any Eligible Vehicle included in the Series 2026-3 Non-Liened Vehicle Amount for purposes of calculating the Series 2026-3 Alternative Non-Liened Vehicle Concentration

66 AMERICAS 134357331 Excess Amount and designated by HVF III to constitute Series 2026-3 Alternative Non-Liened Vehicle Concentration Excess Amounts as of such date, shall not be included in the Series 2026-3 Alternative Manufacturer Amount for the Manufacturer of such Eligible Vehicle for purposes of calculating the Series 2026-3 Alternative Manufacturer Concentration Excess Amount, as of such date, (iii) the Net Book Value of any Eligible Vehicle included in the Series 2026-3 Medium-Duty Truck Amount for purposes of calculating the Series 2026-3 Alternative Medium-Duty Truck Concentration Excess Amount and designated by HVF III to constitute Series 2026-3 Alternative Medium-Duty Truck Concentration Excess Amounts, as of such date, shall not be included in the Series 2026-3 Alternative Manufacturer Amount for the Manufacturer of such Eligible Vehicle for purposes of calculating the Series 2026-3 Alternative Manufacturer Concentration Excess Amount, as of such date, (iv) the amount of any Series 2026-3 Alternative Eligible Manufacturer Receivables included in the Series 2026-3 Alternative Eligible Non- Investment Grade (High) Program Receivable Amount for purposes of calculating the Series 2026-3 Alternative Non-Investment Grade (High) Program Receivable Concentration Excess Amount and designated by HVF III to constitute Series 2026-3 Alternative Non-Investment Grade (High) Program Receivable Concentration Excess Amounts as of such date, shall not be included in the Series 2026-3 Alternative Manufacturer Amount for the Manufacturer with respect to such Series 2026-3 Alternative Eligible Manufacturer Receivable for purposes of calculating the Series 2026-3 Alternative Manufacturer Concentration Excess Amount, as of such date, and (v) the determination of which Eligible Vehicles (or the Net Book Value thereof) or Series 2026-3 Alternative Eligible Manufacturer Receivables are to be designated as constituting (A) Series 2026-3 Alternative Non-Liened Vehicle Concentration Excess Amounts, (B) Series 2026-3 Alternative Medium-Duty Truck Concentration Excess Amounts, (C) Series 2026-3 Alternative Manufacturer Concentration Excess Amounts and (D) Series 2026-3 Alternative Non- Investment Grade (High) Program Receivable Concentration Excess Amounts, in each case as of such date shall be made iteratively by HVF III in its reasonable discretion. “Series 2026-3 Alternative Medium-Duty Truck Concentration Excess Amount” means, as of any date of determination, the excess, if any, of the Series 2026-3 Medium-Duty Truck Amount as of such date over 5.0% of the Aggregate Asset Amount as of such date; provided that, for purposes of calculating such excess as of any such date (i) the Net Book Value of any Eligible Vehicle included in the Series 2026-3 Medium-Duty Truck Amount for purposes of calculating the Series 2026-3 Alternative Medium-Duty Truck Concentration Excess Amount and designated by HVF III to constitute Series 2026- 3 Alternative Medium-Duty Truck Concentration Excess Amounts, as of such date, shall not be included in the Series 2026-3 Alternative Manufacturer Amount for the Manufacturer of such Eligible Vehicle for purposes of calculating the Series 2026-3 Alternative Manufacturer Concentration Excess Amount, as of such date, (ii) the Net Book Value of any Eligible Vehicle included in the Series 2026-3 Medium-Duty Truck Amount for purposes of calculating the Series 2026-3 Alternative Medium-Duty Truck Concentration Excess Amount and designated by HVF III to constitute Series 2026-3 Alternative Medium- Duty Truck Concentration Excess Amounts, as of such date, shall not be included in the Series 2026-3 Non- Liened Vehicle Amount for purposes of calculating the Series 2026-3 Alternative Non-Liened Vehicle Concentration Excess Amount, as of such date, (iii) the Net Book Value of any Eligible Vehicle included in the Series 2026-3 Alternative Manufacturer Amount for the Manufacturer of such Eligible Vehicle for purposes of calculating the Series 2026-3 Alternative Manufacturer Concentration Excess Amount and designated by HVF III to constitute Series 2026-3 Alternative Manufacturer Concentration Excess Amounts, as of such date, shall not be included in the Series 2026-3 Medium-Duty Truck Amount for purposes of calculating the Series 2026-3 Alternative Medium-Duty Truck Concentration Excess Amount as of such date, and (iv) the determination of which Eligible Vehicles (or the Net Book Value thereof) are to be designated as constituting (A) Series 2026-3 Alternative Non-Liened Vehicle Concentration Excess Amounts, (B) Series 2026-3 Alternative Non-Liened Vehicle Concentration Excess Amount and (C) Series 2026-3 Alternative Manufacturer Concentration Excess Amounts, in each case as of such date shall be made iteratively by HVF III in its reasonable discretion.

67 AMERICAS 134357331 “Series 2026-3 Alternative MTM/DT Advance Rate Adjustment” means, as of any date of determination, (i) with respect to the Series 2026-3 Alternative Eligible Investment Grade Non- Program Vehicle Amount, a percentage equal to the product of (i) the Series 2026-3 Failure Percentage as of such date and (ii) the Series 2026-3 Alternative Concentration Adjusted Advance Rate with respect to the Series 2026-3 Alternative Eligible Investment Grade Non-Program Vehicle Amount, in each case as of such date; (ii) with respect to the Series 2026-3 Alternative Eligible Non-Investment Grade Non- Program Vehicle Amount, a percentage equal to the product of (i) the Series 2026-3 Failure Percentage as of such date and (ii) the Series 2026-3 Alternative Concentration Adjusted Advance Rate with respect to the Series 2026-3 Alternative Eligible Non-Investment Grade Non-Program Vehicle Amount, in each case as of such date; and (iii) with respect to any other Series 2026-3 Alternative AAA Component, zero. “Series 2026-3 Alternative Non-Investment Grade (High) Manufacturer” means, as of any date of determination, any Manufacturer that (a) has a Relevant Alternative Rating as of such date of (i) less than “BBB(L)” and (ii) at least “BB(L)”, or (b) if such Manufacturer does not have a Relevant Alternative Rating as of such date, then has the Alternative Equivalent Rating of (i) less than “BBB(L)” as of such date and (ii) at least “BB(L)” as of such date; provided that, upon any withdrawal or downgrade of any rating of any Manufacturer by the alternative Rating Agency (or, if such Manufacturer is not rated by the alternative Rating Agency, any Equivalent Rating Agency), such Manufacturer may, in HVF III’s sole discretion, be deemed to have the rating applicable thereto immediately preceding such withdrawal or downgrade (as applicable) by the alternative Rating Agency (or, if such Manufacturer is not rated by the alternative Rating Agency, such Equivalent Rating Agency) for a period of thirty (30) days following the earlier of (x) the date on which an Authorized Officer of any of the Administrator, HVF III or the Servicer obtains actual knowledge of such withdrawal or downgrade (as applicable) and (y) the date on which the Trustee notifies the Administrator in writing of such withdrawal or downgrade (as applicable). “Series 2026-3 Alternative Non-Investment Grade (High) Program Receivable Concentration Excess Amount” means, with respect to any Series 2026-3 Alternative Non-Investment Grade (High) Manufacturer, as of any date of determination, the excess, if any, of the Series 2026-3 Alternative Eligible Non-Investment Grade (High) Program Receivable Amount with respect to such Series 2026-3 Alternative Non-Investment Grade (High) Manufacturer as of such date over 7.5% of the Aggregate Asset Amount as of such date; provided that, for purposes of calculating such excess as of any such date (i) the amount of any Series 2026-3 Alternative Eligible Manufacturer Receivables with respect to any Series 2026-3 Alternative Non-Investment Grade (High) Manufacturer included in the Series 2026-3 Alternative Manufacturer Amount for purposes of calculating the Series 2026-3 Alternative Manufacturer Concentration Excess Amount and designated by HVF III to constitute Series 2026-3 Alternative Manufacturer Concentration Excess Amounts as of such date, shall not be included in the Series 2026-3 Alternative Eligible Non-Investment Grade (High) Program Receivable Amount for purposes of calculating the Series 2026-3 Alternative Non-Investment Grade (High) Program Receivable Concentration Excess Amount, as of such date and (ii) the determination of which receivables are to be designated as constituting (A) Series 2026-3 Alternative Non-Investment Grade (High) Program Receivable Concentration Excess Amounts and (B) Series 2026-3 Alternative Manufacturer Concentration Excess Amounts, in each case as of such date, shall be made iteratively by HVF III in its reasonable discretion. “Series 2026-3 Alternative Non-Investment Grade (High) Program Vehicle” means, as of any date of determination, any Program Vehicle manufactured by a Series 2026-3 Alternative Non- Investment Grade (High) Manufacturer that is or was subject to a Manufacturer Program on the Vehicle

68 AMERICAS 134357331 Operating Lease Commencement Date for such Program Vehicle unless it has been redesignated (and as of such date remains so designated) as a Non-Program Vehicle pursuant to Section 2.5 (Redesignation of Vehicles) of the Lease (or such other similar section of another Lease, as applicable) as of such date. “Series 2026-3 Alternative Non-Investment Grade (Low) Manufacturer” means, as of any date of determination, any Manufacturer that has a Relevant Alternative Rating as of such date of less than “BB(L)”(or, if such Manufacturer does not have a Relevant Alternative Rating as of such date, the Alternative Equivalent Rating of “BB(L)”) as of such date; provided that, upon any withdrawal or downgrade of any rating of any Manufacturer by the alternative Rating Agency (or, if such Manufacturer is not rated by the alternative Rating Agency, the Alternative Equivalent Rating), such Manufacturer may, in HVF III’s sole discretion, be deemed to have the rating applicable thereto immediately preceding such withdrawal or downgrade (as applicable) the alternative Rating Agency (or, if such Manufacturer is not rated by the alternative Rating Agency, such Equivalent Rating Agency) for a period of thirty (30) days following the earlier of (x) the date on which any of the Administrator, HVF III or the Servicer obtains actual knowledge of such withdrawal or downgrade (as applicable) and (y) the date on which the Trustee notifies the Administrator in writing of such withdrawal or downgrade (as applicable). “Series 2026-3 Alternative Non-Investment Grade (Low) Program Vehicle” means, as of any date of determination, any Program Vehicle manufactured by a Series 2026-3 Alternative Non- Investment Grade (Low) Manufacturer that is or was subject to a Manufacturer Program on the Vehicle Operating Lease Commencement Date for such Program Vehicle unless it has been redesignated (and as of such date remains so designated) as a Non-Program Vehicle pursuant to Section 2.5 (Redesignation of Vehicles) of the Lease (or such other similar section of another Lease, as applicable) as of such date. “Series 2026-3 Alternative Non-Investment Grade Non-Program Vehicle” means, as of any date of determination, any Eligible Vehicle that (i) was manufactured by a Series 2026-3 Alternative Non-Investment Grade (High) Manufacturer or a Series 2026-3 Alternative Non-Investment Grade (Low) Manufacturer and (ii) is not a Series 2026-3 Alternative Non-Investment Grade (High) Program Vehicle or a Series 2026-3 Alternative Non-Investment Grade (Low) Program Vehicle, in each case as of such date. “Series 2026-3 Alternative Non-Liened Vehicle Concentration Excess Amount” means, as of any date of determination, the excess, if any, of the Series 2026-3 Non-Liened Vehicle Amount as of such date over either (x) 10.00% of the Aggregate Asset Amount as of such date or (y) if HVF III receives a “30-day letter” issued by the U.S. Internal Revenue Service asserting that HVF III owes tax as a result of being “a publicly traded partnership” treated as a corporation for U.S. federal income tax purposes, then, on and after the thirtieth (30th) day following receipt of such letter and until a “final determination” within the meaning of Section 1313(a) of the Code that HVF III is not a publicly traded partnership treated as a corporation for U.S. federal income tax purposes, 0.00% of the Aggregate Asset Amount as of such date; provided that, for purposes of calculating such excess as of any such date (i) the Net Book Value of any Eligible Vehicle included in the Series 2026-3 Non-Liened Vehicle Amount for purposes of calculating the Series 2026-3 Alternative Non-Liened Vehicle Concentration Excess Amount and designated by HVF III to constitute Series 2026-3 Alternative Non-Liened Vehicle Concentration Excess Amounts, as of such date, shall not be included in the Series 2026-3 Alternative Manufacturer Amount for the Manufacturer of such Eligible Vehicle for purposes of calculating the Series 2026-3 Alternative Manufacturer Concentration Excess Amount, as of such date, (ii) the Net Book Value of any Eligible Vehicle included in the Series 2026-3 Non-Liened Vehicle Amount for purposes of calculating the Series 2026-3 Alternative Non-Liened Vehicle Concentration Excess Amount and designated by HVF III to constitute Series 2026-3 Alternative Non-Liened Vehicle Concentration Excess Amounts, as of such date, shall not be included in the Series 2026-3 Medium-Duty Truck Amount for purposes of calculating the Series 2026-3 Alternative Medium- Duty Truck Concentration Excess Amount, as of such date, (iii) the Net Book Value of any Eligible Vehicle included in the Series 2026-3 Alternative Manufacturer Amount for the Manufacturer of such Eligible Vehicle for purposes of calculating the Series 2026-3 Alternative Manufacturer Concentration Excess

69 AMERICAS 134357331 Amount and designated by HVF III to constitute Series 2026-3 Alternative Manufacturer Concentration Excess Amounts, as of such date, shall not be included in the Series 2026-3 Non-Liened Vehicle Amount for purposes of calculating the Series 2026-3 Alternative Non-Liened Vehicle Concentration Excess Amount as of such date, and (iv) the determination of which Eligible Vehicles (or the Net Book Value thereof) are to be designated as constituting (A) Series 2026-3 Alternative Non-Liened Vehicle Concentration Excess Amounts, (B) Series 2026-3 Alternative Medium-Duty Truck Concentration Excess Amount and (C) Series 2026-3 Alternative Manufacturer Concentration Excess Amounts, in each case as of such date shall be made iteratively by HVF III in its reasonable discretion. “Series 2026-3 Alternative Remainder AAA Amount” means, as of any date of determination, the excess, if any, of: (a) the Aggregate Asset Amount as of such date over (b) the sum of: (i) the Series 2026-3 Alternative Eligible Investment Grade Program Vehicle Amount as of such date, (ii) the Series 2026-3 Alternative Eligible Investment Grade Program Receivable Amount as of such date, (iii) the Series 2026-3 Alternative Eligible Non-Investment Grade Program Vehicle Amount as of such date, (iv) the Series 2026-3 Alternative Eligible Non-Investment Grade (High) Program Receivable Amount as of such date, (v) the Series 2026-3 Alternative Eligible Non-Investment Grade (Low) Program Receivable Amount as of such date, (vi) the Series 2026-3 Alternative Eligible Investment Grade Non-Program Vehicle Amount as of such date, (vii) the Series 2026-3 Alternative Eligible Non-Investment Grade Non- Program Vehicle Amount as of such date, (viii) the Cash Amount as of such date, and (ix) the Due and Unpaid Lease Payment Amount as of such date. “Series 2026-3 Deposit Date” means each Business Day on which any Collections are deposited into the Collection Account. “Series 2026-3 Disposed Vehicle Threshold Number” means (a) for any Determination Date on which the sum of the Net Book Values for all Eligible Vehicles as of the last day of the calendar month immediately preceding such Determination Date is greater than or equal to $6,000,000,000, 13,500 vehicles, (b) for any Determination Date on which the sum of the Net Book Values for all Eligible Vehicles as of the last day of the calendar month immediately preceding such Determination Date is less than $6,000,000,000 and greater than or equal to $4,500,000,000, 10,000 vehicles and (c) for any Determination Date on which the sum of the Net Book Values for all Eligible Vehicles as of the last day of the calendar month immediately preceding such Determination Date is less than $4,500,000,000, 6,500 vehicles. “Series 2026-3 Distribution Account” has the meaning specified in Section 4.2(a)(iii) (Series 2026-3 Accounts) of this Series 2026-3 Supplement.

70 AMERICAS 134357331 “Series 2026-3 Excess Administrator Fee Amount” means, with respect to any Payment Date, an amount equal to the excess, if any, of (i) the Series 2026-3 Administrator Fee Amount with respect to such Payment Date over (ii) the Series 2026-3 Capped Administrator Fee Amount with respect to such Payment Date. “Series 2026-3 Excess Operating Expense Amount” means, with respect to any Payment Date the excess, if any, of (i) the Series 2026-3 Operating Expense Amount with respect to such Payment Date over (ii) the Series 2026-3 Capped Operating Expense Amount with respect to such Payment Date. “Series 2026-3 Excess Trustee Fee Amount” means, with respect to any Payment Date, an amount equal to the excess, if any, of (i) the Series 2026-3 Trustee Fee Amount with respect to such Payment Date over (ii) the Series 2026-3 Capped Trustee Fee Amount with respect to such Payment Date. “Series 2026-3 Failure Percentage” means, as of any date of determination, a percentage equal to 100% minus the lower of (x) the lowest Series 2026-3 Non-Program Vehicle Disposition Proceeds Percentage Average for any Determination Date (including such date of determination) within the preceding twelve (12) calendar months (or such fewer number of months as have elapsed since the Series 2026-3 Closing Date) and (y) the lowest Series 2026-3 Market Value Average as of any Determination Date within the preceding three (3) calendar months (or such fewer number of months as have elapsed since the Series 2026-3 Closing Date). “Series 2026-3 Floating Allocation Percentage” means, as of any date of determination, a fraction, expressed as a percentage, the numerator of which is the Series 2026-3 Adjusted Asset Coverage Threshold Amount as of such date and the denominator of which is the Aggregate Asset Coverage Threshold Amount as of such date. “Series 2026-3 Interest Collection Account” has the meaning specified in Section 4.2(a)(i) (Series 2026-3 Accounts) of this Series 2026-3 Supplement. “Series 2026-3 Interest Period” means a period commencing on and including a Payment Date and ending on and including the day preceding the next succeeding Payment Date; provided, however, that the initial Series 2026-3 Interest Period shall commence on and include the Series 2026-3 Closing Date and end on and include September 24, 2026. “Series 2026-3 Invested Percentage” means, on any date of determination: (a) when used with respect to Principal Collections, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, (i) the numerator of which shall be equal to: (x) during the Series 2026-3 Revolving Period, the Series 2026-3 Adjusted Asset Coverage Threshold Amount as of the close of business on the last day of the immediately preceding Related Month (or, until the end of the initial Related Month after the Series 2026-3 Closing Date, on the Series 2026-3 Closing Date), (y) during any Series 2026-3 Controlled Amortization Period and the Series 2026-3 Rapid Amortization Period, but prior to the first date on which an Amortization Event has been declared or has automatically occurred with respect to all Series of Notes, the Series 2026-3 Adjusted Asset Coverage Threshold Amount as of the close of business on the last day of the Series 2026-3 Revolving Period, and

71 AMERICAS 134357331 (z) on and after the first date on which an Amortization Event has been declared or automatically occurred with respect to all Series of Notes, the Series 2026-3 Adjusted Asset Coverage Threshold Amount as of the close of business on the day immediately prior to such first date on which an Amortization Event has been declared or automatically occurred with respect to all Series of Notes, and (ii) the denominator of which shall be the Aggregate Asset Coverage Threshold Amount as of the same date used to determine the numerator in clause (i); provided that, if the principal amount of any other Series of Notes shall have been reduced to zero on any date after the date used to determine the numerator in clause (i)(z), then the Asset Coverage Threshold Amount with respect to such Series of Notes shall be excluded from the calculation of the Aggregate Asset Coverage Threshold Amount pursuant to this clause (ii) for any date of determination following the date on which the principal amount of such other Series of Notes shall have been reduced to zero; (b) when used with respect to Interest Collections, the percentage equivalent of a fraction, the numerator of which shall be the Series 2026-3 Accrued Amounts on such date of determination, and the denominator of which shall be the aggregate Accrued Amounts with respect to all Series of Notes on such date of determination. Notwithstanding the foregoing and for the avoidance of doubt, on any date of determination after the date on which the Series 2026-3 Principal Amount shall have been reduced to zero, the Series 2026-3 Invested Percentage shall equal zero. “Series 2026-3 Lease Interest Payment Deficit” means on any Payment Date an amount equal to the excess, if any, of (a) the aggregate amount of Interest Collections that pursuant to Section 5.2(a) (Collections Account) would have been deposited into the Series 2026-3 Interest Collection Account if all payments of Monthly Variable Rent required to have been made under the Lease from but excluding the preceding Payment Date to and including such Payment Date were made in full over (b) the aggregate amount of Interest Collections that pursuant to Section 5.2(a) (Collections Account) have been received for deposit into the Series 2026-3 Interest Collection Account from but excluding the preceding Payment Date to and including such Payment Date. “Series 2026-3 Lease Payment Deficit” means either a Series 2026-3 Lease Interest Payment Deficit or a Series 2026-3 Lease Principal Payment Deficit. “Series 2026-3 Lease Principal Payment Carryover Deficit” means (a) for the initial Payment Date, zero and (b) for any other Payment Date, the excess, if any, of (x) the Series 2026-3 Lease Principal Payment Deficit, if any, on the preceding Payment Date over (y) all amounts deposited into the Series 2026-3 Principal Collection Account on or prior to such Payment Date on account of such Series 2026-3 Lease Principal Payment Deficit. “Series 2026-3 Lease Principal Payment Deficit” means on any Payment Date the sum of (a) the Series 2026-3 Monthly Lease Principal Payment Deficit for such Payment Date and (b) the Series 2026-3 Lease Principal Payment Carryover Deficit for such Payment Date. “Series 2026-3 Liquidation Event” means, so long as such event or condition continues: (a) any Amortization Event with respect to the Series 2026-3 Notes described in clauses (a) through (d) of Section 7.1 (Amortization Events) of this Series 2026-3 Supplement that continues for thirty (30) consecutive days (without double counting the cure period, if any, provided therein);

72 AMERICAS 134357331 (b) any Amortization Event with respect to the Series 2026-3 Notes described in clauses (e) through (g) of Section 7.1 (Amortization Events) of this Series 2026-3 Supplement that continues for thirty (30) consecutive days (without double counting the cure period, if any, provided therein) after declaration thereof by the Majority Series 2026-3 Controlling Class; or (c) any Amortization Event specified in clauses (a) or (b) of Article IX of the Base Indenture after declaration thereof by the Majority Series 2026-3 Controlling Class. Each Series 2026-3 Liquidation Event shall be a “Limited Liquidation Event of Default” with respect to the Series 2026-3 Notes. “Series 2026-3 Manufacturer Percentage” means, for any Manufacturer listed in the table below, the percentage set forth opposite such Manufacturer in such table. Manufacturer Manufacturer Limit Audi 12.50% BMW 12.50% Chrysler 55.00% Fiat 12.50% Ford 55.00% GM 55.00% Honda 55.00% Hyundai 55.00% Jaguar 12.50% Kia 55.00% Land Rover 12.50% Lexus 12.50% Mazda 35.00% Mercedes 12.50% Nissan 55.00% Subaru 12.50% Tesla 10.00% Toyota 55.00% Volkswagen 55.00% Volvo 35.00% Hyundai & Kia Combined 55.00% Chrysler & Fiat Combined 55.00% Volkswagen & Audi Combined 55.00% Any other individual Manufacturer 10.00% “Series 2026-3 Market Value Average” means, as of any date of determination, the percentage equivalent (not to exceed 100% for purposes of determining additional enhancement) of a fraction, the numerator of which is the average of the Series 2026-3 Non-Program Fleet Market Value as of the three (3) preceding Determination Dates and the denominator of which is the average of the aggregate Net Book Value of all Non-Program Vehicles as of such three (3) preceding Determination Dates.

73 AMERICAS 134357331 “Series 2026-3 Maximum Manufacturer Amount” means, as of any date of determination and with respect to any Manufacturer, an amount equal to the product of (a) the Series 2026-3 Manufacturer Percentage for such Manufacturer and (b) the Aggregate Asset Amount as of such date. “Series 2026-3 Measurement Month” on any Determination Date, means each complete calendar month, or the smallest number of consecutive complete calendar months preceding such Determination Date, in which at least the Series 2026-3 Disposed Vehicle Threshold Number of vehicles were sold to unaffiliated third parties (provided that, HVF III, in its sole discretion, may exclude salvage sales); provided, however, that no calendar month included in a single Series 2026-3 Measurement Month shall be included in any other Series 2026-3 Measurement Month. “Series 2026-3 Medium-Duty Truck Amount” means, as of any date of determination, the sum of the Net Book Value as of such date of each Eligible Vehicle that is a medium-duty truck for which the Disposition Date has not occurred as of such date. “Series 2026-3 Monthly Lease Principal Payment Deficit” means on any Payment Date an amount equal to the excess, if any, of (a) the aggregate amount of Principal Collections that pursuant to Section 5.2(b) (Collections Allocation) would have been deposited into the Series 2026-3 Principal Collection Account if all payments required to have been made under the Leases from but excluding the preceding Payment Date to and including such Payment Date were made in full over (b) the aggregate amount of Principal Collections that pursuant to Section 5.2(b) (Collections Allocation) have been received for deposit into the Series 2026-3 Principal Collection Account from but excluding the preceding Payment Date to and including such Payment Date. “Series 2026-3 Moody’s AAA Components” means each of: (i) the Series 2026-3 Moody’s Eligible Investment Grade Program Vehicle Amount; (ii) the Series 2026-3 Moody’s Eligible Investment Grade Program Receivable Amount; (iii) the Series 2026-3 Moody’s Eligible Non-Investment Grade Program Vehicle Amount; (iv) the Series 2026-3 Moody’s Eligible Non-Investment Grade (High) Program Receivable Amount; (v) the Series 2026-3 Moody’s Eligible Non-Investment Grade (Low) Program Receivable Amount; (vi) the Series 2026-3 Moody’s Eligible Investment Grade Non-Program Vehicle Amount; (vii) the Series 2026-3 Moody’s Eligible Non-Investment Grade Non-Program Vehicle Amount; (viii) the Cash Amount; (ix) the Due and Unpaid Lease Payment Amount; and (x) the Series 2026-3 Moody’s Remainder AAA Amount. “Series 2026-3 Moody’s AAA Select Component” means each Series 2026-3 Moody’s AAA Component other than the Due and Unpaid Lease Payment Amount.

74 AMERICAS 134357331 “Series 2026-3 Moody’s Adjusted Advance Rate” means, as of any date of determination, with respect to any Series 2026-3 Moody’s AAA Select Component, a percentage equal to the greater of: (a) (i) the Series 2026-3 Moody’s Baseline Advance Rate with respect to such Series 2026-3 Moody’s AAA Select Component as of such date, minus (ii) the Series 2026-3 Moody’s Concentration Excess Advance Rate Adjustment as of such date, if any, with respect to such Series 2026-3 Moody’s AAA Select Component, minus (iii) the Series 2026-3 Moody’s MTM/DT Advance Rate Adjustment as of such date, if any, with respect to such Series 2026-3 Moody’s AAA Select Component; and (b) zero. “Series 2026-3 Moody’s Baseline Advance Rate” means, with respect to each Series 2026- 3 Moody’s AAA Select Component, the percentage set forth opposite such Series 2026-3 Moody’s AAA Select Component in the following table: Series 2026-3 Moody’s AAA Select Component Series 2026-3 Moody’s Baseline Advance Rate Series 2026-3 Moody’s Eligible Investment Grade Program Vehicle Amount 95.00% Series 2026-3 Moody’s Eligible Investment Grade Program Receivable Amount 95.00% Series 2026-3 Moody’s Eligible Non-Investment Grade Program Vehicle Amount 93.00% Series 2026-3 Moody’s Eligible Non-Investment Grade (High) Program Receivable Amount 93.00% Series 2026-3 Moody’s Eligible Non-Investment Grade (Low) Program Receivable Amount 0.00% Series 2026-3 Moody’s Eligible Investment Grade Non-Program Vehicle Amount 91.00% Series 2026-3 Moody’s Eligible Non-Investment Grade Non-Program Vehicle Amount 91.00% Series 2026-3 Medium-Duty Truck Amount 65.00% Cash Amount 100.00% Series 2026-3 Moody’s Remainder AAA Amount 0.00% “Series 2026-3 Moody’s Blended Advance Rate” means, as of any date of determination, the percentage equivalent of a fraction, the numerator of which is the Series 2026-3 Moody’s Blended Advance Rate Weighting Numerator and the denominator of which is the Series 2026-3 Moody’s Blended Advance Rate Weighting Denominator, in each case as of such date.

75 AMERICAS 134357331 “Series 2026-3 Moody’s Blended Advance Rate Weighting Denominator” means, as of any date of determination, an amount equal to the sum of each Series 2026-3 Moody’s AAA Select Component, in each case as of such date. “Series 2026-3 Moody’s Blended Advance Rate Weighting Numerator” means, as of any date of determination, an amount equal to the sum of an amount with respect to each Series 2026-3 Moody’s AAA Select Component equal to the product of such Series 2026-3 Moody’s AAA Select Component and the Series 2026-3 Moody’s Adjusted Advance Rate with respect to such Series 2026-3 Moody’s AAA Select Component, in each case as of such date. “Series 2026-3 Moody’s Concentration Adjusted Advance Rate” means as of any date of determination, (i) with respect to the Series 2026-3 Moody’s Eligible Investment Grade Non- Program Vehicle Amount, the excess, if any, of the Series 2026-3 Moody’s Baseline Advance Rate with respect to such Series 2026-3 Moody’s Eligible Investment Grade Non-Program Vehicle Amount over the Series 2026-3 Moody’s Concentration Excess Advance Rate Adjustment with respect to such Series 2026-3 Moody’s Eligible Investment Grade Non-Program Vehicle Amount, in each case as of such date, and (ii) with respect to the Series 2026-3 Moody’s Eligible Non-Investment Grade Non- Program Vehicle Amount, the excess, if any, of the Series 2026-3 Moody’s Baseline Advance Rate with respect to such Series 2026-3 Moody’s Eligible Non-Investment Grade Non-Program Vehicle Amount over the Series 2026-3 Moody’s Concentration Excess Advance Rate Adjustment with respect to such Series 2026-3 Moody’s Eligible Non-Investment Grade Non-Program Vehicle Amount, in each case as of such date. “Series 2026-3 Moody’s Concentration Excess Advance Rate Adjustment” means, with respect to any Series 2026-3 Moody’s AAA Select Component as of any date of determination, the lesser of (a) the percentage equivalent of a fraction, the numerator of which is (I) the product of (A) the portion of the Series 2026-3 Moody’s Concentration Excess Amount, if any, allocated to such Series 2026-3 Moody’s AAA Select Component by HVF III and (B) the Series 2026-3 Moody’s Baseline Advance Rate with respect to such Series 2026-3 Moody’s AAA Select Component, and the denominator of which is (II) such Series 2026-3 Moody’s AAA Select Component, in each case as of such date, and (b) the Series 2026- 3 Moody’s Baseline Advance Rate with respect to such Series 2026-3 Moody’s AAA Component; provided that, the portion of the Series 2026-3 Moody’s Concentration Excess Amount allocated pursuant to the preceding clause (a)(I)(A) shall not exceed the portion of such Series 2026-3 Moody’s AAA Select Component that was included in determining whether such Series 2026-3 Moody’s Concentration Excess Amount exists. “Series 2026-3 Moody’s Concentration Excess Amount” means, as of any date of determination, the sum of (i) the Series 2026-3 Moody’s Manufacturer Concentration Excess Amount with respect to each Manufacturer as of such date, if any, (ii) the Series 2026-3 Moody’s Non-Liened Vehicle Concentration Excess Amount as of such date, if any, (iii) the Series 2026-3 Moody’s Medium-Duty Truck Concentration Excess Amount and (iv) the Series 2026-3 Moody’s Non-Investment Grade (High) Program Receivable Concentration Excess Amount as of such date, if any; provided that, for purposes of calculating this definition as of any such date (i) the Net Book Value of any Eligible Vehicle and the amount of Series 2026-3 Moody’s Eligible Manufacturer Receivables, in each case, included in the Series 2026-3 Moody’s Manufacturer Amount for the Manufacturer of such Eligible Vehicle for purposes of calculating the Series 2026-3 Moody’s Manufacturer Concentration Excess Amount and designated by HVF III to constitute Series 2026-3 Moody’s Manufacturer Concentration Excess Amounts, as of such date, shall not be included in the Series 2026-3 Non-Liened Vehicle Amount for purposes of calculating the Series 2026-3 Moody’s

76 AMERICAS 134357331 Non-Liened Vehicle Concentration Excess Amount as of such date, the Series 2026-3 Medium-Duty Truck Amount for purposes of calculating the Series 2026-3 Moody’s Medium-Duty Truck Concentration Excess Amount as of such date or the Series 2026-3 Moody’s Eligible Non-Investment Grade (High) Program Receivable Amount for purposes of calculating the Series 2026-3 Moody’s Non-Investment Grade (High) Program Receivable Concentration Excess Amount as of such date, (ii) the Net Book Value of any Eligible Vehicle included in the Series 2026-3 Non-Liened Vehicle Amount for purposes of calculating the Series 2026-3 Moody’s Non-Liened Vehicle Concentration Excess Amount and designated by HVF III to constitute Series 2026-3 Moody’s Non-Liened Vehicle Concentration Excess Amounts as of such date, shall not be included in the Series 2026-3 Moody’s Manufacturer Amount for the Manufacturer of such Eligible Vehicle for purposes of calculating the Series 2026-3 Moody’s Manufacturer Concentration Excess Amount, as of such date or the Series 2026-3 Medium-Duty Truck Amount for purposes of calculating the Series 2026-3 Moody’s Medium-Duty Truck Concentration Excess Amount as of such date, (iii) the Net Book Value of any Eligible Vehicle that is a medium-duty truck included in the Series 2026-3 Medium- Duty Truck Amount for purposes of calculating the Series 2026-3 Moody’s Medium-Duty Truck Concentration Excess Amount and designated by HVF III to constitute Series 2026-3 Moody’s Medium- Duty Truck Concentration Excess Amounts as of such date, shall not be included in the Series 2026-3 Moody’s Manufacturer Amount for the Manufacturer of such Eligible Vehicle for purposes of calculating the Series 2026-3 Moody’s Manufacturer Concentration Excess Amount, as of such date or the Series 2026- 3 Non-Liened Vehicle Amount for purposes of calculating the Series 2026-3 Moody’s Non-Liened Vehicle Concentration Excess Amount as of such date, (iv) the amount of any Series 2026-3 Moody’s Eligible Manufacturer Receivables included in the Series 2026-3 Moody’s Eligible Non-Investment Grade (High) Program Receivable Amount for purposes of calculating the Series 2026-3 Moody’s Non-Investment Grade (High) Program Receivable Concentration Excess Amount and designated by HVF III to constitute Series 2026-3 Moody’s Non-Investment Grade (High) Program Receivable Concentration Excess Amounts as of such date, shall not be included in the Series 2026-3 Moody’s Manufacturer Amount for the Manufacturer with respect to such Series 2026-3 Moody’s Eligible Manufacturer Receivable for purposes of calculating the Series 2026-3 Moody’s Manufacturer Concentration Excess Amount, as of such date, and (v) the determination of which Eligible Vehicles (or the Net Book Value thereof) or Series 2026-3 Moody’s Eligible Manufacturer Receivables are designated as constituting (A) Series 2026-3 Moody’s Non-Liened Vehicle Concentration Excess Amounts, (B) Series 2026-3 Moody’s Medium-Duty Truck Concentration Excess Amounts, (C) Series 2026-3 Moody’s Manufacturer Concentration Excess Amounts and (D) Series 2026-3 Moody’s Non-Investment Grade (High) Program Receivable Concentration Excess Amounts, in each case, as of such date shall be made iteratively by HVF III in its reasonable discretion. “Series 2026-3 Moody’s Eligible Investment Grade Non-Program Vehicle Amount” means, as of any date of determination, the sum of the Net Book Value as of such date of each Series 2026- 3 Moody’s Investment Grade Non-Program Vehicle for which the Disposition Date has not occurred as of such date. “Series 2026-3 Moody’s Eligible Investment Grade Program Receivable Amount” means, as of any date of determination, the sum of all Series 2026-3 Moody’s Eligible Manufacturer Receivables, in each case, as of such date by all Series 2026-3 Moody’s Investment Grade Manufacturers. “Series 2026-3 Moody’s Eligible Investment Grade Program Vehicle Amount” means, as of any date of determination, the sum of the Net Book Value as of such date of each Series 2026-3 Moody’s Investment Grade Program Vehicle for which the Disposition Date has not occurred as of such date. “Series 2026-3 Moody’s Eligible Manufacturer Receivable” means, as of any date of determination: (i) each Manufacturer Receivable by any Manufacturer that has a Relevant Moody’s Rating as of such date of at least “A3” pursuant to a Manufacturer Program that, as of such date,

77 AMERICAS 134357331 has not remained unpaid for more than 150 calendar days past the Disposition Date with respect to the Eligible Vehicle giving rise to such Manufacturer Receivable; (ii) each Manufacturer Receivable by any Manufacturer that (a) has a Relevant Moody’s Rating as of such date of (i) less than “A3” and (ii) at least “Baa3”, pursuant to a Manufacturer Program that, as of such date, has not remained unpaid for more than 120 calendar days past the Disposition Date with respect to the Eligible Vehicle giving rise to such Manufacturer Receivable; and (iii) each Manufacturer Receivable by a Series 2026-3 Moody’s Non-Investment Grade (High) Manufacturer or a Series 2026-3 Moody’s Non-Investment Grade (Low) Manufacturer, in any case, pursuant to a Manufacturer Program, that, as of such date, has not remained unpaid for more than 90 calendar days past the Disposition Date with respect to the Eligible Vehicle giving rise to such Manufacturer Receivable. “Series 2026-3 Moody’s Eligible Non-Investment Grade (High) Program Receivable Amount” means, as of any date of determination, the sum of all Series 2026-3 Moody’s Eligible Manufacturer Receivables, in each case, as of such date by all Series 2026-3 Moody’s Non-Investment Grade (High) Manufacturers. “Series 2026-3 Moody’s Eligible Non-Investment Grade (Low) Program Receivable Amount” means, as of any date of determination, the sum of all Series 2026-3 Moody’s Eligible Manufacturer Receivables, in each case, as of such date by all Series 2026-3 Moody’s Non-Investment Grade (Low) Manufacturers. “Series 2026-3 Moody’s Eligible Non-Investment Grade Non-Program Vehicle Amount” means, as of any date of determination, the sum of the Net Book Value of each Series 2026-3 Moody’s Non-Investment Grade Non-Program Vehicle for which the Disposition Date has not occurred as of such date. “Series 2026-3 Moody’s Eligible Non-Investment Grade Program Vehicle Amount” means, as of any date of determination, the sum of Net Book Values as of such date of each Series 2026-3 Moody’s Non-Investment Grade (High) Program Vehicle and each Series 2026-3 Moody’s Non-Investment Grade (Low) Program Vehicle, in each case, for which the Disposition Date has not occurred as of such date. “Series 2026-3 Moody’s Investment Grade Manufacturer” means, as of any date of determination, (a) any Manufacturer that has a Relevant Moody’s Rating as of such date of at least “Baa3”, and (b) any Manufacturer that (i) does not have a Relevant Moody’s Rating of at least “Baa3” as of such date, (ii) does not have a long-term corporate family rating from Moody’s as of such date, and (iii) has a long-term senior unsecured debt rating from Moody’s of at least “Ba1” as of such date; provided that, upon any withdrawal or downgrade of any rating of any Manufacturer by Moody’s, such Manufacturer may, in HVF III’s sole discretion, be deemed to have the rating applicable thereto immediately preceding such withdrawal or downgrade (as applicable) by Moody’s for a period of thirty (30) days following the earlier of (x) the date on which an Authorized Officer of any of the Administrator, HVF III or the Servicer obtains actual knowledge of such withdrawal or downgrade (as applicable) and (y) the date on which the Trustee notifies the Administrator in writing of such withdrawal or downgrade (as applicable). “Series 2026-3 Moody’s Investment Grade Non-Program Vehicle” means, as of any date of determination, any Eligible Vehicle manufactured by a Series 2026-3 Moody’s Investment Grade Manufacturer that is not a Series 2026-3 Moody’s Investment Grade Program Vehicle as of such date.

78 AMERICAS 134357331 “Series 2026-3 Moody’s Investment Grade Program Vehicle” means, as of any date of determination, any Program Vehicle manufactured by a Series 2026-3 Moody’s Investment Grade Manufacturer that is subject to a Manufacturer Program on the Vehicle Operating Lease Commencement Date for such Program Vehicle unless it has been redesignated (and as of such date remains so designated) as a Non-Program Vehicle pursuant to Section 2.5 (Redesignation of Vehicles) of the Lease (or such other similar section of another Lease, as applicable) as of such date. “Series 2026-3 Moody’s Manufacturer Amount” means, as of any date of determination and with respect to any Manufacturer, the sum of: (i) the aggregate Net Book Value of all Eligible Vehicles manufactured by such Manufacturer as of such date; and (ii) the aggregate amount of all Series 2026-3 Moody’s Eligible Manufacturer Receivables with respect to such Manufacturer. “Series 2026-3 Moody’s Manufacturer Concentration Excess Amount” means, with respect to any Manufacturer as of any date of determination, the excess, if any, of the Series 2026-3 Moody’s Manufacturer Amount with respect to such Manufacturer as of such date over the Series 2026-3 Maximum Manufacturer Amount with respect to such Manufacturer as of such date; provided that, for purposes of calculating such excess as of any such date (i) the Net Book Value of any Eligible Vehicle included in the Series 2026-3 Moody’s Manufacturer Amount for the Manufacturer of such Eligible Vehicle for purposes of calculating the Series 2026-3 Moody’s Manufacturer Concentration Excess Amount and designated by HVF III to constitute Series 2026-3 Moody’s Manufacturer Concentration Excess Amounts, as of such date, shall not be included in either of (x) the Series 2026-3 Non-Liened Vehicle Amount for purposes of calculating the Series 2026-3 Moody’s Non-Liened Vehicle Concentration Excess Amount as of such date or (y) the Series 2026-3 Medium-Duty Truck Amount for purposes of calculating the Series 2026-3 Moody’s Medium-Duty Truck Concentration Excess Amount as of such date, (ii) the Net Book Value of any Eligible Vehicle included in the Series 2026-3 Non-Liened Vehicle Amount for purposes of calculating the Series 2026-3 Moody’s Non-Liened Vehicle Concentration Excess Amount and designated by HVF III to constitute Series 2026-3 Moody’s Non-Liened Vehicle Concentration Excess Amounts as of such date, shall not be included in the Series 2026-3 Moody’s Manufacturer Amount for the Manufacturer of such Eligible Vehicle for purposes of calculating the Series 2026-3 Moody’s Manufacturer Concentration Excess Amount, as of such date, (iii) the Net Book Value of any Eligible Vehicle included in the Series 2026-3 Medium-Duty Truck Amount for purposes of calculating the Series 2026-3 Moody’s Medium-Duty Truck Concentration Excess Amount and designated by HVF III to constitute Series 2026-3 Moody’s Medium-Duty Truck Concentration Excess Amounts as of such date, shall not be included in the Series 2026-3 Moody’s Manufacturer Amount for the Manufacturer of such Eligible Vehicle for purposes of calculating the Series 2026-3 Moody’s Manufacturer Concentration Excess Amount, as of such date, (iv) the amount of any Series 2026-3 Moody’s Eligible Manufacturer Receivables included in the Series 2026- 3 Moody’s Eligible Non-Investment Grade (High) Program Receivable Amount for purposes of calculating the Series 2026-3 Moody’s Non-Investment Grade (High) Program Receivable Concentration Excess Amount and designated by HVF III to constitute Series 2026-3 Moody’s Non-Investment Grade (High) Program Receivable Concentration Excess Amounts as of such date, shall not be included in the Series 2026-3 Moody’s Manufacturer Amount for the Manufacturer with respect to such Series 2026-3 Moody’s Eligible Manufacturer Receivable for purposes of calculating the Series 2026-3 Moody’s Manufacturer Concentration Excess Amount, as of such date, and (v) the determination of which Eligible Vehicles (or the Net Book Value thereof) or Series 2026-3 Moody’s Eligible Manufacturer Receivables are to be designated as constituting (A) Series 2026-3 Moody’s Non-Liened Vehicle Concentration Excess Amounts, (B) Series 2026-3 Moody’s Medium-Duty Truck Concentration Excess Amounts, (C) Series 2026-3 Moody’s Manufacturer Concentration Excess Amounts and (D) Series 2026-3 Moody’s Non-Investment

79 AMERICAS 134357331 Grade (High) Program Receivable Concentration Excess Amounts, in each case as of such date shall be made iteratively by HVF III in its reasonable discretion. “Series 2026-3 Moody’s Medium-Duty Truck Concentration Excess Amount” means, as of any date of determination, the excess, if any, of the Series 2026-3 Medium-Duty Truck Amount as of such date over 5.0% of the Aggregate Asset Amount as of such date; provided that, for purposes of calculating such excess as of any such date (i) the Net Book Value of any Eligible Vehicle included in the Series 2026-3 Medium-Duty Truck Amount for purposes of calculating the Series 2026-3 Moody’s Medium-Duty Truck Concentration Excess Amount and designated by HVF III to constitute Series 2026- 3 Moody’s Medium-Duty Truck Concentration Excess Amounts, as of such date, shall not be included in the Series 2026-3 Moody’s Manufacturer Amount for the Manufacturer of such Eligible Vehicle for purposes of calculating the Series 2026-3 Moody’s Manufacturer Concentration Excess Amount, as of such date, (ii) the Net Book Value of any Eligible Vehicle included in the Series 2026-3 Medium-Duty Truck Amount for purposes of calculating the Series 2026-3 Moody’s Medium-Duty Truck Concentration Excess Amount and designated by HVF III to constitute Series 2026-3 Moody’s Medium-Duty Truck Concentration Excess Amounts, as of such date, shall not be included in the Series 2026-3 Non-Liened Vehicle Amount for purposes of calculating the Series 2026-3 Moody’s Non-Liened Vehicle Concentration Excess Amount, as of such date, (iii) the Net Book Value of any Eligible Vehicle included in the Series 2026-3 Moody’s Manufacturer Amount for the Manufacturer of such Eligible Vehicle for purposes of calculating the Series 2026-3 Moody’s Manufacturer Concentration Excess Amount and designated by HVF III to constitute Series 2026-3 Moody’s Manufacturer Concentration Excess Amounts, as of such date, shall not be included in the Series 2026-3 Medium-Duty Truck Amount for purposes of calculating the Series 2026-3 Moody’s Medium-Duty Truck Concentration Excess Amount as of such date, and (iv) the determination of which Eligible Vehicles (or the Net Book Value thereof) are to be designated as constituting (A) Series 2026-3 Moody’s Non-Liened Vehicle Concentration Excess Amounts, (B) Series 2026-3 Moody’s Non-Liened Vehicle Concentration Excess Amount and (C) Series 2026-3 Moody’s Manufacturer Concentration Excess Amounts, in each case as of such date shall be made iteratively by HVF III in its reasonable discretion. “Series 2026-3 Moody’s MTM/DT Advance Rate Adjustment” means, as of any date of determination, (i) with respect to the Series 2026-3 Moody’s Eligible Investment Grade Non- Program Vehicle Amount, a percentage equal to the product of (i) the Series 2026-3 Failure Percentage as of such date and (ii) the Series 2026-3 Moody’s Concentration Adjusted Advance Rate with respect to the Series 2026-3 Moody’s Eligible Investment Grade Non-Program Vehicle Amount, in each case as of such date; (ii) with respect to the Series 2026-3 Moody’s Eligible Non-Investment Grade Non- Program Vehicle Amount, a percentage equal to the product of (i) the Series 2026-3 Failure Percentage as of such date and (ii) the Series 2026-3 Moody’s Concentration Adjusted Advance Rate with respect to the Series 2026-3 Moody’s Eligible Non-Investment Grade Non-Program Vehicle Amount, in each case as of such date; and (iii) with respect to any other Series 2026-3 Moody’s AAA Component, zero. “Series 2026-3 Moody’s Non-Investment Grade (High) Manufacturer” means, as of any date of determination, any Manufacturer that (a) is not a Series 2026-3 Moody’s Investment Grade Manufacturer as of such date and (b) has a Relevant Moody’s Rating of at least “Ba3” as of such date; provided that, upon any withdrawal or downgrade of any rating of any Manufacturer by Moody’s, such Manufacturer may, in HVF III’s sole discretion, be deemed to have the rating applicable thereto immediately preceding such withdrawal or downgrade (as applicable) by Moody’s for a period of thirty

80 AMERICAS 134357331 (30) days following the earlier of (x) the date on which an Authorized Officer of any of the Administrator, HVF III or the Servicer obtains actual knowledge of such withdrawal or downgrade (as applicable) and (y) the date on which the Trustee notifies the Administrator in writing of such withdrawal or downgrade (as applicable). “Series 2026-3 Moody’s Non-Investment Grade (High) Program Receivable Concentration Excess Amount” means, with respect to any Series 2026-3 Moody’s Non-Investment Grade (High) Manufacturer, as of any date of determination, the excess, if any, of the Series 2026-3 Moody’s Eligible Non-Investment Grade (High) Program Receivable Amount with respect to such Series 2026-3 Moody’s Non-Investment Grade (High) Manufacturer as of such date over 7.5% of the Aggregate Asset Amount as of such date; provided that, for purposes of calculating such excess as of any such date (i) the amount of any Series 2026-3 Moody’s Eligible Manufacturer Receivables with respect to any Series 2026-3 Moody’s Non-Investment Grade (High) Manufacturer included in the Series 2026-3 Moody’s Manufacturer Amount for purposes of calculating the Series 2026-3 Moody’s Manufacturer Concentration Excess Amount and designated by HVF III to constitute Series 2026-3 Moody’s Manufacturer Concentration Excess Amounts as of such date, shall not be included in the Series 2026-3 Moody’s Eligible Non-Investment Grade (High) Program Receivable Amount for purposes of calculating the Series 2026-3 Moody’s Non-Investment Grade (High) Program Receivable Concentration Excess Amount, as of such date and (ii) the determination of which receivables are to be designated as constituting (A) Series 2026-3 Moody’s Non-Investment Grade (High) Program Receivable Concentration Excess Amounts and (B) Series 2026-3 Moody’s Manufacturer Concentration Excess Amounts, in each case as of such date, shall be made iteratively by HVF III in its reasonable discretion. “Series 2026-3 Moody’s Non-Investment Grade (High) Program Vehicle” means, as of any date of determination, any Program Vehicle manufactured by a Series 2026-3 Moody’s Non-Investment Grade (High) Manufacturer that is or was subject to a Manufacturer Program on the Vehicle Operating Lease Commencement Date for such Program Vehicle unless it has been redesignated (and as of such date remains so designated) as a Non-Program Vehicle pursuant to Section 2.5 (Redesignation of Vehicles) of the Lease (or such other similar section of another Lease, as applicable) as of such date. “Series 2026-3 Moody’s Non-Investment Grade (Low) Manufacturer” means, as of any date of determination, any Manufacturer that has a Relevant Moody’s Rating as of such date of less than “Ba3”; provided that, upon any withdrawal or downgrade of any rating of any Manufacturer by Moody’s, such Manufacturer may, in HVF III’s sole discretion, be deemed to have the rating applicable thereto immediately preceding such withdrawal or downgrade (as applicable) Moody’s for a period of thirty (30) days following the earlier of (x) the date on which any of the Administrator, HVF III or the Servicer obtains actual knowledge of such withdrawal or downgrade (as applicable) and (y) the date on which the Trustee notifies the Administrator in writing of such withdrawal or downgrade (as applicable). “Series 2026-3 Moody’s Non-Investment Grade (Low) Program Vehicle” means, as of any date of determination, any Program Vehicle manufactured by a Series 2026-3 Moody’s Non-Investment Grade (Low) Manufacturer that is or was subject to a Manufacturer Program on the Vehicle Operating Lease Commencement Date for such Program Vehicle unless it has been redesignated (and as of such date remains so designated) as a Non-Program Vehicle pursuant to Section 2.5 (Redesignation of Vehicles) of the Lease (or such other similar section of another Lease, as applicable) as of such date. “Series 2026-3 Moody’s Non-Investment Grade Non-Program Vehicle” means, as of any date of determination, any Eligible Vehicle that (i) was manufactured by a Series 2026-3 Moody’s Non- Investment Grade (High) Manufacturer or a Series 2026-3 Moody’s Non-Investment Grade (Low) Manufacturer and (ii) is not a Series 2026-3 Moody’s Non-Investment Grade (High) Program Vehicle or a Series 2026-3 Moody’s Non-Investment Grade (Low) Program Vehicle, in each case as of such date.

81 AMERICAS 134357331 “Series 2026-3 Moody’s Non-Liened Vehicle Concentration Excess Amount” as of any date of determination, the excess, if any, of the Series 2026-3 Non-Liened Vehicle Amount as of such date over either (x) 10.00% of the Aggregate Asset Amount as of such date or (y) if HVF III receives a “30-day letter” issued by the U.S. Internal Revenue Service asserting that HVF III owes tax as a result of being “a publicly traded partnership” treated as a corporation for U.S. federal income tax purposes, then, on and after the thirtieth (30th) day following receipt of such letter and until a “final determination” within the meaning of Section 1313(a) of the Code that HVF III is not a publicly traded partnership treated as a corporation for U.S. federal income tax purposes, 0.00% of the Aggregate Asset Amount as of such date; provided that, for purposes of calculating such excess as of any such date (i) the Net Book Value of any Eligible Vehicle included in the Series 2026-3 Non-Liened Vehicle Amount for purposes of calculating the Series 2026-3 Moody’s Non-Liened Vehicle Concentration Excess Amount and designated by HVF III to constitute Series 2026-3 Moody’s Non-Liened Vehicle Concentration Excess Amounts, as of such date, shall not be included in the Series 2026-3 Moody’s Manufacturer Amount for the Manufacturer of such Eligible Vehicle for purposes of calculating the Series 2026-3 Moody’s Manufacturer Concentration Excess Amount, as of such date, (ii) the Net Book Value of any Eligible Vehicle included in the Series 2026-3 Non-Liened Vehicle Amount for purposes of calculating the Series 2026-3 Moody’s Non-Liened Vehicle Concentration Excess Amount and designated by HVF III to constitute Series 2026-3 Moody’s Non-Liened Vehicle Concentration Excess Amounts, as of such date, shall not be included in the Series 2026-3 Medium-Duty Truck Amount for purposes of calculating the Series 2026-3 Moody’s Medium-Duty Truck Concentration Excess Amount, as of such date, (iii) the Net Book Value of any Eligible Vehicle included in the Series 2026-3 Moody’s Manufacturer Amount for the Manufacturer of such Eligible Vehicle for purposes of calculating the Series 2026-3 Moody’s Manufacturer Concentration Excess Amount and designated by HVF III to constitute Series 2026-3 Moody’s Manufacturer Concentration Excess Amounts, as of such date, shall not be included in the Series 2026-3 Non-Liened Vehicle Amount for purposes of calculating the Series 2026-3 Moody’s Non-Liened Vehicle Concentration Excess Amount as of such date, and (iv) the determination of which Eligible Vehicles (or the Net Book Value thereof) are to be designated as constituting (A) Series 2026-3 Moody’s Non-Liened Vehicle Concentration Excess Amounts, (B) Series 2026-3 Moody’s Medium-Duty Truck Concentration Excess Amount and (C) Series 2026-3 Moody’s Manufacturer Concentration Excess Amounts, in each case as of such date shall be made iteratively by HVF III in its reasonable discretion. “Series 2026-3 Moody’s Remainder AAA Amount” means, as of any date of determination, the excess, if any, of: (a) the Aggregate Asset Amount as of such date over (b) the sum of: (i) the Series 2026-3 Moody’s Eligible Investment Grade Program Vehicle Amount as of such date, (ii) the Series 2026-3 Moody’s Eligible Investment Grade Program Receivable Amount as of such date, (iii) the Series 2026-3 Moody’s Eligible Non-Investment Grade Program Vehicle Amount as of such date, (iv) the Series 2026-3 Moody’s Eligible Non-Investment Grade (High) Program Receivable Amount as of such date, (v) the Series 2026-3 Moody’s Eligible Non-Investment Grade (Low) Program Receivable Amount as of such date,

82 AMERICAS 134357331 (vi) the Series 2026-3 Moody’s Eligible Investment Grade Non-Program Vehicle Amount as of such date, (vii) the Series 2026-3 Moody’s Eligible Non-Investment Grade Non-Program Vehicle Amount as of such date, (viii) the Cash Amount as of such date, and (ix) the Due and Unpaid Lease Payment Amount as of such date. “Series 2026-3 Non-Liened Vehicle Amount” means, as of any date of determination, the sum of the Net Book Value as of such date of each Eligible Vehicle for which the Disposition Date has not occurred as of such date and with respect to which the Certificate of Title does not note the Collateral Agent as the first lienholder (and, the Certificate of Title with respect to which has not been submitted to the appropriate state authorities for such notation or the fees due in respect of such notation have not yet been paid). “Series 2026-3 Non-Program Fleet Market Value” means, with respect to all Non-Program Vehicles as of any date of determination, the sum of the respective Series 2026-3 Third-Party Market Values of each such Non-Program Vehicle as of such date. “Series 2026-3 Non-Program Vehicle Disposition Proceeds Percentage Average” means, with respect to any Series 2026-3 Measurement Month, commencing with the third Series 2026-3 Measurement Month following the Series 2026-3 Closing Date, the percentage equivalent (not to exceed 100%) of a fraction, the numerator of which is the aggregate amount of Disposition Proceeds paid or payable in respect of all Non-Program Vehicles that are sold to unaffiliated third parties (excluding salvage sales) during such Series 2026-3 Measurement Month and the two Series 2026-3 Measurement Months preceding such Series 2026-3 Measurement Month and the denominator of which is the excess, if any, of the aggregate Net Book Values of such Non-Program Vehicles on the dates of their respective sales over the aggregate Final Base Rent with respect such Non-Program Vehicles. “Series 2026-3 Noteholders” means the Class A Noteholders, the Class B Noteholders, the Class C Noteholders, the Class D Noteholders and the Class E Noteholders, collectively. “Series 2026-3 Notes” means the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes and the Class E Notes, collectively. “Series 2026-3 Operating Expense Amount” means, with respect to any Payment Date, the sum (without duplication) of (a) the aggregate amount of Series 2026-3 Carrying Charges on such Payment Date (excluding any Series 2026-3 Carrying Charges payable to the Series 2026-3 Noteholders) and (b) the Series 2026-3 Percentage of the Carrying Charges, if any, payable by HVF III on such Payment Date (excluding any Carrying Charges payable to the Series 2026-3 Noteholders). “Series 2026-3 Past Due Rent Payment” means, (a) with respect to any Past Due Rent Payment in respect of a Series 2026-3 Lease Principal Payment Deficit, an amount equal to the Series 2026- 3 Invested Percentage with respect to Principal Collections (as of the Payment Date on which such Series 2026-3 Lease Payment Deficit occurred) of such Past Due Rent Payment and (b) with respect to any Past Due Rent Payment in respect of a Series 2026-3 Lease Interest Payment Deficit, an amount equal to the Series 2026-3 Invested Percentage with respect to Interest Collections (as of the Payment Date on which such Series 2026-3 Lease Payment Deficit occurred) of such Past Due Rent Payment. “Series 2026-3 Payment Date Available Interest Amount” means, with respect to each Series 2026-3 Interest Period, the sum of the Series 2026-3 Daily Interest Allocation for each Series 2026- 3 Deposit Date in such Series 2026-3 Interest Period.

83 AMERICAS 134357331 “Series 2026-3 Payment Date Interest Amount” means, with respect to each Payment Date, the sum (without duplication) of the amounts payable pursuant to Sections 5.3(a) through (g) (Application of Funds in the Series 2026-3 Interest Collection Account). “Series 2026-3 Percentage” means, as of any date of determination, a fraction, expressed as a percentage, the numerator of which is the Series 2026-3 Principal Amount as of such date and the denominator of which is the Aggregate Principal Amount as of such date. “Series 2026-3 Permitted Liens” means (i) Liens for current taxes not delinquent or for taxes being contested in good faith and by appropriate proceedings, and with respect to which adequate reserves have been established, and are being maintained, in accordance with GAAP, (ii) mechanics’, materialmen’s, landlords’, warehousemen’s and carriers’ Liens, and other Liens imposed by law, securing obligations that are not more than thirty (30) days past due or are being contested in good faith and by appropriate proceedings and with respect to which adequate reserves have been established, and are being maintained, in accordance with GAAP, (iii) Liens in favor of the Trustee pursuant to any Series 2026-3 Related Document, Related Document or any other Series Related Document and Liens in favor of the Collateral Agent pursuant to the Collateral Agency Agreement and (iv) any Lien on any Vehicle arising out of or in connection with the sale of a Vehicle in the ordinary course. Series 2026-3 Permitted Liens shall be “Series Permitted Liens” with respect to the Series 2026-3 Notes. “Series 2026-3 Principal Amount” means, as of any date of determination, the sum of the Class A Principal Amount, the Class B Principal Amount, the Class C Principal Amount, the Class D Principal Amount and the Class E Principal Amount, in each case, as of such date. The Series 2026-3 Principal Amount shall be the “Principal Amount” with respect to the Series 2026-3 Notes. For the avoidance of doubt, when “Principal Amount” is used in connection with any Class of Series 2026-3 Notes it means the Class A Principal Amount, the Class B Principal Amount, the Class C Principal Amount, the Class D Principal Amount or the Class E Principal Amount, as applicable. “Series 2026-3 Principal Collection Account” has the meaning specified in Section 4.2(a)(i) (Series 2026-3 Accounts) of this Series 2026-3 Supplement. “Series 2026-3 Principal Collection Account Amount” means, as of any date of determination, the amount of cash on deposit in and Permitted Investments credited to the Series 2026-3 Principal Collection Account as of such date. “Series 2026-3 Purchase Agreement” means the Purchase Agreement in respect of the Series 2026-3 Notes, dated August 21, 2026, by and among HVF III, Hertz, RBC Capital Markets, LLC, J.P. Morgan Securities LLC, Truist Securities, Inc., Credit Agricole Securities (USA) Inc. and Citizens JMP Securities, LLC, as initial representatives of the several initial purchasers set forth on Schedule I thereto (collectively, the “Initial Purchasers”) of the Series 2026-3 Notes. “Series 2026-3 Rapid Amortization Period” means the period beginning on the earlier to occur of (i) the close of business on the Business Day immediately preceding the Expected Final Payment Date and (ii) the close of business on the Business Day immediately preceding the day on which an Amortization Event with respect to the Series 2026-3 Notes is deemed to have occurred with respect to the Series 2026-3 Notes, and ending upon the earlier to occur of (i) the date on which the Series 2026-3 Notes are paid in full and (ii) the termination of this Series 2026-3 Supplement. “Series 2026-3 Rating Agency Condition” means (a) the notification in writing by each Rating Agency then rating any Class of Series 2026-3 Notes at the request of HVF III that a proposed action will not result in a reduction or withdrawal by such Rating Agency of the rating or credit risk assessment of such Class, or (b) each Rating Agency then rating any Class of Series 2026-3 Notes at the request of HVF III shall have been given notice of such event at least ten (10) days prior to the occurrence of such

84 AMERICAS 134357331 event (or, if ten (10) day’s advance notice is impracticable, as much advance notice as is practicable) and such Rating Agency shall not have issued any written notice prior to the occurrence of such event that the occurrence of such event will itself cause such Rating Agency to downgrade, qualify, or withdraw its rating assigned to such Class. The Series 2026-3 Rating Agency Condition shall be the “Rating Agency Condition” with respect to the Series 2026-3 Notes. “Series 2026-3 Related Documents” means the Related Documents, this Series 2026-3 Supplement and each Class A/B/C/D/E Demand Note. “Series 2026-3 Revolving Period” means the period from the Series 2026-3 Closing Date to the earlier of (i) the commencement of the Series 2026-3 Controlled Amortization Period and (ii) the commencement of the Series 2026-3 Rapid Amortization Period. “Series 2026-3 Supplement” has the meaning specified in the Preamble of this Series 2026- 3 Supplement. “Series 2026-3 Supplemental Indenture” means a supplement to this Series 2026-3 Supplement complying (to the extent applicable) with the terms of Section 9.9 (Amendments) of this Series 2026-3 Supplement. “Series 2026-3 Third-Party Market Value” means, with respect to each Non-Program Vehicle, as of any date of determination during a calendar month: (a) if the Series 2026-3 Third-Party Market Value Procedures have been completed for such month, then (i) the Monthly NADA Mark, if any, for such Non-Program Vehicle obtained in such calendar month in accordance with such Series 2026-3 Third-Party Market Value Procedures; (ii) if, pursuant to the Series 2026-3 Third-Party Market Value Procedures, no Monthly NADA Mark for such Non-Program Vehicle was obtained in such calendar month, then the Monthly Blackbook Mark, if any, for such Non-Program Vehicle obtained in such calendar month in accordance with such Series 2026-3 Third-Party Market Value Procedures; and (iii) if, pursuant to the Series 2026-3 Third-Party Market Value Procedures, neither a Monthly NADA Mark nor a Monthly Blackbook Mark for such Non-Program Vehicle was obtained for such calendar month (regardless of whether such value was not obtained because (A) neither a Monthly NADA Mark nor a Monthly Blackbook Mark was obtained in undertaking the Series 2026-3 Third-Party Market Value Procedures or (B) such Non-Program Vehicle experienced its Vehicle Operating Lease Commencement Date on or after the first day of such calendar month), then the Administrator’s reasonable estimation of the fair market value of such Non-Program Vehicle as of such date of determination; and (b) until the Series 2026-3 Third-Party Market Value Procedures have been completed for such calendar month: (i) if such Non-Program Vehicle experienced its Vehicle Operating Lease Commencement Date prior to the first day of such calendar month, the Series 2026-3 Third- Party Market Value obtained in the immediately preceding calendar month, in accordance with the Series 2026-3 Third-Party Market Value Procedures for such immediately preceding calendar month, and

85 AMERICAS 134357331 (ii) if such Non-Program Vehicle experienced its Vehicle Operating Lease Commencement Date on or after the first day of such calendar month, then the Administrator’s reasonable estimation of the fair market value of such Non-Program Vehicle as of such date of determination. “Series 2026-3 Third-Party Market Value Procedures” means, with respect to each calendar month and each Non-Program Vehicle, on or prior to the Determination Date for such calendar month: (a) HVF III shall make one attempt (or cause the Administrator to make one attempt) to obtain a Monthly NADA Mark for each Non-Program Vehicle that was a Non-Program Vehicle as of the first day of such calendar month, and (b) if no Monthly NADA Mark was obtained for any such Non-Program Vehicle described in clause (a) above upon such attempt, then HVF III shall make one attempt (or cause the Administrator to make one attempt) to obtain a Monthly Blackbook Mark for any such Non- Program Vehicle. “Series 2026-3 Trustee Fee Amount” means, with respect to any Payment Date, an amount equal to the Series 2026-3 Percentage of fees payable to the Trustee with respect to the Notes on such Payment Date. “Series-Specific 2026-3 Collateral” means the Series 2026-3 Account Collateral with respect to each Series 2026-3 Account and each Class A/B/C/D/E Demand Note. The Series-Specific 2026- 3 Collateral shall be the “Series-Specific Collateral” with respect to the Series 2026-3 Notes. “Similar Law” has the meaning specified in Section 2.2(i) (Transfer Restrictions for Global Notes) of this Series 2026-3 Supplement. “Treasury Rate” means with respect a Redemption Date, the yield to maturity at the time of computation of United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15(519) that has become publicly available at least two (2) business days prior to such Redemption Date (or, if such statistical release is no longer published, any publicly available source of similar market data)) most nearly equal to the period from such Redemption Date to the Expected Final Payment Date; provided that, if the period from the Redemption Date to the Expected Final Payment Date is not equal to the constant maturity of a United States Treasury security for which a weekly average yield is given, then the Treasury Rate will be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of United States Treasury securities for which such yields are given, except that if the period from such Redemption Date to the Expected Final Payment Date is less than one (1) year, then the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one (1) year will be used.

86 AMERICAS 134357331 SCHEDULE II TO THE SERIES 2026-3 SUPPLEMENT MONTHLY NOTEHOLDERS’ STATEMENT INFORMATION • Aggregate Principal Amount • Class A Monthly Interest Amount • Class A Principal Amount • Class A/B/C/D/E Adjusted Principal Amount • Class A/B/C/D/E Available L/C Cash Collateral Account Amount • Class A/B/C/D/E Available Reserve Account Amount • Class A/B/C/D/E Letter of Credit Amount • Class A/B/C/D/E Letter of Credit Liquidity Amount • Class A/B/C/D/E Liquid Enhancement Amount • Class A/B/C/D/E Principal Amount • Class A/B/C/D/E Required Liquid Enhancement Amount • Class A/B/C/D/E Required Reserve Account Amount • Class A/B/C/D/E Reserve Account Deficiency Amount • Class B Monthly Interest Amount • Class B Principal Amount • Class C Monthly Interest Amount • Class C Principal Amount • Class D Monthly Interest Amount • Class D Principal Amount • Class E Monthly Interest Amount • Class E Principal Amount • Determination Date • Aggregate Asset Amount • Aggregate Asset Amount Deficiency • Aggregate Asset Coverage Threshold Amount • Asset Coverage Threshold Amount • Carrying Charges • Cash Amount • Collections • Due and Unpaid Lease Payment Amount

87 AMERICAS 134357331 • Interest Collections • Percentage • Principal Collections • Advance Rate • Asset Coverage Threshold Amount • Payment Date • Series 2026-3 Accrued Amounts • Series 2026-3 Adjusted Asset Coverage Threshold Amount • Series 2026-3 Asset Amount • Series 2026-3 Asset Coverage Threshold Amount • Series 2026-3 Blended Advance Rate • Series 2026-3 Capped Administrator Fee Amount • Series 2026-3 Capped Operating Expense Amount • Series 2026-3 Capped Trustee Fee Amount • Series 2026-3 Alternative Adjusted Advance Rate • Series 2026-3 Alternative Blended Advance Rate • Series 2026-3 Alternative Concentration Adjusted Advance Rate • Series 2026-3 Alternative Concentration Excess Advance Rate Adjustment • Series 2026-3 Alternative Concentration Excess Amount • Series 2026-3 Alternative Eligible Investment Grade Non-Program Vehicle Amount • Series 2026-3 Alternative Eligible Investment Grade Program Receivable Amount • Series 2026-3 Alternative Eligible Investment Grade Program Vehicle Amount • Series 2026-3 Alternative Eligible Non-Investment Grade (High) Program Receivable Amount • Series 2026-3 Alternative Eligible Non-Investment Grade (Low) Program Receivable Amount • Series 2026-3 Alternative Eligible Non-Investment Grade Non-Program Vehicle Amount • Series 2026-3 Alternative Eligible Non-Investment Grade Program Vehicle Amount • Series 2026-3 Alternative Manufacturer Concentration Excess Amount • Series 2026-3 Alternative Medium-Duty Truck Concentration Excess Amount • Series 2026-3 Alternative MTM/DT Advance Rate Adjustment • Series 2026-3 Alternative Non-Investment Grade (High) Program Receivable Concentration Excess Amount • Series 2026-3 Alternative Non-Liened Vehicle Concentration Excess Amount • Series 2026-3 Alternative Remainder AAA Amount

88 AMERICAS 134357331 • Series 2026-3 Excess Administrator Fee Amount • Series 2026-3 Excess Operating Expense Amount • Series 2026-3 Excess Trustee Fee Amount • Series 2026-3 Failure Percentage • Series 2026-3 Floating Allocation Percentage • Series 2026-3 Administrator Fee Amount • Series 2026-3 Trustee Fee Amount • Series 2026-3 Interest Period • Series 2026-3 Invested Percentage • Series 2026-3 Market Value Average • Series 2026-3 Medium-Duty Truck Amount • Series 2026-3 Moody’s Adjusted Advance Rate • Series 2026-3 Moody’s Blended Advance Rate • Series 2026-3 Moody’s Concentration Adjusted Advance Rate • Series 2026-3 Moody’s Concentration Excess Advance Rate Adjustment • Series 2026-3 Moody’s Concentration Excess Amount • Series 2026-3 Moody’s Eligible Investment Grade Non-Program Vehicle Amount • Series 2026-3 Moody’s Eligible Investment Grade Program Receivable Amount • Series 2026-3 Moody’s Eligible Investment Grade Program Vehicle Amount • Series 2026-3 Moody’s Eligible Non-Investment Grade (High) Program Receivable Amount • Series 2026-3 Moody’s Eligible Non-Investment Grade (Low) Program Receivable Amount • Series 2026-3 Moody’s Eligible Non-Investment Grade Non-Program Vehicle Amount • Series 2026-3 Moody’s Eligible Non-Investment Grade Program Vehicle Amount • Series 2026-3 Moody’s Manufacturer Concentration Excess Amount • Series 2026-3 Moody’s Medium-Duty Truck Concentration Excess Amount • Series 2026-3 Moody’s MTM/DT Advance Rate Adjustment • Series 2026-3 Moody’s Non-Investment Grade (High) Program Receivable Concentration Excess Amount • Series 2026-3 Moody’s Non-Liened Vehicle Concentration Excess Amount • Series 2026-3 Moody’s Remainder AAA Amount • Series 2026-3 Non-Liened Vehicle Amount • Series 2026-3 Non-Program Fleet Market Value • Series 2026-3 Non-Program Vehicle Disposition Proceeds Percentage Average

89 AMERICAS 134357331 • Series 2026-3 Percentage • Series 2026-3 Principal Amount • Series 2026-3 Principal Collection Account Amount • Series 2026-3 Rapid Amortization Period On or before the second Business Day following the Trustee’s receipt of a Monthly Noteholders’ Statement, the Trustee shall post, or cause to be posted, a copy of such Monthly Noteholders’ Statement to https://gctinvestorreporting.bnymellon.com (or such other website maintained by the Trustee and available to the Series 2026-3 Noteholders, as designated from time to time by the Trustee).